UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06520

AMG Funds I

(Exact name of registrant as specified in charter)

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Address of principal executive offices) (Zip code)

AMG Funds LLC

600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: OCTOBER 31

Date of reporting period: NOVEMBER 1, 2018 – OCTOBER 31, 2019

(Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

AMG Funds October 31, 2019 AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund)

Class N: MBGVX	Class I: MBDFX	Class Z: MBDLX
AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund)

Class N: TYWVX	Class I: TYWSX	Class Z: TYWIX

AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund)

Class N: TLEVX	Class I: TLESX	Class Z: TLEIX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	103119 AR069

AMG Funds Annual Report — October 31, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG GW&K Core Bond ESG Fund	4

AMG GW&K Trilogy Emerging Wealth Equity Fund	12

AMG GW&K Trilogy Emerging Markets Equity Fund	21

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	28

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	30

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	31

Detail of changes in assets for the past two fiscal years

Financial Highlights	32

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	41

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	48

OTHER INFORMATION	49

TRUSTEES AND OFFICERS	50

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	52

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended October 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. Global stock markets swooned late in 2018 as hawkish U.S. Federal Reserve (Fed) policy and an escalation of the U.S./China trade war triggered a painful selloff. However, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. Investors clung to hopes of a positive outcome from U.S./China trade negotiations, even as doubts about the durability of the economic cycle lingered, and the S&P 500® Index returned 14.33% for the fiscal year. International equities were also resistant to pressures facing the global economy and generated an 11.27% return as measured by the MSCI All Country World ex USA Index.

In total, ten out of eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months. Investors sought the relative safety of defensive sectors, with utilities and real estate leading the index with returns of 26.73% and 23.71%, respectively. However, the higher growth information technology sector also generated a robust 22.60% return. Energy was the lone negative sector with a return of (11.40)% during the fiscal year. Growth stocks outperformed Value stocks for the full fiscal year with returns of 17.10% and 11.21% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued, but international developed and emerging markets still produced solidly positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 11.04% and 11.86%, respectively, in the twelve months ending October 31, 2019.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates later in the year. The 10-year Treasury yield fell from a high of 3.24% last November to a yield of 1.69% as of October 31, 2019. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 11.51% return. High yield bonds lagged the broader bond market and returned 8.38% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 9.42% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	14.33%	14.91%	10.78%

Small Caps	(Russell 2000® Index)	4.90%	10.96%	7.37%

International	(MSCI All Country World Index ex USA)	11.27%	8.07%	3.82%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	11.51%	3.29%	3.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	8.38%	6.03%	5.18%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	9.42%	3.62%	3.55%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.71%	1.74%	1.21%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG GW&K Core Bond ESG Fund

Based on Actual Fund Return

Class N	0.88%	$1,000	$1,058	$4.56

Class I	0.55%	$1,000	$1,060	$2.86

Class Z	0.48%	$1,000	$1,060	$2.49

Based on Hypothetical 5% Annual Return

Class N	0.88%	$1,000	$1,021	$4.48

Class I	0.55%	$1,000	$1,022	$2.80

Class Z	0.48%	$1,000	$1,023	$2.45
AMG GW&K Trilogy Emerging Wealth Equity Fund

Based on Actual Fund Return

Class N	1.35%	$1,000	$959	$6.67

Class I	1.06%	$1,000	$961	$5.24

Class Z	0.96%	$1,000	$962	$4.75

Based on Hypothetical 5% Annual Return

Class N	1.35%	$1,000	$1,018	$6.87

Class I	1.06%	$1,000	$1,020	$5.40

Class Z	0.96%	$1,000	$1,020	$4.89

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG GW&K Trilogy Emerging Markets Equity Fund

Based on Actual Fund Return

Class N	1.48%	$1,000	$966	$7.34

Class I	1.13%	$1,000	$968	$5.61

Class Z	0.92%	$1,000	$969	$4.56

Based on Hypothetical 5% Annual Return

Class N	1.48%	$1,000	$1,018	$7.53

Class I	1.13%	$1,000	$1,020	$5.75

Class Z	0.92%	$1,000	$1,021	$4.69

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (unaudited)

For the 12 months ending October 31, 2019, the AMG GW&K Core Bond ESG Fund (Class I shares) (the “Fund”) returned 11.70%, compared to the return of 11.51% for the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”).

On May 1, 2019, the AMG GW&K Core Bond Fund changed its name to the AMG GW&K Core Bond ESG Fund. While the Fund’s overall investment process remains the same, the Fund transitioned to an environmental, social, and governance (“ESG”) mandate.

GW&K believes that responsible corporate behavior with respect to ESG factors can lead to positive and sustainable long-term financial performance and aligns with our pursuit of quality investments. GW&K has been incorporating ESG factors into our equity and fixed income analysis process for several years and as a signatory of the United Nations Principles for Responsible Investment (PRI), we are committed to incorporating the assessment of ESG issues into our fundamental research process. We believe ESG investing adds value to our investment process by improving our assessment of risk and enhancing our ability to identify high quality credits; aids our up-in-quality bias by improving identification of credits with less long-term volatility; limits our exposure to credit rating downgrades and negative events that are difficult to quantify; and deepens our fundamental credit analysis, leading to better outcomes by providing a more nuanced and complete picture.

ESG considerations have long informed our process. We focus on business and credit fundamentals, relative valuation, and technical considerations. We believe ESG factors are important considerations in analyzing a company’s business and financial policy, as they highlight non-financial risks that can significantly affect a company’s financial health over the long term. Just as with credit risks, investors require additional compensation for ESG risks, leading to potential inefficiencies in valuation.

MARKET OVERVIEW

Investor sentiment deteriorated significantly at the end of 2018 as markets grew increasingly concerned about global growth, tightening U.S. Federal Reserve (“Fed”) policy and escalating trade tensions with China. These concerns took precedence over domestic economic data that, on balance, remained solid. The dominant narrative of synchronized global growth suddenly shifted to a serious debate around whether the post-crisis economic recovery was coming to an end—or worse. As expected, the Fed raised rates and tilted in a dovish direction, but not nearly enough for investors, who wanted a pause. Instead the Fed merely signaled a modestly slower pace of tightening along with continued balance sheet reduction. Volatility surged as a result, and risk assets sold off in a swift and decisive rebuke of Fed policy.

Fixed income markets started 2019 on a strong note, helped by the unusual combination of a sharp rally in rates and a significant tightening in spreads. The Fed’s reduced growth outlook and dovish posture were the major drivers of the yield curve’s downward shift, reflecting softening U.S. economic data and renewed growth concerns out of Europe and China. Risk assets proved to be largely immune to these worries, benefiting instead from a fierce snapback in sentiment following a brutal fourth quarter. Corporates were also helped by a better-than-expected earnings season and a favorable technical backdrop. The rising tension between these competing risk-on/risk-off narratives underscores the high degree of investor uncertainty as the cycle continues to age, and volatility is likely to remain elevated until a clearer picture of the economy emerges.

Having benefited from a second straight quarter of lower rates and tighter spreads, fixed income markets posted their strongest first-half returns in almost 25 years. Escalating trade rhetoric, decelerating industrial activity, and rising geopolitical tensions stoked concerns about a worldwide recession and drove a global flight to safety. In response, central banks around the world made clear their willingness to move forward with caution—if not provide outright stimulus as conditions warrant. In the U.S., this shift resulted in a massive collapse of the yield curve, driven by the perception that the Federal Open Market Committee (“FOMC”) had capitulated by removing the word “patient” from its post-meeting statement. This move had the perverse effect of both validating the risk aversion that drove the rally in rates and emboldening investors in risky assets, who promptly sent equities back to record highs.

Fixed income markets endured a volatile third quarter amid the tumult of the trade war, mounting evidence of a global slowdown, and an increase in political tensions in the U.S. and abroad. Trade negotiations between the U.S. and China were the primary cause of uncertainty, as rhetoric escalated dramatically before calming in the closing days on hopes that tensions might be easing. This turmoil coincided with further signs of deterioration out of Europe, where both Germany and the U.K. posted negative Gross Domestic Product (“GDP”) readings. Against this already challenging backdrop, several other narratives weighed on investor sentiment: Saudi Arabia sustained an attack on its crude infrastructure, the overnight funding market required emergency intervention from the Fed, and talk of an impeachment inquiry began to gain traction.

Interest rates finished October mixed following a sharp Fed-driven rally over the final two days of the month. The decision to cut the federal funds rate by another quarter point was not a surprise, nor was the messaging of a high bar set for further easing. Even so, Treasury yields fell, with a slight flattening bias, after Fed Chairman Jerome Powell stated in his post-meeting press conference that any increase in inflation would need to be “significant” and “persistent” before the Fed “would even consider” raising rates from here. The move reversed much of the October selloff that had preceded the meeting. All month long, rates had been rising and the curve re-steepening as investors took comfort from global monetary stimulus and receding concerns over trade and Brexit. The yield on the 10-year Treasury reached as high as 1.86% before rallying to close October 31, 2019, at 1.70%, up only 3 basis points on the month. The yield on the Long Bond finished up 7 basis points, while the two- and five-year fell 10 and 3 basis points, respectively.

FUND REVIEW

The Fund’s overweight to investment grade corporates, which outperformed the Index, was a significant contributor to performance. For the one-year period ending October 2019, interest rates decreased, and the corporate sector outperformed due to its longer duration and 8 basis points of spread tightening. Positive security selection within investment grade corporates was a key contributor to performance during the 12-month period, even as security selection overall contributed marginally. Corporate selection in the electric, insurance, and basic industry sectors were notable positives, while selection in consumer non-cyclicals and communications detracted. Treasuries were modest underperformers versus the Index, so our underweight was helpful. We were generally equal weight mortgage-backed securities, and our allocation decision had minimal impact, but our MBS selection underperformed in the rate rally given our preference for shorter duration seasoned mortgage pools. We overweighted taxable municipal bonds, a sector that benefited due to the decrease in rates, although security selection within the space was a small drag. The Fund’s overall yield curve positioning

4

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

added to performance. The 5- to 10-year segment of the curve experienced the largest declines in rates, which is where the Fund had its largest exposure. Conversely, rates on the very short and long ends saw drops of a lesser degree and the Fund had underweights in those areas.

OUTLOOK

Investor sentiment improved notably as bright spots emerged on U.S.-Chinese trade and Brexit, reducing the perceived threat to global growth. A relatively healthy read on the labor market, the strength of Q3 GDP growth, and solid corporate earnings helped to confirm that the manufacturing recession was not spilling over into the broader economy. The Fed made it clear that while they stand ready to add accommodation if needed, such an outcome is likely unnecessary. In light of all of these factors, we believe the U.S. expansion will continue. A healthy consumer and labor market coupled with an improving outlook for global growth support our preference for high-quality spread product.

We believe that corporate bonds with above average and/or improving ESG profiles offer an attractive alternative to the Treasury market in an environment where the Fed has made it clear they are focused on extending the credit cycle. We see value in the lower-rated segment of the investment grade space, where we believe the risk of ratings downgrades has received undue attention, especially in light of an accommodative Fed. The securitized sector remains a good hedge against the possibility of rising rates, offering a relatively attractive spread following the recent flurry of refinancing activity.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

5

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Core Bond ESG Fund’s (formerly AMG GW&K Core Bond Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Core Bond ESG Fund’s Class I shares on October 31, 2009 to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Core Bond ESG Fund and the Bloomberg Barclays U.S. Aggregate Bond Index® for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG GW&K Core Bond ESG Fund[2,3,4,5,6,7,8]

Class N	11.20%	—	—	2.70%	05/08/15

Class I	11.70%	2.99%	3.87%	5.85%	04/30/93

Class Z	11.71%	—	—	3.12%	05/08/15

Bloomberg Barclays U.S. Aggregate Bond Index®[9]	11.51%	3.24%	3.73%	5.31%	04/30/93	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  To the extent that the Fund invests in asset-backed or mortgage-backed securities, its exposure to prepayment and extension risks may be greater than investments in other fixed income securities.

[4]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[5]  The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed income securities to fall.

[6]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[7]  Many bonds have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage securities, which can be paid back anytime. Typically debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of bondholders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

[8]  Applying the Fund’s ESG investment criteria may result in the selection or exclusion of securities of certain issuers for reasons other than performance, and the Fund may underperform funds that do not utilize an ESG investment strategy. The application of this strategy may affect the Fund’s exposure to certain companies, sectors, regions, countries or types of investments, which could negatively impact the Fund’s performance depending on whether such investments are in or out of favor. Applying ESG crieria to investment decisions is qualitative and subjective by nature, and there is no guarantee that the criteria utilized by the Subadvisr or any judgment exercised by the Subadviser will reflect the beliefs or values of any particular investor.

[9]  The Bloomberg Barclays U.S. Aggregate Bond Index® is an index of the U.S. investment-grade fixed-rate bond market, including both government and corporate bonds. Unlike the Fund, the

6

AMG GW&K Core Bond ESG Fund Portfolio Manager’s Comments (continued)

    Bloomberg Barclays U.S. Aggregate Bond Index® is unmanaged, is not available for investment, and does not incur expenses.

Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of

Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Not FDIC insured, nor bank guaranteed. May lose value.

7

AMG GW&K Core Bond ESG Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Category	% of Net Assets

U.S. Government and Agency Obligations	46.5

Corporate Bonds and Notes	43.7

Municipal Bonds	7.6

Short-Term Investments	1.6

Other Assets Less Liabilities	0.6

Rating	% of Market Value[1]

U.S. Government and Agency Obligations	47.5

Aa	17.5

A	19.0

Baa	16.0

[1]	Includes market value of long-term fixed-income securities only.

TOP TEN HOLDINGS

Security Name	% of Net Assets
United States Treasury Notes, 2.000%, 11/30/22	4.1

United States Treasury Bonds, 4.500%, 02/15/36	4.0

FNMA, 4.500%, 06/01/41	2.7

FNMA, 4.000%, 12/01/33	2.6

FNMA, 4.500%, 04/01/39	2.6

FNMA, 4.500%, 04/01/39	2.6

FHLMC, 2.500%, 10/01/34	2.5

FNMA, 3.500%, 03/01/48	2.3

United States Treasury Notes, 6.250%, 08/15/23	2.1

Verizon Communications, Inc., 3.875%, 02/08/29	2.1

Top Ten as a Group	27.6

Credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

8

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments October 31, 2019

	Principal Amount	Value

Corporate Bonds and Notes - 43.7%

Financials - 19.2%

Aircastle, Ltd.
4.125%, 05/01/24	$3,073,000	$3,216,002

Ally Financial, Inc.
8.000%, 11/01/31	1,535,000	2,143,244

American Tower Corp.
3.375%, 10/15/26	1,628,000	1,694,632

Bank of America Corp., MTN
3.875%, 08/01/25	3,534,000	3,814,087

The Bank of New York Mellon Corp., MTN
2.450%, 08/17/26	1,049,000	1,060,752

Berkshire Hathaway, Inc.
3.125%, 03/15/26	3,151,000	3,353,565

Boston Properties, LP
3.400%, 06/21/29	2,045,000	2,158,868

Citigroup, Inc.
(3 month LIBOR + 1.023%)
4.044%, 06/01/24[1]	3,485,000	3,691,928

CME Group, Inc.
3.750%, 06/15/28	930,000	1,044,330

Crown Castle International Corp.
4.000%, 03/01/27	2,021,000	2,188,758

The Goldman Sachs Group, Inc.
3.500%, 11/16/26	3,141,000	3,275,030

Host Hotels & Resorts, LP
Series C
4.750%, 03/01/23	2,429,000	2,591,609

JPMorgan Chase & Co.
2.950%, 10/01/26	2,163,000	2,234,332

Morgan Stanley, GMTN
(3 month LIBOR + 1.628%)
4.431%, 01/23/30[1]	1,919,000	2,156,854

National Rural Utilities Cooperative
Finance Corp., MTN
3.250%, 11/01/25	2,072,000	2,185,082

Simon Property Group LP
3.300%, 01/15/26	2,057,000	2,181,628

Visa, Inc., MTN
3.150%, 12/14/25	2,574,000	2,753,727

Total Financials		41,744,428

Industrials - 23.5%

Advocate Health & Hospitals Corp.
4.272%, 08/15/48	2,006,000	2,392,373

AT&T, Inc.
4.250%, 03/01/27	3,955,000	4,347,273

Automatic Data Processing, Inc.
3.375%, 09/15/25	3,067,000	3,299,268

	Principal Amount	Value

Charter Communications Operating LLC/Charter Communications Operating Capital
4.908%, 07/23/25	$2,472,000	$2,725,640

Cheniere Corpus Christi Holdings LLC
5.875%, 03/31/25	2,889,000	3,210,661

CommonSpirit Health
3.347%, 10/01/29	2,609,000	2,634,527

CVS Health Corp.
5.125%, 07/20/45	1,899,000	2,192,324

Exelon Corp.
3.400%, 04/15/26	2,016,000	2,122,396

Fidelity National Information Services, Inc.
5.000%, 10/15/25	1,901,000	2,173,985

The George Washington University
Series 2018
4.126%, 09/15/48	3,023,000	3,611,447

Georgia-Pacific LLC
8.000%, 01/15/24	1,628,000	1,997,610

Kaiser Foundation Hospitals
3.150%, 05/01/27	2,111,000	2,235,768

Kinder Morgan, Inc.
4.300%, 03/01/28	1,967,000	2,135,352

McDonald’s Corp., MTN
3.700%, 01/30/26	2,553,000	2,758,619

Parker-Hannifin Corp.
3.250%, 06/14/29	2,089,000	2,196,102

RELX Capital, Inc.
4.000%, 03/18/29	2,014,000	2,216,215

Rockwell Automation, Inc.
3.500%, 03/01/29	2,027,000	2,213,631

Verizon Communications, Inc.
3.875%, 02/08/29	4,042,000	4,473,887

Waste Management, Inc.
3.450%, 06/15/29	2,007,000	2,175,156

Total Industrials		51,112,234

Utilities - 1.0%

Northern States Power Co.
2.900%, 03/01/50	2,197,000	2,143,482

Total Corporate Bonds and Notes
(Cost $89,898,025)		95,000,144

Municipal Bonds - 7.6%

California State General Obligation,
School Improvements
7.550%, 04/01/39	2,650,000	4,351,751

JobsOhio Beverage System, Series B
4.532%, 01/01/35	1,890,000	2,262,576

Los Angeles Unified School District,
School Improvements
5.750%, 07/01/34	2,905,000	3,787,452

The accompanying notes are an integral part of these financial statements.

9

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Metropolitan Transportation Authority
6.687%, 11/15/40	$1,875,000	$2,672,081

University of California, University & College Improvements, Series BD
3.349%, 07/01/29	3,215,000	3,482,777

Total Municipal Bonds
(Cost $15,390,277)		16,556,637

U.S. Government and Agency Obligations - 46.5%

Fannie Mae - 27.2%

FNMA
3.000%, 09/01/46 to 11/01/46	4,984,012	5,117,746
3.500%, 03/01/30 to 03/01/48	11,702,567	12,287,342
4.000%, 12/01/33 to 11/01/48	16,007,970	17,125,098
4.500%, 04/01/39 to 06/01/41	18,508,594	20,069,532
5.000%, 08/01/40	4,038,968	4,458,669

Total Fannie Mae		59,058,387

Freddie Mac - 8.0%

FHLMC
2.500%, 10/01/34	5,303,091	5,385,847

FHLMC Gold Pool
3.000%, 06/01/43	341,400	353,734
3.500%, 07/01/32 to 05/01/44	2,694,696	2,833,689
4.000%, 05/01/26	162,675	169,673
5.000%, 07/01/44	2,878,927	3,182,505

FHLMC Multifamily Structured Pass
Through Certificates
Series K071, Class A2
3.286%, 11/25/27	2,012,000	2,177,365
Series K062, Class A2
3.413%, 12/25/26	513,000	559,348
Series K063, Class A2
3.430%, 01/25/27[1]	2,544,000	2,767,785

Total Freddie Mac		17,429,946

	Principal Amount	Value

U.S. Treasury Obligations - 11.3%

United States Treasury Bonds
3.500%, 02/15/39	$1,750,000	$2,173,042
4.500%, 02/15/36	6,312,000	8,648,919

United States Treasury Notes
2.000%, 11/30/22	8,892,000	9,019,649
6.250%, 08/15/23	3,947,000	4,631,712
Total U.S. Treasury Obligations		24,473,322

Total U.S. Government and Agency Obligations
(Cost $98,781,344)		100,961,655

	Shares

Short-Term Investments - 1.6%

Other Investment Companies - 1.6%

Dreyfus Government Cash Management Fund,
Institutional Shares, 1.73%[2]	1,153,067	1,153,067

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[2]	1,153,068	1,153,068

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[2]	1,188,010	1,188,010

Total Short-Term Investments (Cost $3,494,145)		3,494,145

Total Investments - 99.4% (Cost $207,563,791)		216,012,581

Other Assets, less Liabilities - 0.6%		1,251,978

Net Assets - 100.0%		$217,264,559

[1]

Variable rate security. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

[2]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

FHLMC	Freddie Mac
FNMA	Fannie Mae
GMTN	Global Medium-Term Notes
LIBOR	London Interbank Offered Rate
MTN	Medium-Term Note

The accompanying notes are an integral part of these financial statements.

10

AMG GW&K Core Bond ESG Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Corporate Bonds and Notes†	—	$95,000,144	—	$95,000,144
Municipal Bonds	—	16,556,637	—	16,556,637
U.S. Government and Agency Obligations†	—	100,961,655	—	100,961,655
Short-Term Investments
Other Investment Companies	$3,494,145	—	—	3,494,145

Total Investments in Securities	$3,494,145	$212,518,436	—	$216,012,581

†

All corporate bonds and notes and U.S. government and agency obligations held in the Fund are Level 2 securities. For a detailed breakout of corporate bonds and notes and U.S. government and agency obligations by major industry or agency classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

11

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Global equity markets experienced sharp declines in the final quarter of 2018, with the MSCI All Country World Index posting the worst annual performance since the global financial crisis of 2008. Notably, after leading global markets down in the previous two quarters, the MSCI Emerging Markets Index displayed relative strength during December. In response to firm U.S. economic data, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike in December, the ninth hike of the tightening cycle, while giving only modestly dovish guidance about its future intentions.

Moving into 2019, emerging market equities participated in the strong global rally and posted a first quarter gain which was the largest advance since the first quarter of 2017, erasing the sharp decline of the previous quarter. The same factors that boosted global developed markets were also at play in emerging markets, such as dovish signals from key central banks (the Fed and the European Central Bank), optimism on U.S.-China trade negotiations, and early signs of stabilization in China’s economy. Overall, emerging market currencies held their ground against the U.S. dollar, while oil and industrial commodity prices firmed as concerns about the global economy began to ease. Although the MSCI Emerging Markets Index rose in the first quarter, it remained significantly below its peak level reached in January 2018 and lagged the first quarter gain of the MSCI All Country World Index.

Following the strong rally in the first quarter, emerging market equities ended the second quarter of 2019 with relatively flat performance due to tepid economic reports and an escalation of trade tensions. The flat performance for the second quarter masked considerable volatility within the quarter as markets responded negatively to a breakdown in U.S.-China trade negotiations. Evidence mounted that the trade war was resulting in a significant slowdown in global manufacturing activity as supply chains were disrupted while businesses put capital spending plans on hold. However, emerging market equities were able to recover in June as investors correctly discounted that the U.S. and China would agree at the end of the month to postpone further tariff hikes and resume negotiations. Emerging market equities continued to lag developed markets, with developed market equities posting their strongest first-half gain since 1998.

The wide performance spread between emerging and developed markets in 2019 reflects the differential impact of weaker global manufacturing activity and ongoing tension surrounding U.S.-China trade negotiations. The confrontational tone between the two countries has hit emerging market assets particularly hard. Emerging market equities posted a decline for the third quarter of 2019, but ended off the period’s worst levels. There were signs of an easing of U.S.-China tensions in September, with China resuming some purchases of U.S. agricultural goods in advance of formal trade talks. In addition, investors have been focusing on the tempering effect of central bank policy actions to offset the global slowdown. A total of 16 central banks cut rates in the third quarter, led by two cuts by the Fed. That said, China has so far refrained from aggressive monetary easing. Its future policy stance remains an important wild card since China accounts for about one-third of global growth. During the two prior global downturns of 2008 and 2016, inflections in global growth required strong stimulus by China.

Finishing off the fiscal year, emerging market equities did well in October but continued to lag developed markets for the calendar-year-to-date period. Several factors contributed to the improved environment for emerging market equities. First, market participants took comfort from the continued broad-based monetary easing by central banks. Second, a de-escalation of trade issues between the U.S. and China helped market sentiment. On October 11, the U.S. and China reached a tentative “Phase One” agreement on key trade issues. The U.S. agreed to hold off on tariff hikes scheduled for October 15 and December 15. In exchange, China offered key concessions on agricultural purchases and financial sector opening. But no deal has been signed, so there remains the risk of last-minute histrionics. Finally, odds of a no-deal Brexit also declined. Brexit now looks likely to proceed on January 31 next year.

FUND REVIEW

For the one-year period ending October 31, 2019, the AMG GW&K Trilogy Emerging Wealth Equity Fund (the “Fund”) (Class Z shares) returned 21.34%, outperforming the MSCI Emerging Markets Index (the “Index”), which returned 11.86%. Looking at performance on a sector basis, stock selection in the financial, consumer staples, and health care sectors represented the largest contributors to relative performance. Although stock selection detracted from performance in the consumer discretionary sector, the Fund’s large overweight allocation more than offset it, resulting in a positive impact on performance. Finally, holdings in the materials sector added to relative performance for the year. These positives were partially offset by holdings in the communication services and information technology sectors, as well as an underweight allocation in information technology. Geographically, stock selection in Asia, particularly China, was by far the largest contributor to relative performance for the fiscal year. Stock selection and an underweight allocation in South Korea also helped performance versus the Index while an underweight allocation in Taiwan detracted from performance within the region. Within the Latin America and EMEA regions, stock selection and underweight allocations versus the Index helped on a relative basis. Finally, within developed markets, positive performance from U.S. holdings more than offset the negative returns in Germany and Denmark.

OUTLOOK AND PORTFOLIO POSITION

Looking forward, we see continued low inflation levels in most emerging market countries as supportive for further monetary easing and economic growth, albeit at more modest levels. As the third quarter earnings season progresses, business trends in the Fund’s consumer-focused companies remain healthy. We believe earnings growth for the Fund will be between 8% and 10% for 2019, followed by low-double-digit growth in 2020 and 2021, providing further support to already compelling valuations. Volatility will likely continue as investors balance political risks, trade discussions, and accommodative central bank policies globally. This continued volatility will create further opportunities to invest in best-in-class companies serving the emerging consumer.

Ongoing discussions between the U.S. and China will most likely result in a trade agreement that will be executed in several phases over an extended period of time. In the meantime, the shift toward consumption in emerging markets remains undeterred. Not only do we continue to see high consumer confidence and strong consumption in China, despite the headline news, we also note that premium segments are growing at approximately twice the pace of overall Chinese consumption. In India, after broad monetary and fiscal stimulus, the government has now moved to support important labor-intensive industries including the auto industry, where a cash-for-clunkers program is under consideration. We continue to believe the combination of strong earnings growth and compelling valuations could present investors with a strong snap-back in emerging markets, and we would like to remind investors of the benefit of an emerging wealth allocation, as we believe the emerging consumer will be the most compelling growth story for the next couple of decades.

12

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

Investors with a long-term investment horizon, as well as patience and focus on the underlying fundamentals of companies rather than the latest news, could reap sustainable excess returns in emerging markets as the world faces a scarcity of growth opportunities. We believe the underlying trends in emerging markets are very powerful for the companies within the Fund. Patience is required and we believe investors will be rewarded.

With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the consumer discretionary,

health care, information technology, materials, and industrial sectors while exposures to the consumer staples, communication services, and financial sectors decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary and health care sectors and underweight positions in the energy, information technology, materials, communication services, industrial, real estate, utilities, and consumer staples sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 68% in EM Asia, 22% in developed markets, 5% in EM EMEA, and 5% in EM Latin America.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

13

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Trilogy Emerging Wealth Equity Fund’s (formerly AMG Trilogy Emerging Wealth Equity Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Trilogy Emerging Wealth Equity Fund’s Class Z shares on March 19, 2015 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Trilogy Emerging Wealth Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Since Inception	Inception Date
AMG GW&K Trilogy Emerging Wealth Equity Fund[2,3,4,5,6,7,8]

Class N	20.82%	6.41%	03/19/15

Class I	21.15%	6.69%	03/19/15

Class Z	21.34%	6.79%	03/19/15

MSCI Emerging Markets Index[9]	11.86%	4.22%	03/19/15	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[3]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[4]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[9]  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein.

14

AMG GW&K Trilogy Emerging Wealth Equity Fund Portfolio Manager’s Comments (continued)

Copying or redistributing the MSCI data is strictly prohibited.	Not FIDC insured, not bank guaranteed. May lose value.

15

AMG GW&K Trilogy Emerging Wealth Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Consumer Discretionary	36.7

Financials	24.8

Information Technology	10.5

Communication Services	7.4

Health Care	6.3

Consumer Staples	5.3

Materials	3.4

Industrials	2.5

Short-Term Investments	5.6

Other Assets Less Liabilities	(2.5)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Alibaba Group Holding, Ltd., Sponsored ADR (China)	6.0

Infineon Technologies AG (Germany)	5.8

Sands China, Ltd. (Macau)	4.9

Ping An Insurance Group Co. of China, Ltd., Class H (China)	4.7

HDFC Bank, Ltd., ADR (India)	4.3

Sberbank of Russia PJSC, Sponsored ADR (Russia)	4.0

AIA Group, Ltd. (Hong Kong)	4.0

QUALCOMM, Inc.	3.9

Tencent Holdings, Ltd. (China)	3.3

Trip.com Group, Ltd., ADR (China)	3.3

Top Ten as a Group	44.2

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

16

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 96.9%

Communication Services - 7.4%

iQIYI, Inc., ADR (China)*,1	63,833	$1,112,609

MultiChoice Group (South Africa)*	37,798	314,798

Tencent Holdings, Ltd. (China)	92,140	3,737,467

Tencent Music Entertainment Group, ADR (China)*,1	103,895	1,437,907

The Walt Disney Co. (United States)	2,206	286,604

Zee Entertainment Enterprises, Ltd. (India)	395,018	1,451,339

Total Communication Services		8,340,724

Consumer Discretionary - 36.7%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	38,781	6,851,439

Booking Holdings, Inc. (United States)*	565	1,157,555

Eicher Motors, Ltd. (India)	8,475	2,686,988

Hermes International (France)	570	410,601

Huazhu Group Ltd., ADR (China)[1]	38,881	1,472,035

Jubilant Foodworks Ltd. (India)	84,050	1,894,594

LVMH Moet Hennessy Louis Vuitton SE (France)	3,660	1,563,025

MakeMyTrip, Ltd. (India)*,1	75,009	1,726,707

Maruti Suzuki India, Ltd. (India)	30,688	3,269,770

Moncler SpA (Italy)	37,312	1,439,823

Naspers, Ltd., N Shares (South Africa)	5,353	757,496

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	7,148	872,485

NIKE, Inc., Class B (United States)	6,301	564,254

Prosus, N.V. (Netherlands)*	19,753	1,362,147

Sands China, Ltd. (Macau)	1,131,000	5,570,876

Starbucks Corp. (United States)	3,401	287,589

TAL Education Group, ADR (China)*	28,850	1,235,068

Tiffany & Co. (United States)[1]	2,941	366,184

Titan Co., Ltd. (India)	46,200	866,771

Trip.com Group, Ltd., ADR (China)*	112,385	3,707,581

Yum China Holdings, Inc. (China)	84,484	3,590,570

Total Consumer Discretionary		41,653,558

Consumer Staples - 5.3%

The Estee Lauder Cos., Inc., Class A (United States)	1,790	333,423

Kimberly-Clark de Mexico, SAB de CV, Class A (Mexico)	135,260	271,765

Kweichow Moutai Co., Ltd., Class A (China)	3,293	551,469

LG Household & Health Care, Ltd. (South Korea)	2,490	2,694,424

Unilever NV (United Kingdom)	3,439	203,268

Wal-Mart de Mexico, SAB de CV (Mexico)	418,220	1,253,366

	Shares	Value

Wuliangye Yibin Co., Ltd., Class A (China)	35,603	$666,411

Total Consumer Staples		5,974,126

Financials - 24.8%

AIA Group, Ltd. (Hong Kong)	451,700	4,498,130

Bank Mandiri Persero Tbk PT (Indonesia)	2,090,920	1,045,187

China Merchants Bank Co., Ltd., Class H (China)	399,050	1,903,162

Credicorp, Ltd. (Peru)	3,679	787,453

Grupo Financiero Banorte, S.A.B de CV (Mexico)	374,370	2,046,954

HDFC Bank, Ltd., ADR (India)	79,796	4,874,738

Kotak Mahindra (India)	143,181	3,175,711

Ping An Insurance Group Co. of China, Ltd., Class H (China)	459,000	5,297,682

Sberbank of Russia PJSC, Sponsored ADR (Russia)	309,191	4,553,243

Total Financials		28,182,260

Health Care - 6.3%

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	702,091	2,937,827

CSPC Pharmaceutical Group, Ltd. (China)	238,000	609,547

Jiangsu Hengrui Medicine Co., Ltd., Class A (China)	55,380	714,469

Novo Nordisk A/S, Class B (Denmark)	13,509	742,842

Ping An Healthcare and Technology Co., Ltd. (China)*,1,2	314,300	2,149,563

Total Health Care		7,154,248

Industrials - 2.5%

Copa Holdings, S.A., Class A (Panama)	5,311	540,341

FANUC Corp. (Japan)	9,230	1,820,611

Havells India, Ltd. (India)	43,501	423,841

Total Industrials		2,784,793

Information Technology - 10.5%

Infineon Technologies AG (Germany)	339,205	6,569,984

Mastercard, Inc., Class A (United States)	1,956	541,440

Pagseguro Digital, Ltd., Class A (Brazil)*,1	10,240	379,699

QUALCOMM, Inc. (United States)	55,266	4,445,597

Total Information Technology		11,936,720

Materials - 3.4%

Asian Paints, Ltd. (India)	62,004	1,580,519

Chr Hansen Holding A/S (Denmark)	17,964	1,379,200

Novozymes A/S (Denmark)	18,320	863,597

Total Materials		3,823,316

Total Common Stocks
(Cost $99,165,664)		109,849,745

The accompanying notes are an integral part of these financial statements.

17

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 5.6%

Joint Repurchase Agreements - 2.8%[3]

Cantor Fitzgerald Securities, Inc., dated 10/31/19,due 11/01/19, 1.750% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 11/25/19 - 10/20/68, totaling $1,020,041)	$1,000,000	$1,000,000

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.740% total to be received $1,000,048 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 8.000%, 12/01/20 - 01/01/59, totaling $1,020,000)	1,000,000	1,000,000

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $211,727 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $215,951)	211,717	211,717

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		3,211,717

	Shares	Value

Other Investment Companies - 2.8%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[4]	1,035,029	$1,035,029

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[4]	1,035,029	1,035,029

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[4]	1,066,393	1,066,393

Total Other Investment Companies		3,136,451

Total Short-Term Investments
(Cost $6,348,168)		6,348,168

Total Investments - 102.5%
(Cost $105,513,832)		116,197,913

Other Assets, less Liabilities - (2.5)%		(2,793,817)

Net Assets - 100.0%		$113,404,096

*	Non-income producing security.

[1]

Some of these securities, amounting to $7,641,830 or 6.7% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2019, the value of these securities amounted to $2,149,563 or 1.9% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

18

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$23,193,614	$18,459,944	—	$41,653,558
Financials	7,709,145	20,473,115	—	28,182,260
Information Technology	5,366,736	6,569,984	—	11,936,720
Communication Services	4,288,459	4,052,265	—	8,340,724
Health Care	—	7,154,248	—	7,154,248
Consumer Staples	1,858,554	4,115,572	—	5,974,126
Materials	—	3,823,316	—	3,823,316
Industrials	540,341	2,244,452	—	2,784,793
Short-Term Investments
Joint Repurchase Agreements	—	3,211,717	—	3,211,717
Other Investment Companies	3,136,451	—	—	3,136,451

Total Investments in Securities	$46,093,300	$70,104,613	—	$116,197,913

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

The following table below is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value at October 31, 2019:

Common Stock
Balance as of October 31, 2018	$244,523
Accrued discounts (premiums)	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Purchases	—
Sales	—
Transfers in to Level 3	—
Transfers out of Level 3	(244,523)
Balance as of October 31, 2019	—

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2019	—

The accompanying notes are an integral part of these financial statements.

19

AMG GW&K Trilogy Emerging Wealth Equity Fund Schedule of Portfolio Investments (continued)

The country allocation in the Schedule of Portfolio Investments at October 31, 2019 is as follows:

Country	% of Long-Term Investments
Brazil	0.3
China	35.4
Denmark	2.7
France	1.8
Germany	6.0
Hong Kong	4.1
India	20.0
Indonesia	0.9
Italy	1.3
Japan	1.7
Macau	5.1
Mexico	3.2
Netherlands	1.2
Panama	0.5
Peru	0.7
Russia	4.1
South Africa	1.0
South Korea	2.5
United Kingdom	0.2
United States	7.3

100.0

The accompanying notes are an integral part of these financial statements.

20

AMG GW&K Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (unaudited)

MARKET OVERVIEW

Global equity markets experienced sharp declines in the final quarter of 2018, with the MSCI All Country World Index posting the worst annual performance since the global financial crisis of 2008. Notably, after leading global markets down in the previous two quarters, the MSCI Emerging Markets Index displayed relative strength in December. In response to firm U.S. economic data, the U.S. Federal Reserve (the “Fed”) delivered its fourth rate hike in December, the ninth hike of the tightening cycle, while giving only modestly dovish guidance about its future intentions.

Moving into 2019, emerging market equities participated in the strong global rally and posted a first-quarter gain which was the largest advance since the first quarter of 2017, erasing the sharp decline of the previous quarter. The same factors that boosted global developed markets were also at play in emerging markets, such as dovish signals from key central banks (the Fed and the European Central Bank), optimism on U.S.-China trade negotiations, and early signs of stabilization in China’s economy. Overall, emerging market currencies held their ground against the U.S. dollar, while oil and industrial commodity prices firmed as concerns about the global economy began to ease. Although the MSCI Emerging Markets Index rose in the first quarter, it remained significantly below its peak level reached in January 2018 and lagged the first-quarter gain of the MSCI All Country World Index.

Following the strong rally in the first quarter, emerging market equities ended the second quarter of 2019 with relatively flat performance due to tepid economic reports and an escalation of trade tensions. The flat performance for the second quarter masked considerable volatility within the quarter as markets responded negatively to a breakdown in U.S.-China trade negotiations. Evidence mounted that the trade war was resulting in a significant slowdown in global manufacturing activity as supply chains were disrupted while businesses put capital spending plans on hold. However, emerging market equities were able to recover in June as investors correctly discounted that the U.S. and China would agree at the end of the month to postpone further tariff hikes and resume negotiations. Emerging market equities continued to lag developed markets, with developed market equities posting their strongest first-half gain since 1998.

The wide performance spread between emerging and developed markets in 2019 reflects the differential impact of weaker global manufacturing activity and ongoing tension surrounding U.S.-China trade negotiations. The confrontational tone between the two countries has hit emerging market assets particularly hard. Emerging market equities posted a decline for the third quarter of 2019, but ended off the period’s worst levels. There were signs of an easing of U.S.-China tensions in September, with China resuming some purchases of U.S. agricultural goods in advance of formal trade talks. In addition, investors have been focusing on the tempering effect of central bank policy actions to offset the global slowdown. A total of 16 central banks cut rates in the third quarter, led by two cuts by the Fed. That said, China has so far refrained from aggressive monetary easing. Its future policy stance remains an important wild card since China accounts for about one-third of global growth. During the two prior global downturns of 2008 and 2016, inflections in global growth required strong stimulus by China.

Finishing off the fiscal year, emerging market equities did well in October but continued to lag developed markets for the calendar-year-to-date period. Several factors contributed to the improved environment for emerging market equities. First, market participants took comfort from the continued broad-based monetary easing by central banks. Second, a de-escalation of trade issues between the U.S. and China helped market sentiment. On October 11, the U.S. and China reached a tentative “Phase One” agreement on key trade issues. The U.S. agreed to hold off on tariff hikes scheduled for October 15 and December 15. In exchange, China offered key concessions on agricultural purchases and financial sector opening. But no deal has been signed, so there remains the risk of last-minute histrionics. Finally, odds of a no-deal Brexit also declined. Brexit now looks likely to proceed on January 31 next year.

FUND REVIEW

For the one-year period ending October 31, 2019, the AMG GW&K Trilogy Emerging Markets Equity Fund (the “Fund”) (Class Z shares) returned 14.39%, outperforming the MSCI Emerging Markets Index (the “Index”), which returned 11.86%. Looking at performance on a sector basis, stock selection in the consumer staples and financial sectors were the largest contributors to relative performance. Holdings in the industrial and information technology sectors, as well as an overweight allocation to the consumer discretionary sector, also contributed positively to relative performance. These positives were partially offset by the underperformance of holdings in the communication services sector and the underweight allocation to the real estate sector. Geographically, stock selection in Asia, particularly China, was the largest contributor to relative performance. Holdings in South Korea and Indonesia also added value, while stock selection in India and Thailand detracted from relative performance. The EMEA region also contributed positively to fiscal year performance, with our holdings in South Africa adding the most. Finally, within Latin America, the Fund’s holdings in Panama and Colombia added value relative to the benchmark while our exposure to Peru weighed on performance.

OUTLOOK AND PORTFOLIO POSITIONING

We believe emerging markets’ underperformance since early 2018 reflects a massive spike in global uncertainty, with the escalation of the U.S.-China trade war acting as the key driver. We expect political expediency in both the U.S. and China to support a gradual de-escalation of the trade war ahead of next November’s U.S. presidential election. That could become a catalyst for emerging market outperformance in coming quarters. Relative valuations should also work in favor of emerging vs developed markets. At the end of October, emerging markets traded at a Shiller PE ratio of 12.7 times compared to 30.3 for the S&P 500® Index and 17.8 for the MSCI EAFE Index. By inverting those Shiller PE ratios, long-term earnings yields can be derived as follows: 7.9% for emerging markets versus 3.3% for the S&P 500® and 5.6% for MSCI EAFE. Those yields can be viewed as rough-and-ready predictors of future expected real returns. They suggest that emerging markets are currently priced to deliver superior long-term returns. With respect to the Fund’s structure, trading and market activity during the fiscal year resulted in increased exposures to the communication services, consumer staples, information technology, industrials, health care, and real estate sectors while exposures to the materials, financial, energy, and consumer discretionary sectors decreased. At the close of the period, the Fund had overweight positions in the consumer discretionary, financial, consumer staples, communication services, and health care sectors and underweight positions in the materials, energy, utilities, and real estate sectors relative to the benchmark. Geographically, the portfolio finished the fiscal year with exposures of 70% in Asia, 16% in Latin America, and 14% in the EMEA region.

The views expressed represent the opinions of GW&K Investment Management, LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

21

AMG GW&K Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG GW&K Trilogy Emerging Markets Equity Fund’s (formerly AMG Trilogy Emerging Markets Equity Fund) cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG GW&K Trilogy Emerging Markets Equity Fund’s Class Z shares on March 01, 2011 (inception date), to a $10,000 investment made in the MSCI Emerging Markets Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG GW&K Trilogy Emerging Markets Equity Fund and the MSCI Emerging Markets Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Since Inception	Inception Date
AMG GW&K Trilogy Emerging Markets Equity Fund[2,3,4,5,6,7,8,9,10]

Class N	13.94%	2.57%	1.05%	03/01/12

Class I	14.34%	2.93%	0.45%	03/01/11

Class Z	14.39%	3.04%	0.55%	03/01/11

MSCI Emerging Markets Index[11]	11.86%	2.93%	1.75%	03/01/11	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[3]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[4]  The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[5]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[6]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[7]  Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[8]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[9]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[10]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

22

AMG GW&K Trilogy Emerging Markets Equity Fund Portfolio Manager’s Comments (continued)

[11]  The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. Please go to msci.com for most current list of countries represented by the index. Unlike the Fund, the MSCI Emerging Markets Index is unmanaged, is not available for investment and does not incur expenses.

All MSCI data is provided “as is.” The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.	Not FDIC insured, nor bank guaranteed. May lose value.

23

AMG GW&K Trilogy Emerging Markets Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	27.2

Consumer Discretionary	19.4

Information Technology	15.8

Communication Services	12.3

Consumer Staples	8.7

Industrials	5.4

Health Care	4.0

Energy	2.9

Materials	1.4

Real Estate	0.6

Short-Term Investments	2.7

Other Assets Less Liabilities	(0.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	5.7

Samsung Electronics Co., Ltd. (South Korea)	5.2

Alibaba Group Holding, Ltd., Sponsored ADR (China)	5.2

Tencent Holdings, Ltd. (China)	4.3

Sberbank of Russia PJSC, Sponsored ADR (Russia)	3.5

Ping An Insurance Group Co. of China, Ltd., Class H (China)	3.0

Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	2.1

Banco Bradesco, S.A., ADR (Brazil)	2.0

Housing Development Finance Corp., Ltd. (India)	1.9

Shanghai International Airport Co., Ltd., Class A (China)	1.8

Top Ten as a Group	34.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

24

AMG GW&K Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 97.7%

Communication Services - 12.3%

58.com, Inc., ADR (China)*	7,773	$410,492

Autohome, Inc., ADR (China)*	2,627	222,139

Baidu, Inc., Sponsored ADR (China)*	3,770	383,975

iQIYI, Inc., ADR (China)*,1	23,288	405,910

MultiChoice Group (South Africa)*	68,107	567,224

NetEase, Inc., ADR (China)	1,756	501,970

Telekomunikasi Indonesia Persero Tbk PT (Indonesia)	1,564,347	456,509

Tencent Holdings, Ltd. (China)	59,300	2,405,381

Tencent Music Entertainment Group, ADR (China)*,1	53,180	736,011

Zee Entertainment Enterprises, Ltd. (India)	231,207	849,480

Total Communication Services		6,939,091

Consumer Discretionary - 19.4%

Alibaba Group Holding, Ltd., Sponsored ADR (China)*	16,491	2,913,465

Feng TAY Enterprise Co., Ltd. (Taiwan)	118,560	800,913

Hanon Systems (South Korea)	43,799	435,907

MakeMyTrip, Ltd. (India)*	15,043	346,290

Maruti Suzuki India, Ltd. (India)	3,744	398,919

Midea Group Co., Ltd., Class A (China)	67,385	531,022

Naspers, Ltd., N Shares (South Africa)	4,859	687,590

New Oriental Education & Technology Group, Inc., Sponsored ADR (China)*	5,789	706,605

Prosus, N.V. (Netherlands)*	11,159	769,513

Sands China, Ltd. (Macau)	171,647	845,468

Shanghai Jinjiang International Hotels Co., Ltd. (China)	55,700	176,751

Shenzhou International Group Holdings, Ltd. (China)	59,600	823,592

Trip.com Group, Ltd., ADR (China)*	26,126	861,897

Yum China Holdings, Inc. (China)	14,566	619,055

Total Consumer Discretionary		10,916,987

Consumer Staples - 8.7%

Bid Corp., Ltd. (South Africa)	24,646	574,972

BIM Birlesik Magazalar AS (Turkey)	51,580	426,913

CP ALL PCL (Thailand)	65,100	168,267

Dino Polska S.A. (Poland)*,2	6,523	254,201

Fomento Economico Mexicano, S.A.B de CV (Mexico)	55,434	492,743

Inner Mongolia Yili Industrial Group Co., Ltd., Class A (China)	67,800	279,214

Kweichow Moutai Co., Ltd., Class A (China)	3,400	569,388

	Shares	Value

LG Household & Health Care, Ltd. (South Korea)	241	$260,786

Uni-President Enterprises Corp. (Taiwan)	127,000	313,739

Wal-Mart de Mexico, SAB de CV (Mexico)	219,800	658,720

Wuliangye Yibin Co., Ltd., Class A (China)	49,000	917,173

Total Consumer Staples		4,916,116

Energy - 2.9%

Novatek PJSC, Sponsored GDR (Russia)	3,451	740,356

Reliance Industries, Ltd. (India)	43,500	896,592

Total Energy		1,636,948

Financials - 27.2%

AIA Group, Ltd. (Hong Kong)	95,800	953,998

Banco Bradesco, S.A., ADR (Brazil)	128,859	1,128,805

Banco de Chile, ADR (Chile)[1]	13,256	340,414

Bancolombia, S.A., Sponsored ADR (Colombia)	13,078	678,487

Bank Mandiri Persero Tbk PT (Indonesia)	1,232,100	615,889

Bank Rakyat Indonesia Persero Tbk PT (Indonesia)	2,457,635	736,394

BDO Unibank, Inc. (Philippines)	191,655	584,645

Credicorp, Ltd. (Peru)	3,993	854,662

FirstRand, Ltd. (South Africa)	155,364	671,636

Grupo Financiero Banorte, S.A.B de CV (Mexico)	162,400	887,959

HDFC Bank, Ltd. (India)	58,300	1,010,123

Housing Development Finance Corp., Ltd. (India)	35,733	1,072,421

Itau Unibanco Holding, S.A., Sponsored ADR (Brazil)	134,076	1,210,706

Noah Holdings, Ltd., ADR (China)*,1	6,737	204,064

OTP Bank Plc (Hungary)	17,009	784,403

Ping An Insurance Group Co. of China, Ltd., Class H (China)	145,000	1,673,560

Sberbank of Russia PJSC, Sponsored ADR (Russia)	132,210	1,946,966

Total Financials		15,355,132

Health Care - 4.0%

China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A (China)	151,700	634,773

Fleury, S.A. (Brazil)	100,918	637,138

Lepu Medical Technology Beijing Co., Ltd., Class A (China)	75,000	321,488

Microport Scientific Corp. (China)	177,080	181,845

Odontoprev, S.A. (Brazil)	134,906	501,546

Total Health Care		2,276,790

Industrials - 5.4%

Adani Ports & Special Economic Zone, Ltd. (India)	113,180	630,687

The Bidvest Group, Ltd. (South Africa)	25,158	343,428

Copa Holdings, S.A., Class A (Panama)	5,468	556,314

The accompanying notes are an integral part of these financial statements.

25

AMG GW&K Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 5.4% (continued)

Grupo Aeroportuario del Pacifico, S.A.B de CV, Class B (Mexico)	42,706	$447,629

Shanghai International Airport Co., Ltd., Class A (China)	96,069	1,040,457

Total Industrials		3,018,515

Information Technology - 15.8%

Delta Electronics, Inc. (Taiwan)	119,720	525,629

Infosys, Ltd., Sponsored ADR (India)	32,837	314,907

Pagseguro Digital, Ltd., Class A (Brazil)*,1	8,714	323,115

Samsung Electronics Co., Ltd. (South Korea)	68,367	2,954,812

SK Hynix, Inc. (South Korea)	14,792	1,040,114

Sunny Optical Technology Group Co., Ltd. (China)	33,200	533,653

Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	326,632	3,200,929

Total Information Technology		8,893,159

Materials - 1.4%

Grasim Industries, Ltd. (India)	24,413	264,492

LG Chem, Ltd. (South Korea)	1,963	517,928

Total Materials		782,420

Real Estate - 0.6%

Emaar Malls PJSC (United Arab Emirates)	631,234	334,701

Total Common Stocks
(Cost $46,346,976)		55,069,859

	Principal Amount	Value

Short-Term Investments - 2.7%

Joint Repurchase Agreements - 1.2%[3]

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.720% total to be received $661,910 (collateralized by various U.S. Treasuries, 0.125% - 4.250%, 03/31/20 - 02/15/49, totaling $675,116)	$661,878	$661,878

	Shares

Other Investment Companies - 1.5%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[4]	280,391	280,391

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[4]	280,391	280,391

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[4]	288,888	288,888

Total Other Investment Companies		849,670

Total Short-Term Investments
(Cost $1,511,548)		1,511,548

Total Investments - 100.4%
(Cost $47,858,524)		56,581,407

Other Assets, less Liabilities - (0.4)%		(234,087)

Net Assets - 100.0%		$56,347,320

*	Non-income producing security.

[1]

Some of these securities, amounting to $1,682,508 or 3.0% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]

Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified buyers. At October 31, 2019, the value of these securities amounted to $254,201 or 0.5% of net assets.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[4]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

26

AMG GW&K Trilogy Emerging Markets Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2[1]	Level 3	Total
Investments in Securities
Common Stocks
Financials	$5,305,097	$10,050,035	—	$15,355,132
Consumer Discretionary	6,216,825	4,700,162	—	10,916,987
Information Technology	638,022	8,255,137	—	8,893,159
Communication Services	3,509,977	3,429,114	—	6,939,091
Consumer Staples	1,578,376	3,337,740	—	4,916,116
Industrials	1,003,943	2,014,572	—	3,018,515
Health Care	1,138,684	1,138,106	—	2,276,790
Energy	—	1,636,948	—	1,636,948
Materials	—	782,420	—	782,420
Real Estate	—	334,701	—	334,701
Short-Term Investments
Joint Repurchase Agreements	—	661,878	—	661,878
Other Investment Companies	849,670	—	—	849,670

Total Investments in Securities	$20,240,594	$36,340,813	—	$56,581,407

[1]	An external pricing service is used to reflect any impact on security value due to market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The country allocation in the Schedule of Portfolio Investments at October 31, 2019 is as follows:

Country	% of Long-Term Investments
Brazil	6.9
Chile	0.6
China	32.8
Colombia	1.2
Hong Kong	1.7
Hungary	1.4
India	10.5
Indonesia	3.3
Macau	1.5
Mexico	4.5
Netherlands	1.4
Panama	1.0

Country	% of Long-Term Investments
Peru	1.5
Philippines	1.1
Poland	0.5
Russia	4.9
South Africa	5.2
South Korea	9.5
Taiwan	8.8
Thailand	0.3
Turkey	0.8
United Arab Emirates	0.6

100.0

The accompanying notes are an integral part of these financial statements.

27

Statement of Assets and Liabilities October 31, 2019

	AMG GW&K Core Bond ESG Fund	AMG GW&K Trilogy Emerging Wealth Equity Fund	AMG GW&K Trilogy Emerging Markets Equity Fund
Assets:
Investments at value[1] (including securities on loan valued at $0, $7,641,830, and $1,682,508, respectively)	$216,012,581	$116,197,913	$56,581,407
Foreign currency[2]	—	285,629	68,965
Receivable for investments sold	—	—	514,736
Dividend, interest and other receivables	1,557,609	64,879	42,037
Receivable for Fund shares sold	10,815	380,955	775
Prepaid expenses and other assets	20,269	10,820	10,244
Total assets	217,601,274	116,940,196	57,218,164
Liabilities:
Payable upon return of securities loaned	—	3,211,717	661,878
Payable for investments purchased	61,191	—	87,511
Payable for Fund shares repurchased	110,274	67,946	2,495
Payable for foreign capital gains tax	—	127,643	9,065
Accrued expenses:
Investment advisory and management fees	55,569	50,796	25,874
Administrative fees	27,688	13,853	7,057
Distribution fees	263	415	108
Shareholder service fees	7,358	388	—
Other	74,372	63,342	76,856
Total liabilities	336,715	3,536,100	870,844

Net Assets	$217,264,559	$113,404,096	$56,347,320
[1] Investments at cost	$207,563,791	$105,513,832	$47,858,524
[2] Foreign currency at cost	—	$285,740	$69,774

The accompanying notes are an integral part of these financial statements.

28

Statement of Assets and Liabilities (continued)

	AMG GW&K Core Bond ESG Fund	AMG GW&K Trilogy Emerging Wealth Equity Fund	AMG GW&K Trilogy Emerging Markets Equity Fund

Net Assets Represent:
Paid-in capital	$213,029,898	$99,594,638	$45,688,599
Total distributable earnings	4,234,661	13,809,458	10,658,721
Net Assets	$217,264,559	$113,404,096	$56,347,320

Class N:
Net Assets	$1,255,297	$2,006,910	$520,090
Shares outstanding	119,158	168,158	54,622

Net asset value, offering and redemption price per share	$10.53	$11.93	$9.52
Class I:
Net Assets	$212,801,331	$6,327,987	$24,099,957
Shares outstanding	20,195,221	526,084	2,542,423

Net asset value, offering and redemption price per share	$10.54	$12.03	$9.48
Class Z:
Net Assets	$3,207,931	$105,069,199	$31,727,273
Shares outstanding	304,618	8,763,076	3,363,902

Net asset value, offering and redemption price per share	$10.53	$11.99	$9.43

The accompanying notes are an integral part of these financial statements.

29

Statement of Operations For the fiscal year ended October 31, 2019

	AMG GW&K Core Bond ESG Fund	AMG GW&K Trilogy Emerging Wealth Equity Fund	AMG GW&K Trilogy Emerging Markets Equity Fund
Investment Income:
Dividend income	$66,340	$2,070,029	$4,755,424
Interest income	6,738,479	138	—
Securities lending income	—	48,604	33,472
Foreign withholding tax	—	(109,306)	(423,398)
Total investment income	6,804,819	2,009,465	4,365,498
Expenses:
Investment advisory and management fees	685,681	479,631	850,725
Administrative fees	342,841	130,809	232,016
Distribution fees - Class N	1,822	5,086	1,077
Shareholder servicing fees - Class N	1,093	3,051	647
Shareholder servicing fees - Class I	166,517	3,934	13,666
Professional fees	57,639	62,825	80,440
Registration fees	52,054	54,842	51,138
Custodian fees	36,965	80,549	133,349
Reports to shareholders	23,335	10,309	16,655
Transfer agent fees	22,876	3,240	5,430
Trustee fees and expenses	22,223	7,419	15,317
Miscellaneous	14,708	5,146	10,857
Repayment of prior reimbursements	—	14,028	—
Total expenses before offsets	1,427,754	860,869	1,411,317
Expense reimbursements	(156,648)	—	—
Net expenses	1,271,106	860,869	1,411,317

Net investment income	5,533,713	1,148,596	2,954,181
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	(417,409)	2,349,007	12,901,906
Net realized loss on foreign currency transactions	—	(95,065)	(355,093)
Net change in unrealized appreciation/depreciation on investments	20,112,764	11,997,673	4,419,624

Net change in unrealized appreciation/depreciation on foreign currency translations	—	(119,761)	(5,637)
Net realized and unrealized gain	19,695,355	14,131,854	16,960,800

Net increase in net assets resulting from operations	$25,229,068	$15,280,450	$19,914,981

The accompanying notes are an integral part of these financial statements.

30

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG GW&K Core Bond ESG Fund		AMG GW&K Trilogy Emerging Wealth Equity Fund		AMG GW&K Trilogy Emerging Markets Equity Fund

	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income	$5,533,713	$6,582,045	$1,148,596	$599,084	$2,954,181	$2,324,220
Net realized gain (loss) on investments	(417,409)	(1,658,735)	2,253,942	2,832,808	12,546,813	5,101,177
Net change in unrealized appreciation/depreciation on investments	20,112,764	(12,727,480)	11,877,912	(15,165,726)	4,413,987	(30,255,989)

Net increase (decrease) in net assets resulting from operations	25,229,068	(7,804,170)	15,280,450	(11,733,834)	19,914,981	(22,830,592)
Distributions to Shareholders:
Class N	(15,730)	(6,701)	(91,676)	(1,210)	(12,186)	(2,438)
Class I	(5,461,302)	(6,491,282)	(88,034)	(76,934)	(702,208)	(26,234)
Class Z	(85,424)	(121,411)	(3,150,911)	(3,581,095)	(5,489,154)	(1,711,909)
Total distributions to shareholders	(5,562,456)	(6,619,394)	(3,330,621)	(3,659,239)	(6,203,548)	(1,740,581)
Capital Share Transactions:[1]

Net increase (decrease) from capital share transactions	(72,704,031)	(46,865,335)	36,532,694	19,158,573	(102,551,166)	36,373,294

Total increase (decrease) in net assets	(53,037,419)	(61,288,899)	48,482,523	3,765,500	(88,839,733)	11,802,121
Net Assets:
Beginning of year	270,301,978	331,590,877	64,921,573	61,156,073	145,187,053	133,384,932
End of year	$217,264,559	$270,301,978	$113,404,096	$64,921,573	$56,347,320	$145,187,053

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

31

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class N	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$9.67	$10.14	$10.26	$10.23	$10.39
Income (loss) from Investment Operations:
Net investment income[3,4]	0.21	0.18	0.18	0.16	0.08

Net realized and unrealized gain (loss) on investments	0.86	(0.46)	(0.12)	0.28	(0.16)

Total income (loss) from investment operations	1.07	(0.28)	0.06	0.44	(0.08)
Less Distributions to Shareholders from:
Net investment income	(0.21)	(0.19)	(0.18)	(0.17)	(0.08)
Net realized gain on investments	—	—	—	(0.24)	—
Total distributions to shareholders	(0.21)	(0.19)	(0.18)	(0.41)	(0.08)
Net Asset Value, End of Period	$10.53	$9.67	$10.14	$10.26	$10.23
Total Return[4,5]	11.20%	(2.79)%	0.57%	4.44%	(0.76)%[6]
Ratio of net expenses to average net assets	0.88%	0.88%	0.88%	0.88%	0.88%[7]

Ratio of gross expenses to average net assets[8]	0.95%	0.93%	0.93%	0.97%	0.99%[7]

Ratio of net investment income to average net assets[4]	2.10%	1.88%	1.75%	1.51%	1.67%[7]
Portfolio turnover	48%	17%	18%	48%	175%
Net assets end of period (000’s) omitted	$1,255	$502	$146	$293	$124

32

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$9.67	$10.15	$10.27	$10.24	$10.87
Income (loss) from Investment Operations:
Net investment income[3,4]	0.24	0.22	0.21	0.21	0.18

Net realized and unrealized gain (loss) on investments	0.88	(0.48)	(0.12)	0.26	(0.11)
Total income (loss) from investment operations	1.12	(0.26)	0.09	0.47	0.07
Less Distributions to Shareholders from:
Net investment income	(0.25)	(0.22)	(0.21)	(0.20)	(0.35)
Net realized gain on investments	—	—	—	(0.24)	(0.35)
Total distributions to shareholders	(0.25)	(0.22)	(0.21)	(0.44)	(0.70)
Net Asset Value, End of Year	$10.54	$9.67	$10.15	$10.27	$10.24
Total Return[4,5]	11.70%	(2.59)%	0.91%	4.79%	0.68%
Ratio of net expenses to average net assets	0.55%	0.56%	0.55%	0.55%	0.56%
Ratio of gross expenses to average net assets[8]	0.62%	0.61%	0.60%	0.65%	0.67%

Ratio of net investment income to average net assets[4]	2.42%	2.20%	2.08%	2.01%	1.70%
Portfolio turnover	48%	17%	18%	48%	175%
Net assets end of year (000’s) omitted	$212,801	$264,795	$325,855	$414,400	$572,110

33

AMG GW&K Core Bond ESG Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class Z	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$9.67	$10.14	$10.26	$10.23	$10.39
Income (loss) from Investment Operations:
Net investment income[3,4]	0.25	0.23	0.22	0.19	0.10

Net realized and unrealized gain (loss) on investments	0.87	(0.47)	(0.12)	0.29	(0.16)

Total income (loss) from investment operations	1.12	(0.24)	0.10	0.48	(0.06)
Less Distributions to Shareholders from:
Net investment income	(0.26)	(0.23)	(0.22)	(0.21)	(0.10)
Net realized gain on investments	—	—	—	(0.24)	—
Total distributions to shareholders	(0.26)	(0.23)	(0.22)	(0.45)	(0.10)
Net Asset Value, End of Period	$10.53	$9.67	$10.14	$10.26	$10.23
Total Return[4,5]	11.71%	(2.42)%	0.98%	4.85%	(0.58)%[6]
Ratio of net expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.48%[7]

Ratio of gross expenses to average net assets[8]	0.55%	0.53%	0.53%	0.58%	0.59%[7]

Ratio of net investment income to average net assets[4]	2.50%	2.28%	2.15%	1.88%	2.05%[7]
Portfolio turnover	48%	17%	18%	48%	175%
Net assets end of period (000’s) omitted	$3,208	$5,005	$5,590	$5,668	$4,891

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Commencement of operations was on May 8, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Annualized.
[8]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

34

AMG GW&K Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class N	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$10.38	$12.94	$10.13	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.10	0.06	0.05	0.05	0.04

Net realized and unrealized gain (loss) on investments	1.95	(1.88)	2.80	0.74	(0.70)

Total income (loss) from investment operations	2.05	(1.82)	2.85	0.79	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.06)	(0.05)	(0.04)	—	—
Net realized gain on investments	(0.44)	(0.69)	—	—	—
Total distributions to shareholders	(0.50)	(0.74)	(0.04)	—	—
Net Asset Value, End of Period	$11.93	$10.38	$12.94	$10.13	$9.34
Total Return[4,5]	20.82%	(15.16)%	28.31%	8.46%	(6.60)%[6]
Ratio of net expenses to average net assets	1.37%[7]	1.45%[7,8]	1.45%[7,8]	1.44%	1.33%[9]

Ratio of gross expenses to average net assets[10]	1.37%[7]	1.45%[7]	1.45%[7]	1.53%	1.65%[9]

Ratio of net investment income to average net assets[4]	0.93%	0.49%	0.45%	0.51%	0.65%[9]
Portfolio turnover	40%	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$2,007	$1,940	$10	$10	$9

35

AMG GW&K Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class I	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$10.44	$12.96	$10.14	$9.34	$10.00
Income (loss) from Investment Operations:
Net investment income[3,4]	0.14	0.09	0.08	0.07	0.04

Net realized and unrealized gain (loss) on investments	1.96	(1.88)	2.81	0.75	(0.70)

Total income (loss) from investment operations	2.10	(1.79)	2.89	0.82	(0.66)
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.04)	(0.07)	(0.02)	—
Net realized gain on investments	(0.44)	(0.69)	—	—	—
Total distributions to shareholders	(0.51)	(0.73)	(0.07)	(0.02)	—
Net Asset Value, End of Period	$12.03	$10.44	$12.96	$10.14	$9.34
Total Return[4,5]	21.15%	(14.89)%	28.73%	8.77%	(6.60)%[6]
Ratio of net expenses to average net assets	1.08%[7]	1.19%[7,8]	1.12%[7,8]	1.16%	1.16%[9]

Ratio of gross expenses to average net assets[10]	1.08%[7]	1.19%[7]	1.16%[7]	1.24%	1.45%[9]

Ratio of net investment income to average net assets[4]	1.22%	0.75%	0.78%	0.79%	0.61%[9]
Portfolio turnover	40%	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$6,328	$2,539	$1,646	$16,639	$22,432

36

AMG GW&K Trilogy Emerging Wealth Equity Fund Financial Highlights For a share outstanding throughout each fiscal period

	For the fiscal year ended October 31,				For the fiscal period ended October 31,

Class Z	2019	2018	2017	2016[1]	2015[2]
Net Asset Value, Beginning of Period	$10.41	$12.97	$10.15	$9.35	$10.00

Income (loss) from Investment Operations:
Net investment income[3,4]	0.15	0.11	0.10	0.09	0.04

Net realized and unrealized gain (loss) on investments	1.96	(1.89)	2.80	0.74	(0.69)

Total income (loss) from investment operations	2.11	(1.78)	2.90	0.83	(0.65)
Less Distributions to Shareholders from:
Net investment income	(0.09)	(0.09)	(0.08)	(0.03)	—
Net realized gain on investments	(0.44)	(0.69)	—	—	—
Total distributions to shareholders	(0.53)	(0.78)	(0.08)	(0.03)	—
Net Asset Value, End of Period	$11.99	$10.41	$12.97	$10.15	$9.35
Total Return[4,5]	21.34%	(14.87)%	28.86%	8.86%	(6.50)%[6]

Ratio of net expenses to average net assets	0.97%[7]	1.05%[7,8]	1.05%[7,8]	1.05%	1.05%[9]

Ratio of gross expenses to average net assets[10]	0.97%[7]	1.05%[7]	1.05%[7]	1.15%	1.50%[9]

Ratio of net investment income to average net assets[4]	1.33%	0.89%	0.85%	0.94%	0.64%[9]
Portfolio turnover	40%	37%	68%	58%	45%[6]
Net assets end of period (000’s) omitted	$105,069	$60,443	$59,500	$30,777	$7,782

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Commencement of operations was on March 20, 2015.
[3]	Per share numbers have been calculated using average shares.
[4]	Total returns and net investment income would have been lower had certain expenses not been offset.
[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[6]	Not annualized.
[7]	Such ratio includes recapture of waived/reimbursed fees from prior periods amounting to 0.02%, 0.07% and 0.04% for the fiscal years ended October 31, 2019, 2018 and 2017, respectively.
[8]	Includes reduction from broker recapture amounting to less than 0.01%.
[9]	Annualized.
[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

37

AMG GW&K Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$8.61	$10.11	$7.91	$7.23	$8.83
Income (loss) from Investment Operations:
Net investment income[2,3]	0.14	0.11	0.09	0.06	0.06
Net realized and unrealized gain (loss) on investments	1.04	(1.54)	2.18	0.66	(1.66)
Total income (loss) from investment operations	1.18	(1.43)	2.27	0.72	(1.60)
Less Distributions to Shareholders from:
Net investment income	(0.17)	(0.07)	(0.07)	(0.04)	—
Net realized gain on investments	(0.10)	—	—	—	—
Total distributions to shareholders	(0.27)	(0.07)	(0.07)	(0.04)	—
Net Asset Value, End of Year	$9.52	$8.61	$10.11	$7.91	$7.23
Total Return[3]	13.94%[4]	(14.24)%[4]	28.97%[4]	10.01%	(18.12)%
Ratio of net expenses to average net assets	1.30%	1.27%	1.31%	1.44%	1.45%
Ratio of gross expenses to average net assets[5]	1.30%	1.27%	1.31%	1.44%	1.45%
Ratio of net investment income to average net assets[3]	1.52%	1.12%	1.08%	0.81%	0.76%
Portfolio turnover	123%	24%	29%	33%	45%
Net assets end of year (000’s) omitted	$520	$289	$350	$497	$57

38

AMG GW&K Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$8.60	$10.11	$7.90	$7.19	$8.88
Income (loss) from Investment Operations:
Net investment income[2,3]	0.17	0.13	0.12	0.08	0.05
Net realized and unrealized gain (loss) on investments	1.04	(1.53)	2.18	0.67	(1.62)
Total income (loss) from investment operations	1.21	(1.40)	2.30	0.75	(1.57)
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.11)	(0.09)	(0.04)	(0.12)
Net realized gain on investments	(0.10)	—	—	—	—
Total distributions to shareholders	(0.33)	(0.11)	(0.09)	(0.04)	(0.12)
Net Asset Value, End of Year	$9.48	$8.60	$10.11	$7.90	$7.19
Total Return[3]	14.34%[4]	(13.94)%[4]	29.34%[4]	10.48%[4]	(17.82)%[4]
Ratio of net expenses to average net assets	0.97%	0.99%	1.03%	1.07%	1.00%
Ratio of gross expenses to average net assets[5]	0.97%	0.99%	1.03%	1.07%	1.00%
Ratio of net investment income to average net assets[3]	1.85%	1.40%	1.36%	1.14%	0.65%
Portfolio turnover	123%	24%	29%	33%	45%
Net assets end of year (000’s) omitted	$24,100	$11,210	$2,207	$1,271	$1,203

39

AMG GW&K Trilogy Emerging Markets Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class Z	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$8.56	$10.06	$7.86	$7.20	$8.89
Income (loss) from Investment Operations:
Net investment income[2,3]	0.18	0.15	0.13	0.09	0.09

Net realized and unrealized gain (loss) on investments	1.02	(1.53)	2.16	0.65	(1.65)
Total income (loss) from investment operations	1.20	(1.38)	2.29	0.74	(1.56)
Less Distributions to Shareholders from:
Net investment income	(0.23)	(0.12)	(0.09)	(0.08)	(0.13)
Net realized gain on investments	(0.10)	—	—	—	—
Total distributions to shareholders	(0.33)	(0.12)	(0.09)	(0.08)	(0.13)
Net Asset Value, End of Year	$9.43	$8.56	$10.06	$7.86	$7.20
Total Return[3]	14.39%[4]	(13.88)%[4]	29.62%[4]	10.52%	(17.69)%
Ratio of net expenses to average net assets	0.90%	0.87%	0.88%	0.94%	0.95%
Ratio of gross expenses to average net assets[5]	0.90%	0.87%	0.88%	0.94%	0.95%

Ratio of net investment income to average net assets[3]	1.92%	1.52%	1.51%	1.25%	1.18%
Portfolio turnover	123%	24%	29%	33%	45%
Net assets end of year (000’s) omitted	$31,727	$133,688	$130,828	$102,086	$95,434

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.
[2]	Per share numbers have been calculated using average shares.
[3]	Total returns and net investment income would have been lower had certain expenses not been offset.
[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.
[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

40

Notes to Financial Statements October 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds and AMG Funds I (the “Trusts”) are open-end management investment companies, organized as Massachusetts business trusts, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trusts consist of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG Funds I: AMG GW&K Core Bond ESG Fund (“Core Bond ESG”) (formerly AMG GW&K Core Bond Fund) and AMG Funds: AMG GW&K Trilogy Emerging Wealth Equity Fund (“Emerging Wealth Equity”) (formerly AMG Trilogy Emerging Wealth Equity Fund) and AMG GW&K Trilogy Emerging Markets Equity Fund (“Emerging Markets Equity”) (formerly AMG Trilogy Emerging Markets Equity Fund), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Each Fund offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

Effective May 1, 2019, Core Bond ESG changed its principle investment strategy to give special consideration to environmental, social and governance (“ESG”) criteria.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trusts (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trusts’ securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect

41

Notes to Financial Statements (continued)

the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date, except for Korean securities where dividends are recorded on confirmation date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trusts and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Temporary differences are primarily due to wash sale loss deferrals, and capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Core Bond ESG		Emerging Wealth Equity		Emerging Markets Equity

Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$5,562,456	$6,619,394	$542,178	$407,540	$4,230,480	$1,740,581

Short-term capital gains	—	—	—	—	1,973,068	—

Long-term capital gains	—	—	2,788,443	3,251,699	—	—

	$5,562,456	$6,619,394	$3,330,621	$3,659,239	$6,203,548	$1,740,581

As of October 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Core Bond ESG	Emerging Wealth Equity	Emerging Markets Equity
Capital loss carryforward	$4,267,813	—	—
Undistributed ordinary income	65,859	$1,049,240	$423,370
Undistributed short-term capital gains	—	—	2,240,531
Undistributed long-term capital gains	—	2,572,538	—

42

Notes to Financial Statements (continued)

At October 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net
Core Bond ESG	$207,575,966	$8,566,925	$(130,310)	$8,436,615
Emerging Wealth Equity	105,882,106	14,183,824	(3,996,144)	10,187,680
Emerging Markets Equity	48,576,978	10,771,614	(2,776,794)	7,994,820

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2019, the following Funds had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss Carryover Amounts

Fund	Short-Term	Long-Term	Total
Core Bond ESG	$1,927,306	$2,340,507	$4,267,813

As of October 31, 2019, Emerging Wealth Equity and Emerging Markets Equity had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

For the fiscal year ended October 31, 2019, the following Funds utilized capital loss carryovers in the amount of:

	Capital Loss Carryover Utilized

Fund	Short-Term	Long-Term
Core Bond ESG	$324,115	—
Emerging Markets Equity	$1,780,479	$6,788,169

g. CAPITAL STOCK

The Trusts’ Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Prior to March 1, 2019, Emerging Wealth Equity and Emerging Markets Equity deducted a 2.00% redemption fee from the proceeds of any redemption of shares (including a redemption by exchange) if the redemption occurred within 60 days of the purchase of those shares. For the fiscal year ended October 31, 2019, Emerging Wealth Equity and Emerging Markets Equity had redemption fees amounting to $25 and $194, respectively. For the fiscal year ended October 31, 2018, Emerging Wealth Equity and Emerging Markets Equity had redemption fees amounting to $7,166 and $677, respectively. These amounts are netted against the cost of shares repurchased in the Statements of Changes in Net Assets.

For the fiscal years ended October 31, 2019 and October 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Core Bond ESG				Emerging Wealth Equity
	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	87,070	$910,282	52,526	$517,842	69,471	$769,916	277,256	$3,345,888

Reinvestment of distributions	1,518	15,524	663	6,518	9,251	90,748	94	1,211

Cost of shares repurchased	(21,364)	(222,853)	(15,654)	(152,624)	(97,339)	(1,084,456)	(91,372)	(1,070,986)

Net increase (decrease)	67,224	$702,953	37,535	$371,736	(18,617)	$(223,792)	185,978	$2,276,113

43

Notes to Financial Statements (continued)

	Core Bond ESG				Emerging Wealth Equity

	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class I:

Proceeds from sale of shares	875,494	$8,860,974	1,533,467	$15,179,962	471,195	$5,535,916	317,594	$3,954,434

Reinvestment of distributions	515,172	5,217,134	628,431	6,215,123	8,893	87,775	5,975	76,842

Cost of shares repurchased	(8,572,748)	(85,400,513)	(6,897,752)	(68,301,545)	(197,196)	(2,166,432)	(207,383)	(2,500,586)

Net increase (decrease)	(7,182,082)	$(71,322,405)	(4,735,854)	$(46,906,460)	282,892	$3,457,259	116,186	$1,530,690

Class Z:

Proceeds from sale of shares	27,467	$272,702	15,702	$155,741	3,990,467	$44,631,920	1,738,318	$21,909,809

Reinvestment of distributions	7,734	78,419	6,940	68,566	32,301	317,526	31,476	403,515

Cost of shares repurchased	(248,245)	(2,435,700)	(56,169)	(554,918)	(1,063,505)	(11,650,219)	(554,875)	(6,961,554)

Net increase (decrease)	(213,044)	$(2,084,579)	(33,527)	$(330,611)	2,959,263	$33,299,227	1,214,919	$15,351,770

	Emerging Markets Equity

	October 31, 2019		October 31, 2018

	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	26,442	$249,645	32,216	$327,034

Reinvestment of distributions	1,362	12,186	238	2,438

Cost of shares repurchased	(6,762)	(64,732)	(33,515)	(330,892)

Net increase (decrease)	21,042	$197,099	(1,061)	$(1,420)

Class I:

Proceeds from sale of shares	1,450,638	$13,047,613	1,194,244	$11,277,804

Reinvestment of distributions	32,500	286,519	2,564	26,179

Cost of shares repurchased	(243,911)	(2,243,793)	(111,974)	(1,158,853)

Net increase	1,239,227	$11,090,339	1,084,834	$10,145,130

Class Z:

Proceeds from sale of shares	1,633,015	$15,883,163	3,024,811	$30,641,999

Reinvestment of distributions	577,222	5,074,236	154,904	1,572,271

Cost of shares repurchased	(14,461,736)	(134,796,003)	(568,860)	(5,984,686)

Net increase (decrease)	(12,251,499)	$(113,838,604)	2,610,855	$26,229,584

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2019, the market value of Repurchase Agreements outstanding for Emerging Wealth Equity and Emerging Markets Equity were $3,211,717 and $661,878, respectively.

44

Notes to Financial Statements (continued)

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trusts have entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by GW&K Investment Management, LLC, (“GW&K”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in GW&K.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Core Bond ESG	0.30%
Emerging Wealth Equity	0.55%
Emerging Markets Equity	0.55%

The Investment Manager has contractually agreed, through at least March 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Core Bond ESG, Emerging Wealth Equity and Emerging Markets Equity to 0.48%, 1.05% and 1.05%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Core Bond ESG
Less than 1 year	$197,822
1-2 years	146,013
2-3 years	156,648

Total	$500,483

The Trusts, on behalf of the Funds, have entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trusts have adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N shares and Class I shares of each Fund, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees

45

Notes to Financial Statements (continued)

include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred
Core Bond ESG
Class N	0.15%	0.15%
Class I	0.10%	0.07%
Emerging Wealth Equity
Class N	0.15%	0.15%
Class I	0.15%	0.11%
Emerging Markets Equity
Class N	0.15%	0.15%
Class I	0.15%	0.07%

The Board provides supervision of the affairs of the Trusts and other trusts within the AMG Funds family. The Trustees of the Trusts who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2019, Core Bond ESG borrowed a maximum of $14,458,953 for six days paying interest of $4,585, Emerging Wealth Equity borrowed a maximum of $1,121,372 for four days paying interest of $422, and Emerging Markets Equity borrowed a maximum of $14,130,442 for four days paying interest of $4,642. The interest expense amount is included in the Statement of Operations as miscellaneous expense. Emerging Wealth Equity lent a maximum of $350,968 for five days earning interest of $138. The interest income amount is included in the Statement of Operations as interest income. At October 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales
Core Bond ESG	$67,557,014	$104,981,230
Emerging Wealth Equity	66,599,115	33,922,040
Emerging Markets Equity	183,992,619	286,240,561

Core Bond ESG purchases and sales of U.S. Government obligations during the fiscal year ended October 31, 2019 were $39,422,961 and $73,314,405, respectively.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, and cash and securities collateral received at October 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received
Emerging Wealth Equity	$7,641,830	$3,211,717	$4,670,410	$7,882,127
Emerging Markets Equity	1,682,508	661,878	1,079,800	1,741,678

46

Notes to Financial Statements (continued)

The following table summarizes the securities received as collateral for securities lending at October 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range
Emerging Wealth Equity	U.S. Treasury Obligations	0.000%-8.750%	12/31/19-02/15/49
Emerging Markets Equity	U.S. Treasury Obligations	0.010%-3.625%	04/15/20-05/15/47

5. FOREIGN SECURITIES

Certain Funds invest in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. A Fund’s investments in emerging market countries are exposed to additional risks. A Fund’s performance will be influenced by political, social and economic factors affecting companies in emerging market countries. Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trusts’ organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2019:

		Gross Amount Not Offset in the
		Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount
Emerging Wealth Equity
Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—
Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—
Credit Suisse AG	211,717	—	211,717	211,717	—
Guggenheim Securities LLC	1,000,000	—	1,000,000	1,000,000	—

Total	$3,211,717	—	$3,211,717	$3,211,717	—

Emerging Markets Equity
Citigroup Global Markets, Inc.	$661,878	—	$661,878	$661,878	—

8. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

47

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS AND AMG FUNDS I AND SHAREHOLDERS OF AMG GW&K CORE BOND ESG FUND (FORMERLY AMG GW&K CORE BOND FUND), AMG GW&K TRILOGY EMERGING WEALTH EQUITY FUND (FORMERLY AMG TRILOGY EMERGING WEALTH EQUITY FUND) AND AMG GW&K TRILOGY EMERGING MARKETS EQUITY FUND (FORMERLY AMG TRILOGY EMERGING MARKETS EQUITY FUND).

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund) (one of the funds constituting AMG Funds I), AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund) and AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) (two of the funds constituting AMG Funds) (hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

48

Other Information

TAX INFORMATION

The AMG GW&K Core Bond ESG Fund, AMG GW&K Trilogy Emerging Wealth Equity Fund and AMG GW&K Trilogy Emerging Markets Equity Fund each hereby designate the maximum amount allowable of their net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018/2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

In accordance with federal tax law, the following Funds elect to provide foreign taxes paid and the income sourced from foreign countries. Accordingly, each Fund hereby makes the following designations regarding its taxable period ended October 31, 2019:

AMG GW&K Trilogy Emerging Wealth Equity Fund

The total amount of taxes paid and income sourced from foreign countries was $104,318 and $1,828,848, respectively.

AMG GW&K Trilogy Emerging Markets Equity Fund

The total amount of taxes paid and income sourced from foreign countries was $382,889 and $4,673,974, respectively.

Pursuant to section 852 of the Internal Revenue Code, AMG GW&K Core Bond ESG Fund, AMG GW&K Trilogy Emerging Wealth Equity Fund and AMG GW&K Trilogy Emerging Markets Equity Fund, each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2019, $0, $2,788,443 and $0, respectively, or, if subsequently determined to be different, the net capital gains of such period.

PROXY VOTE

At a special meeting of shareholders on April 16, 2019, the shareholders of AMG GW&K Trilogy Emerging Wealth Equity Fund and AMG GW&K Trilogy Emerging Markets Equity Fund voted on the following proposal:

		Number of Eligible Voters
Proposal 1	For	Against	Abstain

Approval of a new subadvisory agreement between the Investment Manager and GW&K Investment, LLC (“GW&K”) with repects to:
AMG GW&K Trilogy Emerging Wealth Equity	6,648,211	—	4,582
AMG GW&K Trilogy Emerging Markets Equity	16,824,505	1,135	—

49

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 1999 - AMG Funds • Trustee since 2000 - AMG Funds I • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2004 - AMG Funds • Trustee since 2000 - AMG Funds II • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

50

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 41

Manager, Legal and Compliance, AMG Funds LLC (2017-Present); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

51

Annual Renewal of Investment Management and Subadvisory Agreements

AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund), AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund), and AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund): Approval of Investment Management Agreements and Subadvisory Agreement on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”) of each of AMG Funds and AMG Funds I (each, a “Trust” and collectively, the “Trusts”), and separately a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) and AMG Funds for each of AMG GW&K Trilogy Emerging Markets Equity Fund (formerly AMG Trilogy Emerging Markets Equity Fund) and AMG GW&K Trilogy Emerging Wealth Equity Fund (formerly AMG Trilogy Emerging Wealth Equity Fund), and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016; and the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with the Investment Manager and AMG Funds I for AMG GW&K Core Bond ESG Fund (formerly AMG GW&K Core Bond Fund), and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for AMG GW&K Core Bond ESG Fund (the “Subadvisory Agreement”).[1] The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreement, the Trustees reviewed a variety of materials relating to AMG GW&K Trilogy Emerging Markets Equity Fund, AMG GW&K Trilogy Emerging Wealth Equity Fund, and AMG GW&K Core Bond ESG Fund (each, a “Fund,” and collectively, the “Funds”), the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and the Subadvisory Agreement; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to each Fund;

prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of the Subadvisory Agreement and annual consideration of the Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain a contractual expense limitation for each Fund. The Trustees also considered the Investment Manager’s risk management processes.

For AMG GW&K Core Bond ESG Fund, the Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing the Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management

52

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under the Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG GW&K Trilogy Emerging Markets Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year and 5-year periods ended March 31, 2019 and for the period from the Class Z shares’ inception on March 1, 2011 through March 31, 2019 was above, above, above and below, respectively, the median performance for the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance. The Trustees noted that Class Z shares of the Fund ranked in the top quintile relative to its Peer Group for the 1-year and 3-year periods, and in the top quartile relative to its Peer Group for the 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Trilogy Emerging Wealth Equity Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the largest amount of assets of all the share classes of the Fund) for the 1-year and 3-year periods ended March 31, 2019 and for the period from the Fund’s inception on March 19, 2015 through March 31, 2019 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the MSCI Emerging Markets Index. The Trustees took into account management’s discussion of the Fund’s performance, noting that Class Z shares of the Fund ranked in the top decile relative to its Peer Group for the 3-year period and the period from inception through March 31, 2019 and in the top quintile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

With respect to AMG GW&K Core Bond ESG Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, below, below and above, respectively, the median performance for the Peer Group and below, below, below and above, respectively, the performance of the Fund Benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index®. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance relative to the Fund Benchmark. The Trustees specifically noted the change in the Fund’s Subadviser in February 2015 and that the performance record prior to that time reflects that of the prior Subadviser. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to each Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the undertaking by the Investment Manager to maintain a contractual expense limitation for the Funds. The Board also took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreements and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

For AMG GW&K Core Bond ESG Fund, in considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost to the Subadviser of providing subadvisory services to the Fund and the resulting profitability from the relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the

53

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under the Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

With respect to AMG GW&K Trilogy Emerging Markets Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to AMG GW&K Trilogy Emerging Wealth Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 1.05%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to AMG GW&K Core Bond ESG Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.48%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*    *    *    *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management Agreements and the Subadvisory Agreement: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and the Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and the Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management Agreement for each Fund and the Subadvisory Agreement for AMG GW&K Core Bond ESG Fund.

[1] At an in-person meeting held on December 6, 2018, the Board of Trustees of AMG Funds, and separately a majority of the Independent Trustees, approved the Subadvisory Agreements with respect to AMG GW&K Trilogy Emerging Markets Equity Fund and AMG GW&K Trilogy Emerging Wealth Equity Fund, which were subsequently approved by each applicable Fund’s shareholders at a special meeting held on April 16, 2019, for an initial two-year period.

54

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THIS PAGE INTENTIONALLY LEFT BLANK

INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

GW&K Investment Management, LLC

222 Berkeley St.

Boston, MA 02116

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	57

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	103119	AR069

ANNUAL REPORT

AMG Funds October 31, 2019 AMG FQ Tax-Managed U.S. Equity Fund

Class N: MFQAX	Class I: MFQTX

AMG FQ Long-Short Equity Fund

Class N: FQUAX	Class I: MEQFX

AMG FQ Global Risk-Balanced Fund

Class N: MMAVX	Class I: MMASX	Class Z: MMAFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	103119 AR014

AMG Funds Annual Report — October 31, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG FQ Tax-Managed U.S. Equity Fund	4

AMG FQ Long-Short Equity Fund	10

AMG FQ Global Risk-Balanced Fund	26

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	33

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	35

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	36

Detail of changes in assets for the past two fiscal years

Financial Highlights	37

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	44

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	54

OTHER INFORMATION	55

TRUSTEES AND OFFICERS	56

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	58

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended October 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. Global stock markets swooned late in 2018 as hawkish U.S. Federal Reserve (Fed) policy and an escalation of the U.S./China trade war triggered a painful selloff. However, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. Investors clung to hopes of a positive outcome from U.S./China trade negotiations, even as doubts about the durability of the economic cycle lingered, and the S&P 500® Index returned 14.33% for the fiscal year. International equities were also resistant to pressures facing the global economy and generated an 11.27% return as measured by the MSCI All Country World ex USA Index.

In total, ten out of eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months. Investors sought the relative safety of defensive sectors, with utilities and real estate leading the index with returns of 26.73% and 23.71%, respectively. However, the higher growth information technology sector also generated a robust 22.60% return. Energy was the lone negative sector with a return of (11.40)% during the fiscal year. Growth stocks outperformed Value stocks for the full fiscal year with returns of 17.10% and 11.21% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued, but international developed and emerging markets still produced solidly positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 11.04% and 11.86%, respectively, in the twelve months ending October 31, 2019.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates later in the year. The 10-year Treasury yield fell from a high of 3.24% last November to a yield of 1.69% as of October 31, 2019. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 11.51% return. High yield bonds lagged the broader bond market and returned 8.38% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 9.42% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

Average Annual Total Returns		Periods ended October 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	14.33%	14.91%	10.78%

Small Caps	(Russell 2000® Index)	4.90%	10.96%	7.37%

International	(MSCI All Country World Index ex USA)	11.27%	8.07%	3.82%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	11.51%	3.29%	3.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	8.38%	6.03%	5.18%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	9.42%	3.62%	3.55%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.71%	1.74%	1.21%

*Source: FactSet. Past performance is no guarantee of future results.

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG FQ Tax-Managed U.S. Equity Fund

Based on Actual Fund Return

Class N	1.14%	$1,000	$1,046	$5.88

Class I	0.89%	$1,000	$1,047	$4.59

Based on Hypothetical 5% Annual Return

Class N	1.14%	$1,000	$1,019	$5.80

Class I	0.89%	$1,000	$1,021	$4.53

AMG FQ Long-Short Equity Fund

Based on Actual Fund Return

Class N	1.04%	$1,000	$1,028	$5.32

Class I	0.76%	$1,000	$1,029	$3.89

Based on Hypothetical 5% Annual Return

Class N	1.04%	$1,000	$1,020	$5.30

Class I	0.76%	$1,000	$1,021	$3.87

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG FQ Global Risk-Balanced Fund

Based on Actual Fund Return

Class N	1.29%	$1,000	$1,062	$6.71

Class I	1.04%	$1,000	$1,063	$5.41

Class Z	0.89%	$1,000	$1,064	$4.63

Based on Hypothetical 5% Annual Return

Class N	1.29%	$1,000	$1,019	$6.56

Class I	1.04%	$1,000	$1,020	$5.30

Class Z	0.89%	$1,000	$1,021	$4.53

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

AMG FQ Tax-Managed U.S. Equity Fund Portfolio Manager’s Comments (unaudited)

For the fiscal year ended October 31, 2019, the AMG FQ Tax-Managed U.S. Equity Fund (the “Fund”) Class I shares returned 10.40%, compared to 13.49% for its benchmark, the Russell 3000® Index.

MARKET OVERVIEW

At the start of the period we identified a mostly resilient market environment. In recent months, however, we observed increasing fragility as the global economy slowed down and demand for safe-haven assets picked up. Despite ongoing uncertainty surrounding trade, the domestic economy held up well, and risk appetite appeared healthy outside of episodic risk shocks. As a result, for most of the period investor behavior aligned with that of recent years: Growth and momentum outperformed, while value struggled. As fragility accumulated, however, we started to observe rotations out of growth and momentum and into value.

PERFORMANCE REVIEW

The primary reason the strategy lagged the benchmark over the reporting period was our greater exposure toward small-cap. This exposure is part of the strategy’s structural design, in an effort to achieve broader market exposure. Over this reporting period, however, small-cap lagged, weighed down by concern about the rate environment. (Smaller companies are more sensitive to borrowing costs.) Small-cap showed signs of a turnaround late in the fiscal year, given the U.S. Federal Reserve’s interest rate cuts and signs of a healthy domestic economy.

Exposure to momentum also contributed to underperformance, albeit to a lesser degree. We initially held significant overweight positioning in momentum stocks. This contributed to the gap between benchmark and portfolio performance in early 2019, as January featured a strong value rally. Although momentum staged a strong comeback, we had moderated our exposure as the market environment started to show signs of fragility, limiting our ability to close the gap.

We made back a portion of losses through our positive exposure to profitability and growth. Active industry positioning also delivered gains. In particular, we benefited from overweight positioning in financials, which advanced as interest rates rose and demand for safe havens (including bonds)

increased. We were further helped by underweight positioning in energy, which lagged amidst concern about overproduction and a crude supply glut.

OUTLOOK

As the fiscal year closes, we continue to observe indications of both resilience and fragility in the market environment. Although we still hold positive exposure to growth and momentum, we have reallocated some of our overall risk to value in recent months, in response to the building fragility. We continue to prioritize select expressions of value (just as earnings valuations), however, as we still observe a bearish opportunity for traditional forms of value.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2019 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG FQ Tax-Managed U.S. Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Tax-Managed U.S. Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG FQ Tax-Managed U.S. Equity Fund’s Class I shares on October 31, 2009, to a $10,000 investment made in the Russell 3000® Index for the same time period. The graph does not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG FQ Tax-Managed U.S. Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG FQ Tax-Managed U.S. Equity Fund[2,3,4,5,6]

Class N	10.15%	8.52%	13.60%

Class I	10.40%	8.78%	13.89%

Russell 3000® Index[7]	13.49%	10.31%	13.62%

Return After Taxes on Distributions[8]

Class N	9.73%	8.35%	13.50%

Class I	9.89%	8.55%	13.73%

Returns After Taxes on Distributions & Sale of Fund Shares[8]

Class N	6.22%	6.69%	11.46%

Class I	6.40%	6.89%	11.70%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small-and-medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[4]  Although the Fund is managed to minimize taxable distributions, it may not be able to avoid taxable distributions.

[5]  The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[6]  In managing the Fund, the Fund’s Subadviser may rely heavily on one or more quantitative models (“Model”) and information and data supplied by third parties (“Data”). When a Model or Data used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful.

[7]  The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment and does not incur expenses.

[8]  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 3000® Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ Tax-Managed U.S. Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	23.4

Health Care	14.0

Financials	13.9

Consumer Discretionary	10.8

Industrials	9.5

Communication Services	8.3

Consumer Staples	6.5

Real Estate	3.7

Energy	3.7

Utilities	2.6

Materials	2.4

Short-Term Investments	1.6

Other Assets Less Liabilities	(0.4)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Microsoft Corp.	4.5

Apple, Inc.	4.1

Visa, Inc., Class A	4.0

Mastercard, Inc., Class A	3.7

Berkshire Hathaway, Inc., Class B	3.1

UnitedHealth Group, Inc.	3.0

Brown & Brown, Inc.	2.7

Crocs, Inc.	2.7

Amazon.com, Inc.	2.5

Arch Capital Group, Ltd. (Bermuda)	2.1

Top Ten as a Group	32.4

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG FQ Tax-Managed U.S. Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 98.8%

Communication Services - 8.3%

Activision Blizzard, Inc.	1,347	$75,473

Alphabet, Inc., Class A*	731	920,183

Alphabet, Inc., Class C*	748	942,562

AT&T, Inc.	10,870	418,386

Comcast Corp., Class A	3,542	158,753

Electronic Arts, Inc.*	236	22,750

Facebook, Inc., Class A*	5,716	1,095,471

Liberty Media Corp-Liberty SiriusXM, Class A*	18,774	843,140

Netflix, Inc.*	1,013	291,146

TechTarget, Inc.*	4,156	101,406

Twitter, Inc. *	994	29,790

Verizon Communications, Inc.	2,924	176,814

The Walt Disney Co.	869	112,901

Yelp, Inc.*,1	16,466	568,242

Zynga, Inc., Class A*	8,227	50,761

Total Communication Services		5,807,778

Consumer Discretionary - 10.8%

Aaron’s, Inc.	411	30,796

Amazon.com, Inc.*	997	1,771,330

Best Buy Co., Inc.	2,515	180,652

Crocs, Inc.*,1	54,248	1,898,138

eBay, Inc.	14,217	501,149

Gentex Corp.	33,635	943,462

Graham Holdings Co., Class B	608	382,833

The Home Depot, Inc.	1,128	264,606

K12, Inc.*	7,056	139,638

Lowe’s Cos., Inc.	6,998	781,047

Ross Stores, Inc.	2,546	279,220

Standard Motor Products, Inc.	3,900	204,204

Stoneridge, Inc.*	6,312	194,915

Total Consumer Discretionary		7,571,990

Consumer Staples - 6.5%

Central Garden & Pet Co., Class A*	11,889	336,221

The Coca-Cola Co.	1,370	74,569

Medifast, Inc.[1]	7,275	807,088

National Beverage Corp.[1]	5,799	254,924

PepsiCo, Inc.	176	24,142

Performance Food Group Co.*	14,772	629,435

The Procter & Gamble Co.	2,182	271,681

Tyson Foods, Inc., Class A	14,833	1,228,024

	Shares	Value

US Foods Holding Corp.*	23,221	$921,177

Total Consumer Staples		4,547,261

Energy - 3.7%

Chevron Corp.	1,701	197,554

Exxon Mobil Corp.	4,844	327,309

HollyFrontier Corp.	1,354	74,389

Marathon Petroleum Corp.	9,400	601,130

Phillips 66	4,600	537,372

Valero Energy Corp.	5,800	562,484

W&T Offshore, Inc.*	67,152	270,623

Total Energy		2,570,861

Financials - 13.9%

Arch Capital Group, Ltd. (Bermuda)*	34,786	1,452,663

Bank of America Corp.	10,000	312,700

Berkshire Hathaway, Inc., Class B*	10,154	2,158,537

Brown & Brown, Inc.	50,513	1,903,330

Canadian Imperial Bank of Commerce (Canada)[1]	1,790	152,616

Citigroup, Inc.	4,100	294,626

Discover Financial Services	6,597	529,475

Enterprise Financial Services Corp.	2,000	87,600

Erie Indemnity Co., Class A1	2,000	368,540

Essent Group, Ltd.	7,148	372,339

Everest Re Group, Ltd. (Bermuda)	2,200	565,598

First Defiance Financial Corp.	2,962	91,585

First Interstate BancSystem, Inc., Class A	4,099	171,994

Houlihan Lokey, Inc.	763	36,059

JPMorgan Chase & Co.	6,852	855,952

SEI Investments Co.	1,319	79,035

SunTrust Banks, Inc.	3,197	218,483

Wells Fargo & Co.	1,990	102,744

Total Financials		9,753,876

Health Care - 14.0%

Agilent Technologies, Inc.	1,239	93,854

Amgen, Inc.	6,211	1,324,496

Anika Therapeutics, Inc.*	9,000	633,510

Atrion Corp.	251	211,701

Biogen, Inc.*	3,415	1,020,095

Cardiovascular Systems, Inc.*	6,232	277,449

Centene Corp.*	20,094	1,066,589

Charles River Laboratories International, Inc.*	5,811	755,314

Haemonetics Corp.*	570	68,816

Horizon Therapeutics PLC*	4,155	120,121

IDEXX Laboratories, Inc.*	353	100,609

The accompanying notes are an integral part of these financial statements.

AMG FQ Tax-Managed U.S. Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Health Care - 14.0% (continued)

Johnson & Johnson	4,713	$622,304

McKesson Corp.	1,199	159,467

Merck & Co., Inc.	932	80,767

NextGen Healthcare, Inc.*	1,526	25,797

OraSure Technologies, Inc.*	9,021	77,039

Pfizer, Inc.	5,762	221,088

The Providence Service Corp.*	3,524	225,078

Simulations Plus, Inc.	1,181	41,819

UnitedHealth Group, Inc.	8,147	2,058,747

Voyager Therapeutics, Inc.*	1,237	19,037

WellCare Health Plans, Inc.*	2,003	594,090

Total Health Care		9,797,787

Industrials - 9.5%

Alaska Air Group, Inc.	17,345	1,204,263

Allison Transmission Holdings, Inc.	22,521	982,141

Atkore International Group, Inc.*	1,047	36,331

The Boeing Co.	231	78,519

Brady Corp., Class A	478	26,931

BWX Technologies, Inc.[1]	20,825	1,209,932

Delta Air Lines, Inc.	2,728	150,258

HEICO Corp., Class A	387	36,869

Herman Miller, Inc.	11,489	534,238

Huntington Ingalls Industries, Inc.	5,713	1,289,196

ICF International, Inc.	1,569	134,448

Kimball International, Inc., Class B	1,313	26,733

Rush Enterprises, Inc., Class B	2,678	114,940

Southwest Airlines Co.	4,500	252,585

UniFirst Corp.	3,000	602,520

Total Industrials		6,679,904

Information Technology - 23.4%

Appfolio, Inc., Class A*,1	2,427	235,977

Apple, Inc.	11,616	2,889,596

CACI International, Inc., Class A*	2,375	531,406

CDW Corp.	8,410	1,075,723

Ciena Corp.*	4,571	169,676

Cisco Systems, Inc.	2,865	136,116

Diodes, Inc.*,1	1,266	59,059

FormFactor, Inc.*	6,751	147,374

Intel Corp.	3,246	183,496

Lumentum Holdings, Inc.*	2,363	148,066

Mastercard, Inc., Class A	9,392	2,599,799

Micron Technology, Inc.*	518	24,631

	Shares	Value

Microsoft Corp.	21,934	$3,144,678

Onto Innovation, Inc.*	9,327	300,329

Oracle Corp.	583	31,768

PC Connection, Inc.	1,741	85,030

Progress Software Corp.	26,045	1,038,675

QAD, Inc., Class A	9,851	457,874

salesforce.com, Inc.*	1,742	272,606

ServiceNow, Inc.*	326	80,607

Visa, Inc., Class A	15,446	2,762,672

Total Information Technology		16,375,158

Materials - 2.4%

AdvanSix, Inc.*	4,109	93,521

Graphic Packaging Holding Co.	25,299	396,182

LyondellBasell Industries NV, Class A	7,700	690,690

NewMarket Corp.	156	75,737

Stepan Co.	4,307	420,880

Total Materials		1,677,010

Real Estate - 3.7%

American Homes 4 Rent, Class A, REIT	11,900	314,993

American Tower Corp., REIT	481	104,896

Apartment Investment & Management Co., Class A, REIT	8,650	474,712

Douglas Emmett, Inc., REIT	2,450	106,134

Equity Commonwealth, REIT	1,867	60,080

PS Business Parks, Inc., REIT	4,658	841,002

Sunstone Hotel Investors, Inc., REIT	50,749	685,619

Total Real Estate		2,587,436

Utilities - 2.6%

American Water Works Co., Inc.	4,551	561,002

Evergy, Inc.	304	19,429

Hawaiian Electric Industries, Inc.[1]	10,503	474,210

IDACORP, Inc.	168	18,080

OGE Energy Corp.	16,509	710,878

Total Utilities		1,783,599

Total Common Stocks (Cost $36,655,724)		69,152,660

	Principal Amount

Short-Term Investments - 1.6%

Joint Repurchase Agreements - 0.4%[2]

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $258,657 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $263,818)	$258,645	258,645

The accompanying notes are an integral part of these financial statements.

AMG FQ Tax-Managed U.S. Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Other Investment Companies - 1.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[3]	281,737	$281,737

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[3]	281,737	281,737

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[3]	290,274	290,274

Total Other Investment Companies		853,748

Total Short-Term Investments
(Cost $1,112,393)		1,112,393

Value

Total Investments - 100.4%
(Cost $37,768,117)	$70,265,053

Other Assets, less Liabilities - (0.4)%	(309,410)

Net Assets - 100.0%	$69,955,643

*	Non-income producing security.

[1]

Some of these securities, amounting to $4,054,457 or 5.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

REIT   Real Estate Investment Trust

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$69,152,660	—	—	$69,152,660

Short-Term Investments

Joint Repurchase Agreements	—	$258,645	—	258,645

Other Investment Companies	853,748	—	—	853,748

Total Investments in Securities	$70,006,408	$258,645	—	$70,265,053

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG FQ Long-Short Equity Fund (the “Fund”) Class I shares returned 7.43%, trailing the 13.49% return for its primary benchmark, the Russell 3000® Index, and the 8.10% return of its secondary benchmark, an equally weighted average of the Russell 3000® Index and the ICE BofAML 0-3 Month U.S. Treasury Bill.

MARKET REVIEW

At the start of the period we identified a mostly resilient market environment. In recent months, however, we observed increasing fragility as the global economy slowed down and demand for safe-haven assets picked up. Despite ongoing uncertainty surrounding trade, the domestic economy held up well, and risk appetite appeared healthy outside of episodic risk shocks. As a result, for most of the period investor behavior aligned with that of recent years: Growth and momentum outperformed, while value struggled. As fragility accumulated, however, we started to observe rotations out of growth and momentum and into value.

FUND PERFORMANCE

BETA MANAGEMENT

Active beta management added value during the period. For most of the fiscal year we kept beta exposure near its long-term target. For two periods, however, we held significant overweight positions, inferring that capital preservation needs had created an oversold market. In both episodes, the market recovered, and we were rewarded for our additional beta exposure.

The first instance was early in the reporting period, when markets experienced frequent selloffs as investors assessed the energy industry, political risks, and global growth. Performance attributed to the heightened exposure to equity markets delivered gains in November, reversed in December, and turned positive again in January. The second period was May/June 2019. Renewed trade tensions prompted selling behavior, and we increased our beta exposure mid-May. Although we were a couple of weeks early, markets rebounded as expected and the trade turned profitable in June.

Active beta management is achieved through the use of futures contracts on the S&P 500® Index, as we feel their use is a more efficient implementation methodology. Additionally, swaps on baskets of securities are utilized to gain exposure to individual securities within the Fund’s short portfolio as well as a portion of the long portfolio. While derivatives usage made a notable contribution to the Fund’s overall return, their contribution relative to the use of cash securities was negligible.

STOCK SELECTION

Throughout the period, we saw limited opportunity for value as a whole but ample opportunity for a trade on specific measures of value. As a result, we held positive exposure to cash flow- and earnings-based value but negative exposure to asset-based value (like book/price). Although we were correct in assessing which types of value investors would prefer, this positioning left us with modest positive exposure to value generally. This bias worked against performance relative to benchmark, since value sold off for most of the period before finally starting to make a comeback in September 2019.

On the other hand, we had strong success through our positive exposure to select growth characteristics, particularly sustained profitability. We also benefited from positive exposure to price and earnings momentum. Momentum delivered significant returns from early 2019 through September, when it crashed amidst the value rally, giving back a portion of earlier gains.

OUTLOOK AND POSITIONING

As the fiscal year closes, we continue to observe indications of both resilience and fragility in the market environment. Although we still hold positive exposure to growth and momentum, we have reallocated some of our overall risk to select value characteristics in recent months, in response to the building fragility. We continue to prioritize the value spread, however, as we still observe bearish opportunity for traditional forms of value.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2019 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG FQ Long-Short Equity Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Long-Short Equity Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG FQ Long-Short Equity Fund’s Class I shares on October 31, 2009, to a $10,000 investment made in the Russell 3000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG FQ Long-Short Equity Fund and the Russell 3000® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years
AMG FQ Long-Short Equity Fund[2,3,4,5,6,7,8,9,10,11]

Class N	7.15%	8.33%	11.87%

Class I	7.43%	8.64%	12.17%

Russell 3000® Index[12]	13.49%	10.31%	13.62%

50% Russell 3000® Index/50% ICE BofAML 0-3 Month U.S. Treasury Bill Index[13]	8.10%	5.78%	7.18%

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund invests in large-capitalization companies that may underperform other stock funds (such as funds that focus on small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

[4]  The Fund may suffer significant losses on assets that it sells short. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short.

[5]  In managing the Fund, the Fund’s subadviser may rely heavily on one or more quantitative models (“Model”) and information and data supplied by third parties (“Data”). When a Model or Data used in managing the Fund contains an error, or is incorrect or incomplete, any investment decision made in reliance on the Model or Data may not produce the desired results and the Fund may realize losses. In addition, any hedging based on a faulty Model or Data may prove to be unsuccessful.

[6]  The use of leverage in a Fund’s strategy, such as future, swaps and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[7]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[8]  The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[9]  Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[10] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[11] The Fund may invest in derivatives such as options, futures and swaps; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[12] The Russell 3000® Index is composed of the 3,000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market. Unlike the Fund, the Russell 3000® Index is unmanaged, is not available for investment, and does not incur expenses.

AMG FQ Long-Short Equity Fund Portfolio Manager’s Comments (continued)

[13] ICE BofAML 0-3 Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding

Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. Unlike the Fund, the ICE BofAML 0-3 Month U.S. Treasury Bill Index is unmanaged, is not available for investment and does not incur expenses.	The Russell 3000® Index is a trademark of the London Stock Exchange Group companies. Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ Long-Short Equity Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	Long Exposure[1,2]	Short Exposure[1,2]	Net Exposure[1,2]

Financials	21.1%	(23.2)%	(2.1)

Real Estate	18.8	(21.1)	(2.3)

Industrials	18.1	(18.8)	(0.7)

Information Technology	11.8	(6.6)	5.2

Consumer Discretionary	11.8	(6.7)	5.1

Utilities	8.5	(3.5)	5.0

Consumer Staples	5.3	(2.9)	2.4

Materials	5.0	(3.7)	1.3

Health Care	4.4	(5.1)	(0.7)

Energy	3.1	(3.7)	0.6

Communication Services	2.5	(3.9)	(1.4)

Short Term Investments	26.9	—	26.9

Other Assets[3]		—	60.7

[1]	As a percentage of net assets.
[2]	Includes notional market value of constituents in Equity Basket Swaps.
[3]	Includes collateral for swaps.

TOP TEN HOLDINGS

Security Name	% of Net Assets

LKQ Corp.	2.1

Essent Group, Ltd.	2.1

UDR, Inc.[1]	2.0

First American Financial Corp.	2.0

SEI Investments Co.[1]	2.0

Gentex Corp.[1]	2.0

American Financial Group, Inc.	2.0

OGE Energy Corp.	2.0

IDACORP, Inc.	2.0

MGIC Investment Corp.	2.0

Top Ten as a Group	20.2

[1]	Underlying security in Equity Swap Basket. % of Net Assets calculated using notional market value.

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 65.8%

Communication Services - 2.3%

Activision Blizzard, Inc.[1]	9,737	$545,564

Cogent Communications Holdings, Inc.[1]	12,008	704,149

DHI Group, Inc.*	36,371	131,663

Electronic Arts, Inc.*	8,326	802,626

Glu Mobile, Inc.*	7,714	45,744

TechTarget, Inc.*	1,114	27,182

Total Communication Services		2,256,928

Consumer Discretionary - 6.5%

Choice Hotels International, Inc.	697	61,671

eBay, Inc.[1]	46,744	1,647,726

Hanesbrands, Inc.[2]	8,485	129,057

Hibbett Sports, Inc.*	338	8,065

Lennar Corp., Class B	172	8,087

LKQ Corp.*	61,668	2,096,095

Malibu Boats, Inc., Class A*	14,953	487,767

Marriott International, Inc., Class A	2,212	279,929

Meritage Homes Corp.*	4,976	358,720

NIKE, Inc., Class B	6,749	604,373

Tapestry, Inc.	697	18,024

Taylor Morrison Home Corp., Class A*	26,726	669,486

Total Consumer Discretionary		6,369,000

Consumer Staples - 4.6%

Central Garden & Pet Co.*	322	9,667

Colgate-Palmolive Co.	144	9,878

Keurig Dr Pepper, Inc.[2]	35,120	988,979

Lifevantage Corp.*	676	9,167

Performance Food Group Co.*,1	22,849	973,596

The Simply Good Foods Co.*	13,393	328,664

United Natural Foods, Inc.*	30,102	225,765

US Foods Holding Corp.*,1	48,467	1,922,686

Total Consumer Staples		4,468,402

Energy - 2.9%

Apergy Corp.*	6,923	174,252

ConocoPhillips[1]	12,542	692,318

Devon Energy Corp.	17,470	354,291

FTS International, Inc.*	5,734	8,716

HollyFrontier Corp.	21,201	1,164,783

Kosmos Energy, Ltd.	1,562	9,684

Laredo Petroleum, Inc.*	46,638	110,066

Parsley Energy, Inc., Class A	2,496	39,462

	Shares	Value

TETRA Technologies, Inc.*	147,571	$250,871

Total Energy		2,804,443

Financials - 13.4%

Ally Financial, Inc.	10,119	309,945

American Financial Group, Inc. [1]	18,858	1,961,986

AXA Equitable Holdings, Inc.	7,268	156,989

Curo Group Holdings Corp.*	1,146	16,033

Enova International, Inc.*	14,813	347,957

Essent Group, Ltd.[1]	39,040	2,033,594

Evercore, Inc., Class A	219	16,127

Farmers National Banc Corp.	2,035	30,362

First American Financial Corp.[1]	32,132	1,985,115

First Hawaiian, Inc.	8,416	230,009

MGIC Investment Corp.[1]	141,959	1,946,258

National General Holdings Corp.	53,417	1,138,850

NMI Holdings, Inc., Class A*	14,978	438,107

Principal Financial Group, Inc.	6,890	367,788

Pzena Investment Management, Inc., Class A	16,837	139,747

Umpqua Holdings Corp.[1]	121,257	1,918,286

Total Financials		13,037,153

Health Care - 2.8%

Biogen, Inc.*,1	5,352	1,598,696

HealthEquity, Inc.*	2,269	128,856

Humana, Inc.	33	9,709

Ionis Pharmaceuticals, Inc.*,2	2,664	148,438

Masimo Corp.*	87	12,684

Medpace Holdings, Inc.*,2	11	810

Novocure, Ltd. (Jersey)*	1,267	90,768

Puma Biotechnology, Inc.*	1,412	9,602

Vertex Pharmaceuticals, Inc.*	2,952	577,057

Voyager Therapeutics, Inc.*	11,178	172,029

Total Health Care		2,748,649

Industrials - 8.6%

Allison Transmission Holdings, Inc.[1]	43,017	1,875,971

Atkore International Group, Inc.*,1	25,335	879,124

Builders FirstSource, Inc.*	26,222	592,879

Carlisle Cos., Inc.	10,537	1,604,469

HD Supply Holdings, Inc.*	23,838	942,555

HNI Corp.	12,220	464,360

JetBlue Airways Corp.*,1	84,116	1,623,439

KAR Auction Services, Inc.[2]	2,121	52,728

Knoll, Inc.	8,715	233,039

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 8.6% (continued)

Resideo Technologies, Inc.*	14,084	$134,221

Total Industrials		8,402,785

Information Technology - 6.7%

Aspen Technology, Inc.*,1	14,131	1,626,619

Benchmark Electronics, Inc.	2,873	97,395

CommVault Systems, Inc.*	5,280	262,258

Enphase Energy, Inc.*	387	7,519

Intuit, Inc.[1]	5,354	1,378,655

Micron Technology, Inc.*	26,321	1,251,563

National Instruments Corp.	2,302	95,280

NortonLifeLock, Inc.	31,770	726,898

SMART Global Holdings, Inc.*	2,611	77,547

SPS Commerce, Inc.*	187	9,868

VeriSign, Inc.*	5,353	1,017,177

Total Information Technology		6,550,779

Materials - 2.9%

Kraton Corp.*	2,001	44,862

PolyOne Corp.[1]	6,893	220,921

Silgan Holdings, Inc.[1]	62,820	1,932,971

Steel Dynamics, Inc.	19,697	598,001

Total Materials		2,796,755

Real Estate - 8.3%

Brixmor Property Group, Inc., REIT	3,040	66,941

Douglas Emmett, Inc., REIT [1]	43,052	1,865,013

First Industrial Realty Trust, Inc., REIT [1]	44,264	1,863,957

Monmouth Real Estate Investment Corp., REIT	26,902	405,682

RE/MAX Holdings, Inc., Class A	13,613	455,355

The RMR Group, Inc., Class A1	32,001	1,548,848

Sunstone Hotel Investors, Inc., REIT [1]	141,971	1,918,028

Total Real Estate		8,123,824

Utilities - 6.8%

AES Corp.	44,159	752,911

	Shares	Value

Atlantic Power Corp.*,1	511,154	$1,190,989

Hawaiian Electric Industries, Inc.	13,169	594,580

IDACORP, Inc.[1]	18,093	1,947,169

OGE Energy Corp.[1]	45,481	1,958,412

Portland General Electric Co.	3,730	212,162

Total Utilities		6,656,223

Total Common Stocks
(Cost $61,552,001)		64,214,941

	Principal Amount

Short-Term Investments - 26.9%

Joint Repurchase Agreements - 0.3%[3]

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $291,259 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $297,070)	$291,245	291,245

	Shares

Other Investment Companies - 26.6%

Morgan Stanley Institutional Liquidity Funds Prime Portfolio, Institutional Shares, 1.90%[4]	5,972,845	5,977,623

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[4]	6,611,266	6,611,266

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[4]	6,611,265	6,611,265

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[4]	6,811,607	6,811,607

Total Other Investment Companies		26,011,761

Total Short-Term Investments
(Cost $26,301,952)		26,303,006

Total Investments - 92.7%
(Cost $87,853,953)		90,517,947

Derivatives - 0.9%[5]		912,660

Other Assets, less Liabilities - 6.4%		6,193,228

Net Assets - 100.0%		$97,623,835

*	Non-income producing security.

[1]

Security position is either entirely or partially held in a segregated account as collateral for swaps and futures contracts. As of October 31, 2019, value of securities held in the segregated account was $25,891,172.

[2]

Some of these securities, amounting to $788,425 or 0.8% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[4]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[5]	Includes Futures Contracts and Over-the-counter total return basket swaps. Please refer to the Futures Contracts and Over-the-counter total return basket swap tables for details.

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
S&P 500 E-Mini FUT Index	USD	323	Long	12/20/19	$49,028,170	$809,046

Over-the-counter total return basket swap

Counterparty	Description	Notional	Termination Date	Value
Morgan Stanley & Co.	The Fund receives or pays the total return on a portfolio of long positions and receives or pays the 1-Month LIBOR (+/- a spread).	$43,878,805	8/7/2020	$(185,307)

Components of over-the-counter total return basket swap

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
Aaron’s, Inc.	952	$72,933	$(1,599)	0.2
Alexander & Baldwin, Inc.	40,859	1,002,680	(42,085)	2.2
Altice USA, Inc., Class A	4,670	142,331	2,206	0.3
Altisource Portfolio Solutions, S.A. (Luxembourg)	969	17,064	184	0.0	#
American Public Education, Inc.	7,209	156,980	(400)	0.4
Apartment Investment & Management Co., Class A	19,355	1,051,946	10,256	2.4
Apple Hospitality REIT, Inc.	77,023	1,263,947	5,392	2.9
Avangrid, Inc.	27,363	1,348,728	20,790	3.1
Barrett Business Services, Inc.	221	19,729	(340)	0.0	#
Cadence Design Systems, Inc.	12,065	807,631	(19,183)	1.8
Carbonite, Inc.	8,122	142,135	(2,680)	0.3
Cavco Industries, Inc.	322	62,800	(1,088)	0.1
Central Garden & Pet Co., Class A	15,740	447,016	(1,889)	1.0
Ciena Corp.	13,200	485,496	4,488	1.1
Commercial Vehicle Group, Inc.	11,102	83,820	(2,887)	0.2
Continental Building Products, Inc.	62,552	1,875,084	(4,153)	4.3
Curtiss-Wright Corp.	6,931	903,878	33,540	2.1
Cutera, Inc.	17,577	544,887	8,788	1.3
Deckers Outdoor Corp.	599	90,551	1,036	0.2
Denbury Resources, Inc.	15,131	15,585	(483)	0.0	#
Discover Financial Services	4,928	399,907	(4,386)	0.9
Discovery, Inc., Class C	1,226	30,681	264	0.1
Eagle Pharmaceuticals, Inc.	613	38,870	(435)	0.1
EastGroup Properties, Inc.	6,321	848,910	(2,212)	1.9
Employers Holdings, Inc.	28,408	1,207,340	(4,545)	2.8
EOG Resources, Inc.	2,497	173,841	(774)	0.4
F5 Networks, Inc.	6,604	949,457	2,047	2.2
Financial Institutions, Inc.	2,167	68,651	(542)	0.2

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
First Defiance Financial Corp.	4,319	$132,161	$1,382	0.3
Flagstar Bancorp, Inc.	15,357	556,384	1,689	1.3
Fortinet, Inc.	288	23,795	(305)	0.1
Four Corners Property Trust, Inc.	14,914	426,272	1,014	1.0
frontdoor, Inc.	1,487	71,049	669	0.2
Gentex Corp.	70,028	1,981,092	(16,807)	4.5
Graco, Inc.	15,567	713,747	(10,119)	1.6
HEICO Corp., Class A	2,895	271,551	4,256	0.6
Herman Miller, Inc.	1,500	70,879	(1,129)	0.2
HMS Holdings Corp.	577	19,168	(306)	0.0	#
Hologic, Inc.	7,459	358,935	1,409	0.8
Host Hotels & Resorts, Inc., REIT	117,360	1,942,965	(19,435)	4.4
HP, Inc.	44,835	789,993	(11,209)	1.8
Hubbell, Inc.	4,202	598,464	(3,041)	1.4
Ironwood Pharmaceuticals, Inc.	9,237	87,105	5,635	0.2
Keysight Technologies, Inc.	1,034	106,376	(2,035)	0.2
Kimball International, Inc., Class B	31,998	659,479	(8,000)	1.5
Korn Ferry	389	14,412	(140)	0.0	#
LSC Communications, Inc.	40,670	42,703	(3,050)	0.1
Marcus & Millichap, Inc.	9,090	324,967	(273)	0.7
Masco Corp.	16,990	785,278	510	1.8
MasterCraft Boat Holdings, Inc.	37,327	640,905	(53,004)	1.3
MAXIMUS, Inc.	12,971	1,000,064	(4,670)	2.3
Mesa Air Group, Inc.	42,943	333,667	(6,441)	0.8
Michaels Cos., Inc.[The]	5,985	54,344	(2,095)	0.1
Minerals Technologies, Inc.	3,303	171,327	(7,993)	0.4
Molina Healthcare, Inc.	1,176	145,683	(7,338)	0.3
Morningstar, Inc.	2	312	11	0.0	#
NeoPhotonics Corp.	7,927	48,355	3,805	0.1
NewMarket Corp.	4,015	1,937,388	11,854	4.5
NextGen Healthcare, Inc.	19,934	335,888	1,096	0.8
NexTier Oilfield Solutions, Inc.	15,555	70,615	(3,417)	0.2
NVR, Inc.	378	1,369,150	5,481	3.1
ON Semiconductor Corp.	7,786	163,350	(4,516)	0.4
Patrick Industries, Inc.	1,995	98,271	301	0.2
Penn National Gaming, Inc.	8,690	189,876	(4,649)	0.4
Progress Software Corp.	9,202	370,933	(3,957)	0.8
PS Business Parks, Inc.	7,892	1,429,951	(5,051)	3.3

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
Qorvo, Inc.	1,841	$147,004	$1,859	0.3
Radian Group, Inc.	49,725	1,224,727	23,371	2.9
Reinsurance Group of America, Inc.	5,654	922,054	(3,449)	2.1
Robert Half International, Inc.	7,780	452,174	(6,613)	1.0
Ross Stores, Inc.	1,011	111,533	(657)	0.3
SEI Investments Co.	32,906	2,006,279	(34,551)	4.5
ServiceMaster Global Holdings, Inc.	8,531	351,764	(7,282)	0.8
Sonos, Inc.	2,980	39,247	(268)	0.1
Spark Energy, Inc., Class A	28,548	276,539	(3,334)	0.6
Sprouts Farmers Market, Inc.	13,718	257,212	9,054	0.6
Synchrony Financial	12,679	451,580	(3,124)	1.0
Travelzoo	2,276	23,511	(478)	0.1
TrueBlue, Inc.	27,099	631,949	(11,382)	1.4
UDR, Inc., REIT	39,637	1,976,527	15,232	4.6
United Rentals, Inc.	1,712	232,729	(4,057)	0.5
Veracyte, Inc.	2,150	48,762	537	0.1
Walker & Dunlop, Inc.	4,885	306,925	782	0.7
WESCO International, Inc.	29,533	1,499,390	(18,310)	3.4
Western Alliance Bancorp	3,136	157,333	(2,634)	0.4

WSFS Financial Corp.	3,998	171,834	(3,238)	0.4

Total long equity positions		—	(189,100)	100.0

Financing		—	3,793	—

	Total	$43,878,805	$(185,307)	100.0

Over-the-counter total return basket swap

Counterparty	Description	Notional	Termination Date	Value
Morgan Stanley & Co.	The Fund receives or pays the total return on a portfolio of short positions and receives or pays the 1-Month LIBOR (+/- a spread).	$(97,189,412)	8/7/2020	$288,921

Components of over-the-counter total return basket swap

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
2U, Inc.	(12,142)	$(219,078)	$1,433	0.2
AbbVie, Inc.	(14,216)	(1,132,447)	1,564	1.2
Aerie Pharmaceuticals, Inc.	(704)	(15,481)	(141)	0.0	#
Agios Pharmaceuticals, Inc.	(13,448)	(424,626)	20,110	0.4
AGNC Investment Corp., REIT	(101,137)	(1,664,594)	(59,792)	1.8
Albemarle Corp.	(27,060)	(1,691,450)	47,826	1.7

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
Alexandria Real Estate Equities, Inc.	(10,950)	$(1,741,707)	$3,394	1.8
Alteryx, Inc., Class A	(818)	(79,305)	4,458	0.1
Ambac Financial Group, Inc.	(58,034)	(1,186,865)	(2,832)	1.2
Ameresco, Inc., Class A	(7,542)	(115,770)	4,601	0.1
American Electric Power Co., Inc.	(104)	(9,781)	(36)	0.0	#
American International Group, Inc.	(32,737)	(1,718,837)	(14,915)	1.8
American States Water Co.	(2,992)	(281,856)	(2,773)	0.3
Annaly Capital Management, Inc.	(196,851)	(1,755,911)	(11,811)	1.8
Apollo Medical Holdings, Inc.	(2,586)	(38,932)	220	0.0	#
Appian Corp.	(2,943)	(133,141)	1,766	0.1
Applied Optoelectronics, Inc.	(31,628)	(296,038)	0	0.3
Archer-Daniels-Midland Co.	(41,089)	(1,670,798)	(56,584)	1.8
Argan, Inc.	(24,282)	(926,421)	7,348	1.0
Arlington Asset Investment Corp., Class A	(302,344)	(1,753,595)	6,047	1.8
ARMOUR Residential REIT, Inc.	(53,770)	(890,969)	(8,603)	0.9
Banc of California, Inc.	(80,979)	(1,106,983)	(8,098)	1.2
BB&T Corp.	(24,738)	(1,329,445)	17,094	1.4
Bluebird Bio, Inc.	(4,191)	(352,025)	12,554	0.4
Blueprint Medicines Corp.	(205)	(13,840)	(273)	0.0	#
Bluerock Residential Growth REIT, Inc.	(14,349)	(173,623)	1,148	0.2
The Boeing Co.	(4,887)	(1,690,941)	29,801	1.7
BOK Financial Corp.	(2,227)	(176,156)	4,343	0.2
Briggs & Stratton Corp.	(77,348)	(579,182)	9,127	0.6
Cannae Holdings, Inc.	(4,759)	(136,298)	(2,665)	0.1
Cantel Medical Corp.	(3,844)	(278,459)	(1,730)	0.3
Carvana Co.	(13,815)	(1,140,507)	20,387	1.2
Century Aluminum Co.	(15,606)	(95,713)	4,730	0.1
CenturyLink, Inc.	(7,606)	(98,041)	(380)	0.1
Charah Solutions, Inc.	(30,307)	(60,311)	2,425	0.1
Cherry Hill Mortgage Investment Corp.	(15,808)	(213,250)	(474)	0.2
Chipotle Mexican Grill, Inc.	(425)	(329,596)	(1,122)	0.3
Cimarex Energy Co.	(7,486)	(317,032)	973	0.3
Cincinnati Bell, Inc.	(2,456)	(12,526)	(25)	0.0	#
Clearwater Paper Corp.	(19,842)	(367,871)	0	0.4
CME Group, Inc.	(1,408)	(288,598)	(1,098)	0.3
Coeur Mining, Inc.	(14,976)	(78,474)	(4,193)	0.1
Cohu, Inc.	(5,914)	(97,404)	(887)	0.1
Colfax Corp.	(39,742)	(1,261,312)	(74,020)	1.4

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
Colony Credit Real Estate, Inc.	(2,019)	$(29,074)	$141	0.0	#
CommScope Holding Co., Inc.	(85,299)	(970,549)	15,200	1.0
Concho Resources, Inc.	(15,452)	(1,065,411)	22,092	1.1
Concrete Pumping Holdings, Inc.	(3,538)	(11,995)	(176)	0.0	#
Constellation Brands, Inc., Class A	(56)	(10,732)	73	0.0	#
Coupa Software, Inc.	(4,663)	(656,784)	15,668	0.7
Crown Castle International Corp.	(8,820)	(1,229,813)	5,685	1.3
CVS Health Corp.	(21,958)	(1,472,284)	14,492	1.5
CyrusOne, Inc.	(1,007)	(75,102)	3,323	0.1
DASAN Zhone Solutions, Inc.	(1,924)	(14,468)	(29)	0.0	#
Daseke, Inc.	(27,896)	(85,791)	10,751	0.1
Dean Foods Co.	(30,946)	(32,051)	1,724	0.0	#
Deere & Co.	(9,750)	(1,694,745)	(3,120)	1.8
Diamond Offshore Drilling, Inc.	(70,969)	(404,523)	29,097	0.4
Diamondback Energy, Inc.	(4,171)	(355,059)	(2,646)	0.4
Dick’s Sporting Goods, Inc.	(14,687)	(580,908)	9,143	0.6
Digimarc Corp.	(2,654)	(112,078)	17,596	0.1
Digital Realty Trust, Inc.	(13,314)	(1,722,965)	31,554	1.7
DocuSign, Inc.	(1,717)	(114,644)	996	0.1
Dominion Energy, Inc.	(21,379)	(1,749,016)	(15,820)	1.8
Domo, Inc., Class B	(15,901)	(258,232)	2,544	0.3
Drive Shack, Inc.	(11,968)	(49,308)	1,556	0.1
Edison International	(19,163)	(1,191,172)	(14,181)	1.2
Energizer Holdings, Inc.	(7,127)	(309,350)	6,523	0.3
Entergy Corp.	(319)	(38,778)	25	0.0	#
Equinix, Inc.	(1,755)	(1,001,629)	6,930	1.0
Exact Sciences Corp.	(315)	(26,463)	(942)	0.0	#
Farmland Partners, Inc.	(98,295)	(656,611)	(1,966)	0.7
Fastenal Co.	(1,683)	(61,030)	543	0.1
FireEye, Inc.	(780)	(12,004)	(351)	0.0	#
Floor & Decor Holdings, Inc., Class A	(1,245)	(58,378)	1,320	0.1
Flotek Industries, Inc.	(32,677)	(63,720)	1,307	0.1
Fluor Corp.	(17,769)	(344,711)	58,453	0.3
Freeport-McMoRan, Inc.	(18,036)	(182,705)	5,591	0.2
Front Yard Residential Corp.	(64,321)	(790,177)	(5,474)	0.8
Gaia, Inc.	(157,224)	(1,108,429)	18,867	1.1
GAIN Capital Holdings, Inc.	(205,784)	(854,415)	(13,993)	0.9
General Dynamics Corp.	(964)	(171,823)	1,388	0.2

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
General Electric Co.	(146,661)	$(1,468,810)	$5,133	1.5
Gold Resource Corp.	(78,777)	(331,651)	(13,392)	0.4
The Goldman Sachs Group, Inc.	(8,081)	(1,743,961)	19,637	1.8
Green Plains, Inc.	(28,556)	(352,381)	286	0.4
The Greenbrier Cos., Inc.	(13,415)	(400,035)	7,110	0.4
GrubHub, Inc.	(1,301)	(44,234)	(78)	0.0	#
GTY Technology Holdings, Inc.	(18,894)	(100,584)	2,146	0.1
Hecla Mining Co.	(14,724)	(32,547)	(1,318)	0.0	#
Howard Bancorp, Inc.	(7,529)	(127,446)	1,110	0.1
The Howard Hughes Corp.	(1,546)	(172,070)	(804)	0.2
Hyster-Yale Materials Handling, Inc.	(3,338)	(172,441)	3,138	0.2
Immersion Corp.	(29,279)	(238,038)	(2,635)	0.2
Infinera Corp.	(10,600)	(57,073)	(2,182)	0.1
Inovio Pharmaceuticals, Inc.	(70,552)	(154,509)	4,233	0.2
Interactive Brokers Group, Inc., Class A	(19,029)	(919,099)	13,889	0.9
Iron Mountain, Inc.	(51,350)	(1,719,198)	34,918	1.7
JBG SMITH Properties	(3,078)	(124,351)	431	0.1
Kala Pharmaceuticals, Inc.	(10,501)	(39,799)	1,680	0.0	#
Kindred Biosciences, Inc.	(13,190)	(108,026)	264	0.1
Kirby Corp.	(10,771)	(868,035)	15,403	0.9
KLA Corp.	(138)	(23,685)	358	0.0	#
Knight-Swift Transportation Holdings, Inc.	(14,216)	(528,409)	10,093	0.5
The Kraft Heinz Co.	(25,007)	(712,699)	(95,777)	0.8
KVH Industries, Inc.	(3,644)	(36,732)	(510)	0.0	#
Leaf Group, Ltd.	(42,851)	(129,689)	2,421	0.1
LendingClub Corp.	(29,038)	(377,784)	10,744	0.4
LendingTree, Inc.	(1,175)	(370,854)	(51,970)	0.4
Lindsay Corp.	(17,577)	(1,691,610)	32,166	1.7
LivePerson, Inc.	(5,835)	(240,986)	1,459	0.2
The Lovesac Co.	(5,898)	(104,277)	7,962	0.1
Lyft, Inc., Class A	(9,972)	(435,508)	22,268	0.4
Marathon Petroleum Corp.	(4,447)	(294,582)	10,196	0.3
Mattel, Inc.	(44,660)	(536,590)	3,349	0.6
MBIA, Inc.	(181,262)	(1,704,280)	20,356	1.7
Middlesex Water Co.	(1,270)	(84,061)	(1,346)	0.1
Moderna, Inc.	(3,502)	(60,024)	1,366	0.1
MongoDB, Inc.	(836)	(110,912)	4,096	0.1
Motorcar Parts of America, Inc.	(57,375)	(1,095,289)	1,721	1.1

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
Motorola Solutions, Inc.	(85)	$(14,010)	$(127)	0.0	#
Murphy Oil Corp.	(2,791)	(54,452)	(3,126)	0.1
Nektar Therapeutics	(7,098)	(124,570)	3,017	0.1
New Residential Investment Corp.	(112,985)	(1,776,124)	(13,558)	1.8
Newmont Goldcorp Corp.	(3,946)	(154,052)	(2,723)	0.2
Northwest Pipe Co.	(7,639)	(226,925)	(6,065)	0.2
Novagold Resources, Inc. (Canada)	(55,790)	(390,636)	(15,515)	0.4
Ocwen Financial Corp.	(9,532)	(16,681)	572	0.0	#
Omega Healthcare Investors, Inc.	(38,792)	(1,699,865)	(8,534)	1.8
Papa John’s International, Inc.	(5,396)	(318,297)	2,361	0.3
PAR Technology Corp.	(705)	(17,660)	(7)	0.0	#
PDL Community Bancorp	(13,787)	(193,018)	(414)	0.2
Pfizer, Inc.	(255)	(9,821)	37	0.0	#
Pluralsight, Inc., Class A	(3,264)	(59,780)	767	0.1
Pure Cycle Corp.	(878)	(9,865)	49	0.0	#
Quanta Services, Inc.	(5,023)	(210,167)	(1,050)	0.2
Realty Income Corp.	(21,095)	(1,721,291)	(4,069)	1.8
Redfin Corp.	(22,844)	(410,080)	12,822	0.4
Roku, Inc.	(1,010)	(150,924)	2,252	0.2
Ryder System, Inc.	(1,415)	(68,543)	(269)	0.1
Sage Therapeutics, Inc.	(2,814)	(391,044)	9,325	0.4
Sarepta Therapeutics, Inc.	(3,646)	(308,802)	5,965	0.3
SEACOR Marine Holdings, Inc.	(5,727)	(77,429)	2,921	0.1
Seritage Growth Properties	(3,213)	(141,260)	1,527	0.1
SharpSpring, Inc.	(15,613)	(160,189)	1,093	0.2
Six Flags Entertainment Corp.	(2,210)	(94,524)	1,284	0.1
SL Green Realty Corp.	(2,646)	(220,929)	(277)	0.2
Solid Biosciences, Inc.	(836)	(9,467)	229	0.0	#
Stericycle, Inc.	(15,704)	(840,007)	(64,543)	0.9
Stratus Properties, Inc.	(8,835)	(245,613)	1,944	0.3
SunPower Corp.	(19,921)	(167,336)	(7,172)	0.2
Sunrun, Inc.	(3,846)	(60,811)	1,044	0.1
Targa Resources Corp.	(17,676)	(715,369)	28,126	0.7
Tesla, Inc.	(1,531)	(482,280)	138	0.5
Thor Industries, Inc.	(8,639)	(565,131)	18,627	0.6
Tile Shop Holdings, Inc.	(51,459)	(90,789)	4,338	0.1
Titan International, Inc.	(79,785)	(219,409)	6,383	0.2
TPI Composites, Inc.	(15,104)	(309,360)	(725)	0.3

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

Components of over-the-counter total return basket swap (continued)

Reference Entity	Shares	Notional Value	Net Unrealized Appreciation/ (Depreciation)	% of Notional Market Value
TransDigm Group, Inc.	(3,242)	$(1,719,921)	$13,721	1.8
Tucows, Inc., Class A	(691)	(39,567)	1,188	0.0	#
Twilio, Inc., Class A	(3,731)	(402,104)	41,838	0.4
Twin Disc, Inc.	(1,446)	(15,805)	246	0.0	#
Ubiquiti, Inc.	(3,225)	(415,573)	7,321	0.4
Unit Corp.	(34,030)	(75,489)	6,068	0.1
United Insurance Holdings Corp.	(1,042)	(12,806)	31	0.0	#
United Parcel Service, Inc., Class B	(1,165)	(135,208)	1,035	0.1
United States Steel Corp.	(17,345)	(208,313)	8,672	0.2
Ventas, Inc.	(26,684)	(1,719,026)	(18,102)	1.8
Verra Mobility Corp.	(678)	(9,740)	11	0.0	#
ViaSat, Inc.	(20,491)	(1,436,009)	25,409	1.5
ViewRay, Inc.	(42,499)	(106,672)	(3,825)	0.1
Virtu Financial, Inc., Class A	(49,118)	(822,726)	(10,315)	0.9
Vivint Solar, Inc.	(44,070)	(307,168)	(1,763)	0.3
Wabtec Corp.	(24,370)	(1,668,031)	(22,515)	1.7
The Walt Disney Co.	(13,173)	(1,708,952)	(2,484)	1.8
Wayfair, Inc., Class A	(3,016)	(304,857)	56,852	0.3
Welltower, Inc.	(19,070)	(1,712,869)	(16,589)	1.8
WEX, Inc.	(322)	(65,646)	4,730	0.1
Weyerhaeuser Co.	(56,300)	(1,676,524)	32,001	1.7
White Mountains Insurance Group, Ltd. (Bermuda)	(642)	(680,758)	(6,824)	0.7
Willdan Group, Inc.	(935)	(36,540)	8,210	0.0	#
WisdomTree Investments, Inc.	(135,595)	(701,392)	8,502	0.7
WP Carey, Inc.	(18,453)	(1,700,998)	2,214	1.8
Wyndham Hotels & Resorts, Inc.	(11,953)	(640,800)	(4,303)	0.7
Zillow Group, Inc., Class A	(11,988)	(397,491)	9,200	0.4

Zillow Group, Inc., Class C	(15,598)	(517,542)	9,515	0.5

Total short equity positions		—	367,393	100.0

Financing		—	(78,472)	—

	Total	$(97,189,412)	$288,921	100.0

#Less than 0.05% or (0.05%).

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks†	$64,214,941	—	—	$64,214,941
Short-Term Investments
Joint Repurchase Agreements	—	$291,245	—	291,245
Other Investment Companies	26,011,761	—	—	26,011,761

Total Investments in Securities	$90,226,702	$291,245	—	$90,517,947

Financial Derivative Instruments - Assets
Equity Futures Contracts	$809,046	—	—	$809,046
Equity Swap Contracts	—	$288,921	—	288,921
Financial Derivative Instruments - Liabilities
Equity Swap Contracts	—	(185,307)	—	(185,307)

Total Financial Derivative Instruments	$809,046	$103,614	—	$912,660

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG FQ Long-Short Equity Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at October 31, 2019:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Swap at value	$288,921	Swap at value	$185,307

	Cash deposited with broker for futures contracts[1]	2,082,541		—

	Totals	$2,371,462		$185,307

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation

Equity contracts	Net realized gain on futures contracts	$2,788,996	Net change in unrealized appreciation/ depreciation on futures contracts	$1,284,680
	Net realized loss on swaps	(9,285,157)	Net change in unrealized appreciation/depreciation on swaps	61,429

	Totals	$(6,496,161)		$1,346,109

1Amount represents cash with futures broker and unrealized appreciation/depreciation on open futures contracts. See Note 9 for additional information.

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Risk-Balanced Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG FQ Global Risk-Balanced Fund (the “Fund”) Class Z shares returned 16.43%, while the benchmark 60% MSCI World Index/40% FTSE World Government Bond Index - Hedged returned 11.63%.

MARKET OVERVIEW

Throughout the period, the trade war between the U.S. and China and Brexit negotiations dominated the news. Despite occasional indications of a breakthrough, both “known unknowns” remained unresolved. These political developments contributed to the ongoing slowdown in the global economy, though we have so far avoided a full-blown recession.

For most of the period, we identified a transitioning market environment, with evidence of both resilience and fragility (MRI=0.5)[1]. Global business conditions pointed toward fragility, particularly the global manufacturing recession. Despite the “known unknowns” and slowing economy, markets were mostly optimistic. Except in credit markets, risk appetite was generally healthy, resulting in subdued volatility. Late in the reporting period, we observed signs of eroding optimism. Institutional flows began to signal “risk-off” sentiment, while bond volatility increased. In response to the building fragility, the MRI shifted to 0.75 in August, and we ended the period identifying a mostly fragile environment.

As a general rule, derivatives are an important instrument used to implement the Fund’s investment strategy. Specifically, equity and bond futures are used to gain economic exposure, and equity options for risk management. Overall, the liquidity and low transaction cost of this instrument offers the investment team the ability to be more nimble and to implement our investment strategy at a lower cost.

PERFORMANCE REVIEW

Given our view on the market environment, the portfolio was positioned for hedged growth. We maintained significant exposure to risk assets as well as diversifiers. Our risk-balanced approach benefited results, as both stocks and bonds delivered strong positive returns, but with strong negative correlation.

Global equities advanced over the reporting period, led by developed markets. Risk appetite in emerging markets was far weaker, likely due to the sensitivity of emerging economies to global trade. Small cap struggled early in the period and finished flat. Since smaller companies are more sensitive to borrowing conditions, the prospect of rising rates alongside a slowing economy was worrying. However, small cap started to show signs of life toward the period’s end, benefiting from the healthy domestic economy and the U.S. Federal Reserve’s dovish turn.

Bond managers appeared less optimistic about the health of the global economy. As a result, global bond markets also advanced. Inflation-linked bonds contributed positively, but lagged nominal debt.

Commodity exposures also helped results. Energy struggled, as the combination of strong production and uncertain demand fueled concern about the supply glut. However, like bonds, gold advanced, benefiting from demand for safe havens.

The only noteworthy detractor over the period was the Fund’s options hedge. Given the healthy appetite for equity risk, this component incurred losses for much of the period. However, it helped smooth overall returns, as the options hedge performed well when equity markets sold off in December 2018 and May 2019.

OUTLOOK

Heading into November, we continue to identify significant fragility in the market environment (MRI=0.75), though many of our indicators appear to be transitioning toward more positive sentiment. But there is a difference between “relief” and “optimism.” Only a reduction in the current levels of tariffs and a resolution of Brexit will result in true optimism. We believe that now investors should be wary of confusing the relief rally with a true reason for positive sentiment.

[1]  The FQ Market Risk Indicator (“MRI”) is designed to indicate the current phase of the market cycle and the level of macro uncertainty, from resilience (MRI=0.00) to high fragility (MRI=1.00) in increments of 0.25 for a total of five levels.

This commentary reflects the viewpoints of the portfolio manager, First Quadrant, L.P., as of October 31, 2019 and is not intended as a forecast or guarantee of future results, and is subject to change without notice.

AMG FQ Global Risk-Balanced Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG FQ Global Risk-Balanced Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG FQ Global Risk Balanced Fund’s Class Z shares on October 31, 2009, to a $10,000 investment made in the 60% MSCI World Index & 40% FTSE World Government Bond Index-Hedged (“Composite Hedged Index”) and the 60% MSCI World Index & 40% FTSE World Government Bond Index-UnHedged (“Composite UnHedged Index”) and S&P 500® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG FQ Global Risk-Balanced Fund and the AMG FQ Global Risk-Balanced Fund Composite Hedged and UnHedged Indexes and S&P 500® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG FQ Global Risk-Balanced Fund2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15

Class N	15.98%	5.12%	—	5.88%	01/01/10

Class I	16.23%	5.47%	—	6.25%	01/01/10

Class Z	16.43%	5.57%	6.53%	6.10%	11/18/88

Composite Hedged Index[16]	11.63%	5.97%	6.85%	5.86%	11/30/88	[18]

Composite UnHedged Index[16]	11.84%	5.52%	6.57%	6.60%	11/30/88	[18]

S&P 500® Index[17]	14.33%	10.78%	13.70%	10.55%	11/18/88	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†  Date reflects the inception date of the Fund, not the index.

[1]  Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2]  From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  Investments in international securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets.

[4]  The Fund is subject to currency risk resulting from fluctuations in exchange rates that may affect the total loss or gain on a non-U.S. Dollar investment when converted back to U.S. Dollars.

[5]  The use of leverage in a Fund’s strategy, such as futures and forward commitment transactions, can magnify relatively small market movements into relatively larger losses for the Fund.

[6]  Investments in commodities are subject to greater volatility than investments in traditional securities, such as stocks and bonds. Commodities are subject to risks, including but not limited to climate conditions, livestock disease, war, terrorism, political conflicts, interest rates, currency fluctuations, embargoes, tariffs and other regulatory developments.

[7]  Because exchange-traded funds (ETFs) incur their own costs, investing in them could result in a higher cost to the investor. Additionally, the Fund will be indirectly exposed to all the risks of securities held by the ETFs.

[8]  Obligations of certain government agencies are not backed by the full faith and credit of the U.S. government. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. government would provide financial support. Additionally, debt securities of the U.S. government may be affected by changing interest rates and subject to prepayment risk.

[9]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive

AMG FQ Global Risk-Balanced Fund Portfolio Manager’s Comments (continued)

conditions, limited earnings history, and a reliance on one or a limited number of products.

[10] The Fund is subject to risks associated with investments in mid-capitalization companies such as greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

[11] The Fund is subject to the risks associated with investments in emerging markets, such as erratic earnings patterns, economic and political instability, changing exchange controls, limitations on repatriation of foreign capital and changes in local governmental attitudes toward private investment, possibly leading to nationalization or confiscation of investor assets.

[12] High-yield bonds (also known as “junk bonds”) may be subject to greater levels of interest rate, credit, and liquidity risk than investments in higher rated securities. These securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. The issuers of the Fund’s holdings may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers.

[13] The Fund is subject to the risks associated with investments in debt securities, such as default risk and fluctuations in the perception of the debtor’s ability to pay its creditors. Changing interest rates may adversely affect the value of an investment. An increase in interest rates typically causes the value of bonds and other fixed-income securities to fall.

[14] The Fund may invest in derivatives such as options and futures; the complexity and rapidly changing structure of derivatives markets may increase the possibility of market losses.

[15] The Fund is subject to special risk considerations similar to those associated with the direct ownership of real estate. Real estate valuations may be subject to factors such as changing general and local economic, financial, competitive, and environmental conditions.

[16] The benchmark is comprised of 60% MSCI World Index and 40% FTSE World Government Bond Index. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of 23 developed market country indices. Please go to msci.com for most current list of countries represented by the index. The FTSE World Government Bond Index (FTSE) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The FTSE is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. Prior to July 31, 2018, the FTSE World Government Bond Index was known as the Citigroup World Government Bond Index. The Composite Index is calculated on both a hedged and unhedged basis, with respect to currency exchange rates. Unlike the Fund, the Composite Index is unmanaged, is not available for investment and does not incur fees. All MSCI data is provided ’as is.’ The products described herein are not sponsored or endorsed and have not been reviewed or passed on by MSCI. In no event shall MSCI, its affiliates, or any MSCI data provider have any liability of any kind in connection with the MSCI data or the products described herein. Copying or redistributing the MSCI data is strictly prohibited.

[17] The S&P 500® Index is a capitalization-weighted index of 500 stocks. The S&P 500® Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Unlike the Fund, the S&P 500® Index is unmanaged, is not available for investment and does not incur expenses.

[18] The date reflects the closest available index date to the Fund’s inception date.

The S&P 500® Index is proprietary data of Standard & Poor’s, a division of McGraw-Hill Companies, Inc.

Not FDIC insured, nor bank guaranteed. May lose value.

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Exchange Traded Funds - 47.0%

iShares Global Infrastructure ETF	14,959	$705,616

iShares iBoxx $ High Yield Corporate Bond ETF[1,2]	78,951	6,853,736

iShares TIPS Bond ETF[1]	91,844	10,659,415

Materials Select Sector SPDR Fund[2]	11,924	693,858

SPDR Citi International Government Inflation-Protected Bond ETF[1]	47,121	2,608,147

VanEck Vectors Gold Miners ETF	25,321	712,786

VanEck Vectors Natural Resource ETF	18,873	671,879

Vanguard Global ex-U.S. Real Estate ETF	3,725	226,852

Vanguard REIT ETF[1,2]	22,211	2,094,497

Total Exchange Traded Funds
(Cost $23,974,890)		25,226,786

	Notes

Exchange Traded Notes - 10.2%

Deutsche Bank AG, PowerShares DB Gold Double Long, 02/15/38*	36,381	1,111,701

iPath Bloomberg Commodity Index Total Return ETN, 06/12/36*,2	93,199	2,074,610

Swedish Export Credit Corp., ELEMENTS Linked to the Rogers International Commodity Index Total Return, 10/24/22*,2	414,958	2,151,557

VelocityShares 3x Long Crude Oil ETN, 02/09/32*,2	12,950	131,184

Total Exchange Traded Notes
(Cost $5,434,355)		5,469,052

Purchased Options - 0.2%
(See Open Purchased Options schedule)
(Cost $385,681)		89,346

	Principal Amount

U.S. Government Obligations - 14.8%

United States Treasury Bill, 0.479%, 12/05/19[3,4]	$4,000,000	3,992,558

	Principal Amount	Value

United States Treasury Bill, 0.977%, 01/30/20[4]	$4,000,000	$3,984,800

Total U.S. Government Obligations
(Cost $7,974,208)		7,977,358

Short-Term Investments - 30.0%

Joint Repurchase Agreements - 2.1%[5]

Credit Suisse AG, dated 10/31/19, due 11/01/19, 1.730% total to be received $161,091 (collateralized by various U.S. Treasuries, 0.125% - 3.125%, 11/15/22 - 05/15/47, totaling $164,305)	161,083	161,083

Guggenheim Securities LLC, dated 10/31/19, due 11/01/19, 1.760% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 1.625% - 5.000%, 01/01/27 - 06/20/69, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		1,161,083

	Shares

Other Investment Companies - 27.9%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[6]	4,938,629	4,938,629

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[6]	4,938,629	4,938,629

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[6]	5,088,284	5,088,284

Total Other Investment Companies		14,965,542

Total Short-Term Investments
(Cost $16,126,625)		16,126,625

Total Investments - 102.2%
(Cost $53,895,759)		54,889,167

Derivatives - (0.7)%[7]		(350,510)

Other Assets, less Liabilities - (1.5)%		(854,509)

Net Assets - 100.0%		$53,684,148

*	Non-income producing security.

[1]	Some or all of these securities were held as collateral for written options as of October 31, 2019, amounting to $7,123,901 or 13.3% of net assets.

[2]

Some of these securities, amounting to $5,532,252 or 10.3% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[3]	Some or all of this security is held as collateral for futures contracts. The market value of collateral at October 31, 2019, amounted to $2,994,418, or 5.6% of net assets.

[4]	Represents yield to maturity at October 31, 2019.

[5]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[6]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

[7]	Includes Written Options and Futures Contracts. Please refer to the Open Written Options and Open Futures Contracts tables for the details.

ETF	Exchange Traded Fund
ETN	Exchange Traded Notes
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt
TIPS	Treasury Inflation-Protected Securities

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (continued)

Open Purchased Options

Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Cost	Value
EURO STOXX 50 (Put)	3,050	11/15/19	31	$945,500	$17,524	$138
EURO STOXX 50 (Put)	3,300	12/20/19	38	1,254,000	14,984	4,492
EURO STOXX 50 (Put)	3,300	01/17/20	49	1,617,000	23,020	11,422
EURO STOXX 50 (Put)	3,325	12/20/19	11	365,750	4,163	1,497
EURO STOXX 50 (Put)	3,375	11/15/19	19	641,250	5,801	509
S&P 500 Index (Put)	2,680	11/15/19	33	8,844,000	155,247	2,178
S&P 500 Index (Put)	2,760	01/17/20	20	5,520,000	77,122	37,700
S&P 500 Index (Put)	2,785	12/20/19	15	4,177,500	54,621	16,725
S&P 500 Index (Put)	2,790	12/20/19	11	3,069,000	33,199	14,685

				Total	$385,681	$89,346

Open Written Options

Description	Strike Price	Expiration Date	Number of Contracts	Notional Amount	Premium	Value
EURO STOXX 50 (Call)	3,550	11/15/19	31	$1,100,500	$7,468	$(27,106)
EURO STOXX 50 (Call)	3,750	12/20/19	11	412,500	1,209	(1,485)
EURO STOXX 50 (Call)	3,775	01/17/20	49	1,849,750	7,126	(9,618)
EURO STOXX 50 (Call)	3,800	12/20/19	38	1,444,000	4,197	(2,204)
EURO STOXX 50 (Put)	2,900	11/15/19	31	899,000	10,394	(69)
EURO STOXX 50 (Put)	3,200	01/17/20	49	1,568,000	15,608	(7,214)
EURO STOXX 50 (Put)	3,225	12/20/19	38	1,225,500	10,834	(2,924)
EURO STOXX 50 (Put)	3,250	12/20/19	11	357,500	2,932	(969)
EURO STOXX 50 (Put)	3,300	11/15/19	19	627,000	3,886	(318)
S&P 500 Index (Call)	3,095	11/15/19	33	10,213,500	41,873	(11,220)
S&P 500 Index (Call)	3,145	12/20/19	11	3,459,500	6,731	(10,120)
S&P 500 Index (Call)	3,180	01/17/20	20	6,360,000	17,598	(24,500)
S&P 500 Index (Call)	3,215	12/20/19	15	4,822,500	13,083	(3,105)
S&P 500 Index (Put)	2,600	11/15/19	33	8,580,000	112,546	(1,320)
S&P 500 Index (Put)	2,690	01/17/20	20	5,380,000	56,798	(27,200)
S&P 500 Index (Put)	2,715	12/20/19	15	4,072,500	40,790	(11,400)
S&P 500 Index (Put)	2,730	12/20/19	11	3,003,000	23,979	(9,570)

				Total	$377,052	$(150,342)

Open Futures Contracts

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
ASX SPI 200 Index	AUD	16	Long	12/19/19	$1,830,640	$(6,942)
Australia 10-Year Bond	AUD	84	Long	12/16/19	8,443,138	(10,434)
Canadian 10-Year Bond	CAD	77	Long	12/18/19	8,303,910	(144,318)
EURO STOXX 50	EUR	117	Long	12/20/19	4,709,386	132,915
FTSE 100 Index	GBP	13	Long	12/20/19	1,220,197	(6,268)
Hang Seng Index	HKD	5	Long	11/28/19	860,904	9,292

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (continued)

Description	Currency	Number of Contracts	Position	Expiration Date	Current Notional Amount	Value and Unrealized Gain/(Loss)
MSCI Emerging Markets Index	USD	80	Long	12/20/19	$4,165,600	$43,415
Russell 2000® Mini Index	USD	61	Long	12/20/19	4,768,370	(51,270)
S&P 500 E-Mini FUT Index	USD	10	Long	12/20/19	1,517,900	16,017
S&P/TSX 60 Index	CAD	10	Long	12/19/19	1,495,559	(20,241)
TOPIX Index	JPY	8	Long	12/12/19	1,236,040	109,566
U.K. 10-Year Gilt	GBP	69	Long	12/27/19	11,873,159	(81,012)
U.S. Treasury 10-Year Note (CBT)	USD	166	Long	12/19/19	21,629,282	(190,888)

					Total	$(200,168)

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro Dollar
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
USD	US Dollar

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities
Exchange Traded Funds†	$25,226,786	—	—	$25,226,786
Exchange Traded Notes†	5,469,052	—	—	5,469,052
Purchased Options
Equity Contracts	89,346	—	—	89,346
U.S. Government Obligations	—	$7,977,358	—	7,977,358
Short-Term Investments
Joint Repurchase Agreements	—	1,161,083	—	1,161,083

Other Investment Companies	14,965,542	—	—	14,965,542

Total Investments in Securities	$45,750,726	$9,138,441	—	$54,889,167

Financial Derivative Instruments - Assets
Equity Futures Contracts	$311,205	—	—	$311,205
Financial Derivative Instruments - Liabilities
Equity Written Options and Futures Contracts	(235,063)	—	—	(235,063)

Interest Rate Futures Contracts	(426,652)	—	—	(426,652)

Total Financial Derivative Instruments	$(350,510)	—	—	$(350,510)

†	All exchange traded funds and exchange traded notes held in the Fund are level 1 securities. For a detailed listing of these securities, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

AMG FQ Global Risk-Balanced Fund Schedule of Portfolio Investments (continued)

The following schedule shows the value of derivative instruments at October 31, 2019:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Options purchased[1]	$89,346	Options written	$150,342

Equity contracts	Receivable for variation margin[2]	14,596	Payable for variation margin[2]	95,644

Interest rate contracts	Receivable for variation margin[2]	232,141		—

	Totals	$336,083		$245,986

For the year ended October 31, 2019 the effect of derivative instruments on the Statement of Operations for the Fund and the amount of realized gain/loss and unrealized appreciation/depreciation on derivatives recognized in income was as follows:

	Realized Gain/(Loss)		Change in Unrealized Appreciation/Depreciation

Derivatives not accounted for as hedging instruments	Statement of Operations Location	Realized Gain/(Loss)	Statement of Operations Location	Change in Unrealized Appreciation/ Depreciation

Equity contracts	Net realized loss on options purchased[1]	$(153,053)	Net change in unrealized appreciation/ depreciation on options purchased[1]	$(541,109)

Equity contracts	Net realized loss on futures contracts	(397,794)	Net change in unrealized appreciation/depreciation on future contracts	2,413,783

Interest rate contracts	Net realized gain on futures contracts	3,693,504	Net change in unrealized appreciation/ depreciation on futures contracts	(280,587)

Equity contracts	Net realized loss on options written	(119,937)	Net change in unrealized appreciation/ depreciation options written	363,759

	Totals	$3,022,720		$1,955,846

1 Options purchased are included in Investments at value on the Statement of Assets and Liabilities. Net realized gain/(loss) on options purchased and net change in unrealized appreciation/depreciation on options purchased are included in the net realized gain/(loss) on investments and net change in unrealized appreciation/depreciation of investments, respectively, on the Statement of Operations.

2 Only current day’s variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation/depreciation of $(200,168).

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities October 31, 2019

	AMG FQ Tax-Managed U.S. Equity Fund	AMG FQ Long-Short Equity Fund	AMG FQ Global Risk-Balanced Fund
Assets:

Investments at value[1] (including securities on loan valued at $4,054,457, $788,425, and $5,532,252, respectively)	$70,265,053	$90,517,947	$54,889,167

Cash deposit with brokers for futures contracts (see Note 9)	—	2,082,541	—
Receivable for investments sold	—	7,163,842	—
Segregated cash	—	5,120,000	—
Dividend, interest and other receivables	25,585	58,544	24,546
Receivable for Fund shares sold	—	208,827	50
Receivable from affiliate	2,585	5,356	250
Swaps at value	—	288,921	—
Receivable for variation margin	—	—	246,737
Prepaid expenses and other assets	14,181	15,017	11,951
Total assets	70,307,404	105,460,995	55,172,701
Liabilities:
Payable upon return of securities loaned	258,645	291,245	1,161,083
Payable for investments purchased	—	7,197,666	—
Payable for Fund shares repurchased	—	48,697	500
Written options[2]	—	—	150,342
Payable for variation margin	—	—	95,644
Swaps at value	—	185,307	—
Accrued expenses:
Investment advisory and management fees	40,456	28,130	27,176
Administrative fees	8,669	12,056	6,794
Distribution fees	1,684	2,999	482
Shareholder service fees	—	8,982	565
Other	42,307	62,078	45,967
Total liabilities	351,761	7,837,160	1,488,553

Net Assets	$69,955,643	$97,623,835	$53,684,148
[1] Investments at cost	$37,768,117	$87,853,953	$53,895,759
[2] Premiums received	—	—	$377,052

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities (continued)

	AMG FQ Tax-Managed U.S. Equity Fund	AMG FQ Long-Short Equity Fund	AMG FQ Global Risk-Balanced Fund

Net Assets Represent:
Paid-in capital	$37,131,382	$90,866,443	$51,386,587
Total distributable earnings	32,824,261	6,757,392	2,297,561
Net Assets	$69,955,643	$97,623,835	$53,684,148

Class N:
Net Assets	$8,188,348	$14,300,697	$2,339,726
Shares outstanding	238,530	881,823	141,490

Net asset value, offering and redemption price per share	$34.33	$16.22	$16.54
Class I:
Net Assets	$61,767,295	$83,323,138	$2,181,694
Shares outstanding	1,800,234	5,127,118	131,243

Net asset value, offering and redemption price per share	$34.31	$16.25	$16.62
Class Z:
Net Assets	—	—	$49,162,728
Shares outstanding	—	—	2,957,212

Net asset value, offering and redemption price per share	—	—	$16.62

The accompanying notes are an integral part of these financial statements.

Statements of Operations For the fiscal year ended October 31, 2019

	AMG FQ Tax-Managed U.S. Equity Fund	AMG FQ Long-Short Equity Fund	AMG FQ Global Risk-Balanced Fund
Investment Income:
Dividend income	$964,428 [1]	$1,560,351 [1]	$1,185,114
Interest income	—	199,425	175,891
Securities lending income	5,462	3,313	53,658
Foreign withholding tax	(1,149)	(643)	—
Total investment income	968,741	1,762,446	1,414,663
Expenses:
Investment advisory and management fees	479,726	305,901	318,350
Administrative fees	102,798	131,100	79,588
Distribution fees - Class N	20,562	49,815	4,815
Shareholder servicing fees - Class N	—	19,926	2,889
Shareholder servicing fees - Class I	—	38,932	2,697
Registration fees	34,607	46,110	47,086
Professional fees	31,129	51,330	36,456
Custodian fees	23,726	39,962	22,970
Reports to shareholders	14,044	24,909	9,410
Transfer agent fees	12,089	19,370	11,236
Trustee fees and expenses	6,328	7,375	4,976
Interest and dividend expense (see Note 14)	—	201,083	—
Miscellaneous	3,730	9,039	3,974
Repayment of prior reimbursements	—	7,151	—
Total expenses before offsets	728,739	952,003	544,447
Expense reimbursements	(98,178)	(34,444)	(61,763)
Expense reductions	(3,939)	(1,387)	—
Net expenses	626,622	916,172	482,684

Net investment income	342,119	846,274	931,979
Net Realized and Unrealized Gain:
Net realized gain (loss) on investments	110,218	(1,108,265)	(111,357)
Net realized gain on short sales	—	9,930,336	—
Net realized gain on futures contracts	—	2,788,996	3,295,710
Net realized loss on written options	—	—	(119,937)
Net realized loss on swaps	—	(9,285,157)	—
Net realized loss on foreign currency transactions	—	—	(7,582)
Net change in unrealized appreciation/depreciation on investments	5,907,820	5,405,099	1,580,480
Net change in unrealized appreciation/depreciation on short sales	—	(4,443,692)	—
Net change in unrealized appreciation/depreciation on futures contracts	—	1,284,680	2,133,196
Net change in unrealized appreciation/depreciation on written options	—	—	363,759
Net change in unrealized appreciation/depreciation on swaps	—	61,429	—

Net change in unrealized appreciation/depreciation on foreign currency translations	—	—	796
Net realized and unrealized gain	6,018,038	4,633,426	7,135,065

Net increase in net assets resulting from operations	$6,360,157	$5,479,700	$8,067,044

[1]	Includes non-recurring dividends of $59,643 and $252,259 for AMG FQ Tax-Managed U.S. Equity and AMG FQ Long-Short Equity Fund, respectively.

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG FQ Tax-Managed U.S. Equity Fund		AMG FQ Long-Short Equity Fund		AMG FQ Global Risk-Balanced Fund
	2019	2018	2019	2018	2019	2018

Increase (Decrease) in Net Assets Resulting From Operations:
Net investment income (loss)	$342,119	$227,977	$846,274	$(82,287)	$931,979	$1,233,469
Net realized gain (loss) on investments	110,218	914,936	2,325,910	4,767,354	3,056,834	(581,029)

Net change in unrealized appreciation/depreciation on investments	5,907,820	3,849,141	2,307,516	(252,193)	4,078,231	(4,791,983)

Net increase (decrease) in net assets resulting from operations	6,360,157	4,992,054	5,479,700	4,432,874	8,067,044	(4,139,543)
Distributions to Shareholders:
Class N	(128,969)	(12,973)	(1,339,503)	(735,101)	(37,124)	(5,692)
Class I	(1,073,001)	(296,023)	(2,076,653)	(8,503,620)	(33,497)	(4,577)
Class Z	—	—	—	—	(1,184,019)	(397,638)
Total distributions to shareholders	(1,201,970)	(308,996)	(3,416,156)	(9,238,721)	(1,254,640)	(407,907)
Capital Share Transactions:[1]
Net increase (decrease) from capital share transactions	(8,264,352)	(4,173,164)	15,433,917	44,435,042	(6,539,924)	(5,373,466)

Total increase (decrease) in net assets	(3,106,165)	509,894	17,497,461	39,629,195	272,480	(9,920,916)
Net Assets:
Beginning of year	73,061,808	72,551,914	80,126,374	40,497,179	53,411,668	63,332,584
End of year	$69,955,643	$73,061,808	$97,623,835	$80,126,374	$53,684,148	$53,411,668

[1]	See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

AMG FQ Tax-Managed U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$31.68	$29.69	$24.11	$24.42	$23.58
Income (loss) from Investment Operations:
Net investment income[2,3]	0.09 [4]	0.03	0.03 [5]	0.22 [6]	0.08 [7]
Net realized and unrealized gain (loss) on investments	3.02	2.00	5.79	(0.43)	0.81
Total income (loss) from investment operations	3.11	2.03	5.82	(0.21)	0.89
Less Distributions to Shareholders from:
Net investment income	(0.05)	—	(0.24)	(0.10)	(0.05)
Net realized gain on investments	(0.41)	(0.04)	—	—	—
Total distributions to shareholders	(0.46)	(0.04)	(0.24)	(0.10)	(0.05)
Net Asset Value, End of Year	$34.33	$31.68	$29.69	$24.11	$24.42
Total Return[3,8]	10.15%	6.84%	24.27%	(0.86)%	3.79%
Ratio of net expenses to average net assets	1.13%[9]	1.14%[9]	1.14%	1.14%	1.20%
Ratio of gross expenses to average net assets[10]	1.28%	1.26%	1.27%	1.26%	1.27%
Ratio of net investment income to average net assets[3]	0.28%	0.09%	0.13%	0.93%	0.34%
Portfolio turnover	34%	31%	75%	102%	62%
Net assets end of year (000’s) omitted	$8,188	$9,622	$12,131	$22,885	$24,825

AMG FQ Tax-Managed U.S. Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$31.69	$29.72	$24.14	$24.42	$23.56
Income (loss) from Investment Operations:
Net investment income[2,3]	0.17 [4]	0.11	0.10 [5]	0.28 [6]	0.17 [7]
Net realized and unrealized gain (loss) on investments	3.00	2.00	5.79	(0.43)	0.78
Total income (loss) from investment operations	3.17	2.11	5.89	(0.15)	0.95
Less Distributions to Shareholders from:
Net investment income	(0.14)	(0.10)	(0.31)	(0.13)	(0.09)
Net realized gain on investments	(0.41)	(0.04)	—	—	—
Total distributions to shareholders	(0.55)	(0.14)	(0.31)	(0.13)	(0.09)
Net Asset Value, End of Year	$34.31	$31.69	$29.72	$24.14	$24.42
Total Return[3,8]	10.40%	7.13%	24.57%	(0.59)%	4.03%
Ratio of net expenses to average net assets	0.88%[9]	0.89%[9]	0.89%	0.89%	0.96%
Ratio of gross expenses to average net assets[10]	1.03%	1.01%	1.02%	1.01%	1.03%
Ratio of net investment income to average net assets[3]	0.53%	0.34%	0.38%	1.19%	0.68%
Portfolio turnover	34%	31%	75%	102%	62%
Net assets end of year (000’s) omitted	$61,767	$63,440	$60,421	$53,494	$56,493

[1]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.06 and $0.14 for Class N and Class I, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.01 and $0.08 for Class N and Class I, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.11 and $0.17 for Class N and Class I, respectively.

[7]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.00 and $0.09 for Class N and Class I, respectively.

[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[9]	Includes reduction from broker recapture amounting to 0.01% and less than 0.01% for the fiscal years ended October 31, 2019 and October 31, 2018, respectively.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG FQ Long-Short Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$15.68	$17.97	$15.48	$17.38	$17.20
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.12 [4]	(0.07)	0.10 [5]	0.14	0.16 [6]
Net realized and unrealized gain (loss) on investments	0.95	1.94	3.30	(0.31)	0.17
Total income (loss) from investment operations	1.07	1.87	3.40	(0.17)	0.33
Less Distributions to Shareholders from:
Net investment income	(0.02)	—	(0.16)	(0.15)	(0.15)
Net realized gain on investments	(0.51)	(4.16)	(0.75)	(1.58)	—
Total distributions to shareholders	(0.53)	(4.16)	(0.91)	(1.73)	(0.15)
Net Asset Value, End of Year	$16.22	$15.68	$17.97	$15.48	$17.38
Total Return[3,7]	7.15%	12.54%	22.62%	(0.98)%	1.90%
Ratio of net expenses to average net assets	1.28%[8,9]	2.24%[8,9,10]	1.09%[9]	1.05%	1.04%
Ratio of gross expenses to average net assets[11]	1.30%	2.36%[10]	1.14%	1.08%	1.05%

Ratio of net investment income (loss) to average net assets[3]	0.74%	(0.43)%	0.60%	0.88%	0.93%
Portfolio turnover	330%	240%	159%	178%	139%
Net assets end of year (000’s) omitted	$14,301	$24,536	$3,495	$24,752	$30,043

AMG FQ Long-Short Equity Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$15.71	$17.97	$15.47	$17.37	$17.22
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.16 [4]	(0.02)	0.15 [5]	0.18	0.21 [6]
Net realized and unrealized gain (loss) on investments	0.95	1.92	3.33	(0.31)	0.16
Total income (loss) from investment operations	1.11	1.90	3.48	(0.13)	0.37
Less Distributions to Shareholders from:
Net investment income	(0.06)	—	(0.23)	(0.19)	(0.22)
Net realized gain on investments	(0.51)	(4.16)	(0.75)	(1.58)	—
Total distributions to shareholders	(0.57)	(4.16)	(0.98)	(1.77)	(0.22)
Net Asset Value, End of Year	$16.25	$15.71	$17.97	$15.47	$17.37
Total Return[3,7]	7.43%	12.82%	23.11%	(0.73)%	2.16%
Ratio of net expenses to average net assets	0.99%[8,9]	1.92%[8,9,10]	0.78%[9]	0.79%	0.79%
Ratio of gross expenses to average net assets[11]	1.01%	2.04%[10]	0.87%	0.82%	0.79%

Ratio of net investment income (loss) to average net assets[3]	1.03%	(0.11)%	0.90%	1.14%	1.22%
Portfolio turnover	330%	240%	159%	178%	139%
Net assets end of year (000’s) omitted	$83,323	$55,590	$37,002	$33,715	$37,313

[1]	Effective October 1, 2016, the Investor Class and Institutional Class were renamed Class N and Class I, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07 and $0.12 for Class N and Class I, respectively.

[5]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.07 and $0.12 for Class N and Class I, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $0.11 and $0.16 for Class N and Class I, respectively.

[7]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[8]	Includes reduction from broker recapture amounting to less than 0.01% and 0.01% for the fiscal years ended October 31, 2019 and October 31, 2018, respectively.

[9]

Expense ratio includes dividend and interest expense related to securities sold short. Excluding such dividend and interest expense, the ratio of expenses to average net assets would be 1.04% and 0.75%, 1.04% and 0.72% and 1.04% and 0.73% for Class N and Class I, respectively, for the fiscal years ended October 31, 2019, October 31, 2018 and October 31, 2017, respectively.

[10]

Ratios of net expenses and of gross expenses to average net assets were revised from 2.83% and 2.95% for Class N, respectively, and 2.51% and 2.63% for Class I, respectively, to reflect net presentation of income received and fees paid on short sales.

[11]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

AMG FQ Global Risk-Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$14.56	$15.77	$13.89	$12.93	$13.84
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.21	0.26	0.11	(0.02)	0.05
Net realized and unrealized gain (loss) on investments	2.06	(1.43)	1.91	1.16	(0.64)
Total income (loss) from investment operations	2.27	(1.17)	2.02	1.14	(0.59)
Less Distributions to Shareholders from:
Net investment income	(0.29)	(0.04)	(0.14)	(0.18)	(0.32)
Net Asset Value, End of Year	$16.54	$14.56	$15.77	$13.89	$12.93
Total Return[3,4]	15.98%	(7.43)%	14.69%	8.97%	(4.31)%
Ratio of net expenses to average net assets	1.29%	1.29%	1.33%	1.39%	1.38%
Ratio of gross expenses to average net assets[5]	1.41%	1.37%	1.39%	1.55%	1.51%
Ratio of net investment income (loss) to average net assets[3]	1.38%	1.67%	0.76%	(0.15)%	0.36%
Portfolio turnover	15%	27%	26%	71%	55%
Net assets end of year (000’s) omitted	$2,340	$1,870	$2,200	$3,725	$2,083

AMG FQ Global Risk-Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$14.64	$15.83	$13.97	$13.02	$13.98
Income (loss) from Investment Operations:
Net investment income (loss)[2,3]	0.25	0.30	0.16	(0.01)	0.11
Net realized and unrealized gain (loss) on investments	2.06	(1.44)	1.92	1.21	(0.65)
Total income (loss) from investment operations	2.31	(1.14)	2.08	1.20	(0.54)
Less Distributions to Shareholders from:
Net investment income	(0.33)	(0.05)	(0.22)	(0.25)	(0.42)
Net Asset Value, End of Year	$16.62	$14.64	$15.83	$13.97	$13.02
Total Return[3,4]	16.23%	(7.20)%	15.14%	9.43%	(3.98)%
Ratio of net expenses to average net assets	1.04%	1.04%	0.99%	0.99%	0.98%
Ratio of gross expenses to average net assets[5]	1.16%	1.12%	1.05%	1.15%	1.11%
Ratio of net investment income to average net assets[3]	1.63%	1.92%	1.09%	0.25%	0.83%
Portfolio turnover	15%	27%	26%	71%	55%
Net assets end of year (000’s) omitted	$2,182	$1,484	$1,420	$7,215	$1,652

AMG FQ Global Risk-Balanced Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class Z	2019	2018	2017	2016[1]	2015
Net Asset Value, Beginning of Year	$14.64	$15.87	$14.00	$13.05	$14.02
Income (loss) from Investment Operations:
Net investment income[2,3]	0.28	0.32	0.18	0.05	0.12
Net realized and unrealized gain (loss) on investments	2.05	(1.44)	1.92	1.16	(0.66)
Total income (loss) from investment operations	2.33	(1.12)	2.10	1.21	(0.54)
Less Distributions to Shareholders from:
Net investment income	(0.35)	(0.11)	(0.23)	(0.26)	(0.43)
Net Asset Value, End of Year	$16.62	$14.64	$15.87	$14.00	$13.05
Total Return[3,4]	16.43%	(7.13)%	15.23%	9.55%	(3.92)%
Ratio of net expenses to average net assets	0.89%	0.89%	0.89%	0.89%	0.88%
Ratio of gross expenses to average net assets[5]	1.01%	0.97%	0.95%	1.05%	1.01%
Ratio of net investment income to average net assets[3]	1.78%	2.07%	1.19%	0.36%	0.88%
Portfolio turnover	15%	27%	26%	71%	55%
Net assets end of year (000’s) omitted	$49,163	$50,058	$59,712	$58,670	$63,485

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[5]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

Notes to Financial Statements October 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are AMG FQ Tax-Managed U.S. Equity Fund (“Tax-Managed”), AMG FQ Long-Short Equity Fund (“Long-Short Equity”) and AMG FQ Global Risk-Balanced Fund (“Global Risk-Balanced”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Tax-Managed and Long-Short Equity offer Class N and Class I shares. Global Risk-Balanced offers Class N, Class I and Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities, including securities sold short and option contracts, traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities and securities sold short traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity exceeding 60 days are valued at the evaluated mean price provided by an authorized pricing service or, if an evaluated price is not available, by reference to other securities which are considered comparable in credit rating, interest rate, due date and other features (generally referred to as “matrix pricing”) or other similar pricing methodologies.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange.

Total Return Equity Basket Swaps (“Equity Basket Swap”) may be valued using a price obtained from the counterparty of the Equity Basket Swap as long as the value obtained from the counterparty is reasonable to the total value of the underlying securities constituting the Equity Basket Swap if such underlying securities were priced in accordance with the Funds’ equity security valuation policies as discussed above.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments (including derivatives) may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring

Notes to Financial Statements (continued)

fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Dividends declared on short positions are recorded on ex-date as dividend expense. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Tax Managed and Long-Short Equity had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Funds’ overall expense ratio. For the fiscal year ended October 31, 2019, the impact on the expenses and expense ratios were as follows: Tax Managed - $3,939 or 0.01%, and Long-Short Equity - $1,387 or less than 0.00%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. There were no permanent differences during the year. Temporary differences are due to wash sales, mark-to-market of open swap, futures and option contracts, and capital loss carryforwards.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Tax-Managed		Long-Short Equity		Global Risk-Balanced

Distributions paid from:	2019	2018	2019	2018	2019	2018

Ordinary income	$272,993	$213,203	—	—	$1,254,640	$407,907

Short-term capital gains	—	—	$841,450	$6,654,191	—	—

Long-term capital gains	928,977	95,793	2,574,706	2,584,530	—	—

	$1,201,970	$308,996	$3,416,156	$9,238,721	$1,254,640	$407,907

Notes to Financial Statements (continued)

As of October 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Tax-Managed	Long-Short Equity	Global Risk-Balanced

Capital loss carryforward	—	—	$78,042

Undistributed ordinary income	$237,805	—	1,862,826

Undistributed short-term capital gains	—	$1,899,419	—

Undistributed long-term capital gains	89,866	2,370,685	—

At October 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Tax-Managed	$37,768,463	$32,789,190	$(292,600)	$32,496,590

Long-Short Equity	88,030,660	4,969,039	(2,556,321)	2,412,718

Global Risk-Balanced	54,313,313	1,974,845	(1,462,068)	512,777

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2019, the following Fund had capital loss carryovers for federal income tax purposes as shown in the following chart. These amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

	Capital Loss
	Carryover Amounts

Fund	Short-Term	Long-Term	Total

Global Risk-Balanced	—	$78,042	$78,042

As of October 31, 2019, Tax Managed and Long-Short Equity had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as either short-term and/or long-term.

	Capital Loss
	Carryover Utilized

Fund	Short-Term	Long-Term

Global Risk-Balanced	$532,808	$2,742,822

Notes to Financial Statements (continued)

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended October 31, 2019 and October 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Tax-Managed				Long-Short Equity
	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	18,717	$599,541	89,309	$3,039,894	1,989,840	$31,414,305	1,538,753	$24,699,406

Reinvestment of distributions	4,186	118,708	357	10,842	88,302	1,309,108	48,518	693,802

Cost of shares repurchased	(88,040)	(2,673,664)	(194,591)	(6,147,980)	(2,761,497)	(42,260,498)	(216,542)	(3,358,947)

Net increase (decrease)	(65,137)	$(1,955,415)	(104,925)	$(3,097,244)	(683,355)	$(9,537,085)	1,370,729	$22,034,261

Class I:

Proceeds from sale of shares	66,958	$2,097,380	200,346	$6,232,503	2,854,424	$44,768,398	1,573,628	$24,596,154

Reinvestment of distributions	36,540	1,033,349	9,365	284,333	137,041	2,048,386	581,487	8,315,255

Cost of shares repurchased	(305,225)	(9,439,666)	(240,844)	(7,592,756)	(1,403,852)	(21,845,782)	(675,126)	(10,510,628)

Net increase (decrease)	(201,727)	$(6,308,937)	(31,133)	$(1,075,920)	1,587,613	$24,971,002	1,479,989	$22,400,781

	Global Risk-Balanced
	October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	49,315	$808,428	7,244	$114,701

Reinvestment of distributions	2,679	37,124	357	5,692

Cost of shares repurchased	(38,960)	(619,410)	(18,612)	(285,005)

Net increase (decrease)	13,034	$226,142	(11,011)	$(164,612)

Class I:

Proceeds from sale of shares	63,262	$997,739	53,628	$842,928

Reinvestment of distributions	2,408	33,497	286	4,577

Cost of shares repurchased	(35,813)	(567,632)	(42,242)	(659,758)

Net increase	29,857	$463,604	11,672	$187,747

Class Z:

Proceeds from sale of shares	25,286	$381,973	44,736	$702,172

Reinvestment of distributions	83,556	1,160,590	24,413	389,879

Cost of shares repurchased	(570,377)	(8,772,233)	(413,829)	(6,488,652)

Net decrease	(461,535)	$(7,229,670)	(344,680)	$(5,396,601)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the

“Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements

Notes to Financial Statements (continued)

and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2019, the market value of Repurchase Agreements outstanding for Tax-Managed, Long-Short Equity and Global Risk-Balanced were $258,645, $291,245 and $1,161,083, respectively.

i. FOREIGN CURRENCY TRANSLATION

The books and records of the Funds are maintained in U.S. dollars. The value of investments, assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies; (2) gains and losses between trade date and settlement date on investment securities transactions and foreign currency exchange contracts; and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

The Funds do not isolate the net realized and unrealized gain or loss resulting from changes in exchange rates from the fluctuations in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by First Quadrant, L.P. (“First Quadrant”), who serves pursuant to a subadvisory agreement with the Investment Manager. AMG indirectly owns a majority interest in First Quadrant.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Tax-Managed	0.70%

Long-Short Equity	0.35%

Global Risk-Balanced	0.60%

The Investment Manager has contractually agreed, through at least March 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Tax-Managed, Long-Short Equity and Global Risk-Balanced to 0.89%, 0.69% and 0.89%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Tax-Managed	Long-Short Equity	Global Risk-Balanced

Less than 1 year	$94,797	$31,029	$39,272

1-2 years	92,665	58,523	49,633

2-3 years	98,178	34,444	61,763

Total	$285,640	$123,996	$150,668

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

The Trust has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the

Notes to Financial Statements (continued)

1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, each Fund may make payments to the Distributor for its expenditures in financing any activity primarily intended to result in the sale of each Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of each Fund’s average daily net assets attributable to the Class N shares.

For Class N and Class I shares of Long-Short Equity and Global Risk-Balanced, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N and Class I shares may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratio for the year ended October 31,2019, was as follows:

	Maximum Annual Amount	Actual Amount
Fund	Approved	Incurred

Long-Short Equity

Class N	0.10%	0.10%

Class I	0.10%	0.06%

Global Risk-Balanced

Class N	0.15%	0.15%

Class I	0.15%	0.15%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2019, Long-Short Equity lent a maximum of $4,128,079 for ten days earning interest of $3,148 and Global Risk-Balanced lent a maximum of $2,388,276 for nine days earning interest of $1,528. The interest income amount is included in the Statement of Operations as interest income. Long-Short Equity borrowed a maximum of $17,078,904 for seven days paying interest of $4,718. The interest expense amount is included on the Statement of Operations as miscellaneous expense. At October 31, 2019, the Funds had no interfund loans outstanding.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Tax-Managed	$23,142,205	$32,373,183

Long-Short Equity	287,941,104	232,586,164

Global Risk-Balanced	4,921,989	11,259,552

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended October 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

The value of securities loaned on positions held, and cash and securities collateral received at October 31, 2019, were as follows:

		Cash	Securities	Total
	Securities	Collateral	Collateral	Collateral
Fund	Loaned	Received	Received	Received

Tax-Managed	$4,054,457	$258,645	$3,975,467	$4,234,112

Long-Short Equity	788,425	291,245	522,575	813,820

Global Risk-Balanced	5,532,252	1,161,083	4,517,848	5,678,931

Notes to Financial Statements (continued)

The following table summarizes the securities received as collateral for securities lending at October 31, 2019:

	Collateral	Coupon	Maturity
Fund	Type	Range	Date Range

Tax-Managed	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

Long-Short Equity	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-11/15/48

Global Risk-Balanced	U.S. Treasury Obligations	0.000%-5.250%	03/12/20-11/15/48

5. FOREIGN SECURITIES

Global Risk-Balanced invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in domestic securities. Non-domestic securities carry special risks, such as exposure to currency fluctuations, less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Realized gains in certain countries may be subject to foreign taxes at the Fund level and the Fund would pay such foreign taxes at the appropriate rate for each jurisdiction.

6. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

7. FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions may have a similar effect on a Fund’s net asset value as if a Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, a Fund will establish a segregated account with its custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

8. DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why certain Funds use derivative instruments, the credit risk and how derivative instruments affect the Funds’ financial position, and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities, and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in a table at the end of the applicable Funds’ Schedule of Portfolio Investments. For the fiscal year ended October 31, 2019, the average quarterly balances of derivative financial instruments outstanding were as follows:

	Long-Short Equity	Global Risk-Balanced

Financial Futures Contracts

Average number of contracts purchased	459	707

Average notional value of contracts purchased	$60,464,508	$64,877,662

Options

Average value of option contracts purchased	—	$237,980

Average value of option contracts written	—	347,793

Swap Agreements

Long Position:

Average notional value	$10,025,509	—

Short Position:

Average notional value	57,206,744	—

9. FUTURES CONTRACTS

Long-Short Equity entered into equity index futures contracts with the objective of maintaining exposure to equity stock markets while maintaining liquidity. Global Risk-Balanced entered into futures contracts, including futures contracts on fixed-income securities, interest rate futures contracts, foreign currency futures contracts and futures contracts on security indices (including broad-based security indices). Long-Short Equity and Global Risk-Balanced purchased and sold futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital shares transactions. There are certain risks associated with futures contracts. Prices may not move as expected or the Funds may not be able to close out the contract when it desires to do so, resulting in losses.

On entering into a futures contract, either cash or securities in an amount equal to a certain percentage of the contract value (initial margin) must be deposited with the futures broker. Subsequent variation margin payments are made or received by the Funds depending on the fluctuations in the value of the futures contracts and the value of cash or securities on deposit with the futures broker. The Funds must have total value at the futures broker consisting of either net unrealized gains, cash or securities collateral to meet the initial margin requirement, and any value over the initial margin requirement may be transferred to the Funds. Long-Short Equity paid or received variation margin periodically, while Global Risk-Balanced paid or received variation margin on a daily basis. As of October 31, 2019, Long-Short Equity had an initial margin requirement of $2,238,390, which Long-Short Equity covered with a combination of cash at the futures broker, unrealized gains on futures contracts and securities deposited in a segregated account, while Global Risk-Balanced had an initial margin requirement of $1,809,241, which Global Risk-Balanced covered with securities deposited with the futures broker.

Variation margin on future contracts is recorded as unrealized appreciation or depreciation until the futures contract is closed or expired. The Funds recognize a realized gain or loss when the contract is closed or expires equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Fluctuations in the value of the contracts are recorded in the

Notes to Financial Statements (continued)

Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures contracts.

10. OPTIONS

Long-Short Equity and Global Risk-Balanced may purchase and write call options and put options on a variety of underlying securities and instruments, including, but not limited to, specific securities, securities indices, futures contracts and foreign currencies. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying security or instrument at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying security or instrument at the agreed-upon price during the option period. Options purchased are recorded as an asset, while options written (sold) are recorded as liabilities. When the Funds write options they bear the risk of an unfavorable change in the market value of the instrument underlying the written option. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is recognized as realized gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

11. SWAPS

Long Short Equity may enter into Equity Basket Swaps to obtain exposure to a portfolio of long and short securities. Under the terms of the agreement, the equity return basket swap is designed to function as a fund of direct investments in long and short equity positions. The Fund will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation or depreciation, corporate actions, and dividends and interest received and paid, all of which are reflected in the swap value. The swap value also includes interest charges and credits (“financing”) related to the notional values of the long and short positions and cash balances within the swap. This financing is based on defined market rates or a specified benchmark rate, plus or minus a specified spread. Underlying positions constituting the Equity Basket Swap are reset periodically. On reset date, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between Long Short Equity and the swap counterparty. Cash settlement in and out of the swap may occur at a reset date, close-out date or at maturity.

A change in the market value of a Equity Basket Swap, unpaid dividend income and/or expense and financing are recognized as net change in unrealized appreciation or depreciation on swaps in the Statements of Operations. Payments received or paid, on resets, close-outs or maturities, are recorded in the statement of operations as realized gains or losses of swaps.

Swaps and Equity Basket Swaps are two-party contracts that may be subject to contractual restrictions on transferability and termination, and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. If a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. When a counterparty’s obligations are not fully secured by collateral, then the Fund is essentially an unsecured creditor of the counterparty. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that a counterparty will be able to meet its obligations pursuant to such contracts or that, in the event of default, the Fund will succeed in enforcing contractual remedies. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in collateral may not be perfected or additional collateral may not be promptly posted as required. Counterparty risk also may be more pronounced if a counterparty’s obligations exceed the amount of collateral held by the Fund, if any, the Fund is unable to exercise its interest in collateral upon default by the counterparty, or the termination value of the instrument varies significantly from the marked-to-market value of the instrument.

12. EXCHANGE TRADED NOTES

Global Risk-Balanced invests in Exchange Traded Notes (“ETNs”). ETNs are senior, unsecured, unsubordinated debt securities issued by a financial institution, listed on an exchange and traded in the secondary market. There are no periodic interest payments, and principal is not protected. The Fund could lose some or all of the amount invested. The price in the secondary market is determined by supply and demand, the current performance of the index, and the credit rating of the ETN issuer. At maturity, the issuer pays the Fund a return linked to the performance of the market index, such as a commodity index, to which the ETN is linked, minus the issuer’s fee. ETNs are subject to the risk of a breakdown in the futures markets that they use. As a means to obtain commodity exposure, the Fund invests in ETNs linked to commodity indices. The Fund may be exposed to a wide variety of commodity sectors, including, without limitation, agriculture, livestock, base/industrial metals, oil, energy and precious metals. Commodity prices, and the value of stocks of companies exposed to commodities, can be extremely volatile and are affected by a wide range of factors.

13. MARKET, CREDIT AND COUNTERPARTY RISKS

In the normal course of business, Global Risk-Balanced invests in securities and enters into transactions where risks exist due to market fluctuations and is exposed to credit risk with parties with whom it trades (issuers or counterparties). Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The Fund may be exposed to credit or counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default or not perform under the contract. The Fund minimizes credit risk and counterparty risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. The Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

The Funds are subject to various Master Agreements, which govern the terms of certain transactions with select counterparties. These Master Agreements reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying

Notes to Financial Statements (continued)

collateral posting arrangements at pre-arranged exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant master agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Funds and the respective counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of the ISDA Master Agreement, which requires accelerated settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements.

14.	SECURITIES SOLD SHORT AND DUE TO/FROM BROKERS

Long-Short Equity utilizes short sales as part of its overall portfolio management strategy. A short sale involves the sale of a security that is borrowed from a broker or other financial institution. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon closing a short sale. Short sales expose the Fund to the risk that it will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the

Fund. The Fund must segregate liquid assets, or otherwise cover its position in a permissible manner. The Investment Manager determines the liquidity of assets, in accordance with procedures established by the Board. Cash segregated as collateral for short sales is shown in the Statement of Assets and Liabilities as segregated cash. Security positions segregated as collateral for short sales are included in investments at value in the Statement of Assets and Liabilities. Due to/from brokers represents cash balances on deposit with, or cash balances owed to the Prime Broker. When the Fund has cash balances on deposit with the Prime Broker, the Fund is subject to credit risk should the Prime Broker be unable to meet their obligations to the Fund; and when the Fund has cash balances owed to the Prime Broker, the amount is payable upon demand and the Fund must segregate liquid assets. The Fund has entered into a Special Custody and Pledge Agreement with the Prime Broker for securities sold short, which provides the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to a Special Custody and Pledge Agreement in the Statement of Assets and Liabilities. In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on the market value on the collateral of loaned securities. The income received or fee paid is calculated based upon a variable rate minus a spread. The Fund will recognize interest income if the variable rate is greater than the spread or interest expense if the variable rate is less than the spread. For the fiscal year ended October 31, 2019, the Fund had interest income and dividend expense in the amount of $118,260 and $201,083, respectively. As of October 31, 2019, the Fund did not hold any securities sold short.

15.	MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending and short-sale programs, Repurchase Agreements and derivative instruments, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending and short sale transactions, see Note 4 and Note 13.

The following table is a summary of the Funds’ open Repurchase Agreements and derivatives that are subject to a master netting agreement as of October 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of	Offset	Net Asset	Collateral	Net
Fund	Assets and Liabilities	Amount	Balance	Received	Amount

Tax-Managed

Credit Suisse AG	$258,645	—	$258,645	$258,645	—

Long-Short Equity

Credit Suisse AG	$291,245	—	$291,245	$291,245	—

Morgan Stanley & Co.	288,921	$(185,307)	103,614	103,614	—

Total	$580,166	$(185,307)	$394,859	$394,859	—

Notes to Financial Statements (continued)

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of	Offset	Net Asset	Collateral	Net
Fund	Assets and Liabilities	Amount	Balance	Received	Amount

Global Risk-Balanced

Credit Suisse AG	$161,083	—	$161,083	$161,083	—

Guggenheim Securities LLC	1,000,000	—	1,000,000	1,000,000	—

Total	$1,161,083	—	$1,161,083	$1,161,083	—

		Gross Amount Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of	Offset	Net Liability	Collateral	Net
Fund	Assets and Liabilities	Amount	Balance	Received	Amount

Long-Short Equity

Morgan Stanley & Co.	$(185,307)	$185,307	—	—	—

16.	SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF THE AMG FQ TAX-MANAGED U.S. EQUITY FUND, AMG FQ LONG-SHORT EQUITY FUND AND AMG FQ GLOBAL RISK-BALANCED FUND.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ Long-Short Equity Fund, and AMG FQ Global Risk-Balanced Fund (three of the Funds constituting AMG Funds I, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 27, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

Other Information

TAX INFORMATION

The AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ Long-Short Equity Fund and AMG FQ Global Risk-Balanced Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018/2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG FQ Tax-Managed U.S. Equity Fund, AMG FQ Long-Short Equity Fund and AMG FQ Global Risk-Balanced Fund each hereby designates $928,977, $2,574,706, and $0 respectively, as a capital gain distribution with respect to the taxable year ended October 31, 2019, or if subsequently determined to be different, the net capital gains of such fiscal year.

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012 • Oversees 49 Funds in Fund Complex	Bruce B. Bingham, 71 Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Edward J. Kaier, 74

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Kurt A. Keilhacker, 56

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Steven J. Paggioli, 69

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013 • Oversees 49 Funds in Fund Complex	Richard F. Powers III, 73 Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman • Trustee since 2000 • Oversees 52 Funds in Fund Complex

Eric Rakowski, 61

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013 • Oversees 52 Funds in Fund Complex

Victoria L. Sassine, 54

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2000 • Oversees 49 Funds in Fund Complex

Thomas R. Schneeweis, 72

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011 • Oversees 52 Funds in Fund Complex

Christine C. Carsman, 67

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers
Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018 • Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Keitha L. Kinne, 61

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015 • Chief Legal Officer since 2015

Mark J. Duggan, 54

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since 2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Thomas G. Disbrow, 53

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017

John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since 2019

Patrick J. Spellman, 45

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016

Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering Compliance Officer since 2019

Hector D. Roman, 41

Manager, Legal and Compliance, AMG Funds LLC (2017-Present); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

Annual Renewal of Investment Management and Subadvisory Agreements

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG FQ Long-Short Equity Fund, AMG FQ Tax-Managed U.S. Equity Fund and AMG FQ Global Risk-Balanced Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreements”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreements and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and the Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadviser under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreements and the Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreements and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadviser of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreements and supervising the Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by the Subadviser of its obligations to each Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of the Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of the Subadviser and other information regarding the Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of the Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of the Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of the Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of the Subadviser or the replacement of the Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, the Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreements and applicable law. The Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreements and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to the Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding the Subadviser’s organizational and management structure and the Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadviser with portfolio management responsibility for the Funds, including the information set forth in each Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadviser in the past; (b) the qualifications and experience of the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of the Subadviser with respect to its ability to provide the services required under each Subadvisory Agreement. The Trustees also considered the Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to the Fund’s Peer Group and Fund Benchmark and considered the gross performance of the Fund as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results and portfolio

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

composition, as well as the Subadviser’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board was mindful of the Investment Manager’s attention to monitoring the Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

With respect to AMG FQ Long-Short Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the fact that, prior to August 31, 2017, the Fund focused on a U.S. equity strategy and generally did not take short equity positions although it did utilize an option overlay strategy that included the ability to both buy and sell short options. The Trustees also took into account the fact that Class I shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year and 3-year periods. Given the Fund’s relatively short performance history using its current investment strategy, the Trustees did not attribute much weight to the Fund’s longer-term performance. The Trustees concluded that the Fund’s overall performance has been satisfactory in light of the Fund’s investment objective, strategies and policies.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was below, below, below and above, respectively, the median performance of the Peer Group and below the performance of the Fund Benchmark, the Russell 3000® Index. The Trustees took into account management’s discussion of the Fund’s performance, including the reasons for the Fund’s underperformance and any actions being taken to address such underperformance. The Trustees concluded that the Fund’s performance is being addressed.

With respect to AMG FQ Global Risk-Balanced Fund, among other information related to the Fund’s performance, the Trustees noted that the Fund’s performance for Class Z shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above the median performance of the Peer Group and above the performance of the Fund Benchmark, a Composite Index (60% MSCI World Index and 40% FTSE World Government Bond Index (Hedged)). The Trustees took into account management’s discussion of the Fund’s performance, including the fact that Class Z shares of the Fund ranked in the top decile relative to its Peer Group for the 10-year period, in the top quintile relative to its Peer Group for the 3-year and 5-year periods and in the top quartile relative to its Peer Group for the 1-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee with respect to the Fund. The Trustees also noted payments made or to be made from the Subadviser to the Investment Manager, and other payments made or to be made from the Investment Manager to the Subadviser. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under each Investment Management Agreement and the profitability to the Investment Manager of its relationship with the Funds, the Trustees noted the undertaking by the Investment Manager to maintain contractual expense limitations for the Funds. The Board also took into account management’s discussion of the advisory fee structure and the services the Investment Manager provides in performing its functions under each Investment Management Agreement and supervising the Subadviser. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to the Subadviser, the Trustees reviewed information regarding the cost of providing subadvisory services to each of the Funds and the resulting profitability to the Subadviser from these relationships. The Trustees noted that, because the Subadviser is an affiliate of the Investment Manager, a portion of the Subadviser’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services the Subadviser provides in performing its functions under each Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to the Subadviser is reasonable and that the Subadviser is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

With respect to AMG FQ Long-Short Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were lower and higher, respectively, than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.69%. The Trustees also took into account management’s discussion of the Fund’s expenses and the current size of the Fund. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Tax-Managed U.S. Equity Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both higher than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Board also took into account management’s discussion of the Fund’s expenses and competitiveness with comparably sized funds. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

With respect to AMG FQ Global Risk-Balanced Fund, the Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.89%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the

Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding the Investment Management and Subadvisory Agreements: (a) the Investment Manager and the Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and each Subadvisory Agreement and (b) the Investment Manager and Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

INVESTMENT MANAGER AND

ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

SUBADVISER

First Quadrant, L.P.

800 E. Colorado Boulevard, Suite 900

Pasadena, CA 91101

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com |	61

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners

          Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging

          Markets Equity

AMG GW&K Trilogy Emerging

          Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap

          Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap

          Value

AMG River Road Dividend All Cap

          Value II

AMG River Road Focused Absolute

          Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap

          Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging

          Markets Small Cap

AMG TimesSquare Global Small

          Cap

AMG TimesSquare International

          Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap

          Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund -

          Security Selection Only

AMG Yacktman Special

          Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond

          ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced

          Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine

          Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging

          Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real

          Estate

CenterSquare Investment Management LLC

AMG Managers Emerging

          Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG

          Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap

          Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell

          Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small

          Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special

          Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core

          Plus Bond

DoubleLine Capital LP

AMG Managers Global Income

          Opportunity

AMG Managers Loomis Sayles

          Bond

Loomis, Sayles & Company, L.P.

amgfunds.com |	103119	AR014

ANNUAL REPORT

AMG Funds

October 31, 2019

AMG Frontier Small Cap Growth Fund

Class N: MSSVX	Class I: MSSCX	Class Z: MSSYX

AMG Managers Emerging Opportunities Fund

Class N: MMCFX	Class I: MIMFX

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Funds’ website (https://www.amgfunds.com/resources/order_literature.html), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically at any time by contacting your financial intermediary or, if you invest directly with the Funds, by logging into your account at www.amgfunds.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1.800.548.4539 to inform the Funds that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds in the AMG Funds Family of Funds held in your account if you invest through your financial intermediary or all funds in the AMG Funds Family of Funds held with the fund complex if you invest directly with the Funds.

amgfunds.com	103119 AR022

AMG Funds Annual Report — October 31, 2019

TABLE OF CONTENTS	PAGE

LETTER TO SHAREHOLDERS	2

ABOUT YOUR FUND’S EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS AND SCHEDULES OF PORTFOLIO INVESTMENTS

AMG Frontier Small Cap Growth Fund	4

AMG Managers Emerging Opportunities Fund	10

FINANCIAL STATEMENTS

Statement of Assets and Liabilities	20

Balance sheets, net asset value (NAV) per share computations and cumulative distributable earnings (loss)

Statement of Operations	22

Detail of sources of income, expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	23

Detail of changes in assets for the past two fiscal years

Financial Highlights	24

Historical net asset values per share, distributions, total returns, income and expense ratios, turnover ratios and net assets

Notes to Financial Statements	29

Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	35

OTHER INFORMATION	36

TRUSTEES AND OFFICERS	37

ANNUAL RENEWAL OF INVESTMENT MANAGEMENT AND SUBADVISORY AGREEMENTS	39

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of any series of the AMG Funds family of mutual funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Shareholder:

The U.S. bull market celebrated its 10-year anniversary during the fiscal year ended October 31, 2019, as stocks proved resilient in the face of global economic weakness, rising geopolitical tensions, and the ongoing trade war. Global stock markets swooned late in 2018 as hawkish U.S. Federal Reserve (Fed) policy and an escalation of the U.S./China trade war triggered a painful selloff. However, a dovish pivot from global central banks rescued investors and fueled a strong rebound early in 2019. Investors clung to hopes of a positive outcome from U.S./China trade negotiations, even as doubts about the durability of the economic cycle lingered, and the S&P 500® Index returned 14.33% for the fiscal year. International equities were also resistant to pressures facing the global economy and generated an 11.27% return as measured by the MSCI All Country World ex USA Index.

In total, ten out of eleven sectors of the S&P 500® Index were strongly positive during the prior twelve months. Investors sought the relative safety of defensive sectors, with utilities and real estate leading the index with returns of 26.73% and 23.71%, respectively. However, the higher growth information technology sector also generated a robust 22.60% return. Energy was the lone negative sector with a return of (11.40)% during the fiscal year. Growth stocks outperformed Value stocks for the full fiscal year with returns of 17.10% and 11.21% for the Russell 1000® Growth and Russell 1000® Value Indexes, respectively. The cycle of U.S. outperformance over international equities continued, but international developed and emerging markets still produced solidly positive returns, with the MSCI EAFE and MSCI Emerging Markets Index returning 11.04% and 11.86%, respectively, in the twelve months ending October 31, 2019.

Interest rates fell dramatically over the fiscal year and led to strong returns for bond investors as the Fed shifted to a more dovish policy stance early in 2019 and eventually cut short-term rates later in the year. The 10-year Treasury yield fell from a high of 3.24% last November to a yield of 1.69% as of October 31, 2019. The plunge in long-term interest rates caused the yield curve to briefly invert with 2-year yields rising higher than the 10-year yields. The Bloomberg Barclays U.S. Aggregate Bond Index, a broad measure of U.S. bond market performance, ended the fiscal year with an 11.51% return. High yield bonds lagged the broader bond market and returned 8.38% as measured by the return of the Bloomberg Barclays U.S. Corporate High Yield Bond Index. Municipal bonds also performed strongly with a 9.42% return for the Bloomberg Barclays Municipal Bond Index.

AMG Funds appreciates the privilege of providing investment tools to you and your clients. Our foremost goal is to provide investment solutions that help our shareholders successfully reach their long-term investment goals. AMG Funds provides access to a distinctive array of actively managed return-oriented investment strategies. We thank you for your continued confidence and investment in AMG Funds. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

Respectfully,

Keitha Kinne

President

AMG Funds

		Periods ended
Average Annual Total Returns		October 31, 2019*

Stocks:		1 Year	3 Years	5 Years

Large Caps	(S&P 500® Index)	14.33%	14.91%	10.78%

Small Caps	(Russell 2000® Index)	4.90%	10.96%	7.37%

	(MSCI All Country World
International	Index ex USA)	11.27%	8.07%	3.82%
Bonds:

Investment Grade	(Bloomberg Barclays U.S. Aggregate Bond Index)	11.51%	3.29%	3.24%

High Yield	(Bloomberg Barclays U.S. Corporate High Yield Bond Index)	8.38%	6.03%	5.18%

Tax-exempt	(Bloomberg Barclays Municipal Bond Index)	9.42%	3.62%	3.55%

Treasury Bills	(ICE BofAML U.S. 6-Month Treasury Bill Index)	2.71%	1.74%	1.21%

*Source: FactSet. Past performance is no guarantee of future results.

2

About Your Fund’s Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended October 31, 2019	Expense Ratio for the Period	Beginning Account Value 05/01/19	Ending Account Value 10/31/19	Expenses Paid During the Period*
AMG Frontier Small Cap Growth Fund

Based on Actual Fund Return

Class N	1.30%	$1,000	$1,005	$6.57

Class I	0.97%	$1,000	$1,005	$4.90

Class Z	0.90%	$1,000	$1,006	$4.55

Based on Hypothetical 5% Annual Return

Class N	1.30%	$1,000	$1,019	$6.61

Class I	0.97%	$1,000	$1,020	$4.94

Class Z	0.90%	$1,000	$1,021	$4.58
AMG Managers Emerging Opportunities Fund

Based on Actual Fund Return

Class N	1.19%	$1,000	$1,008	$6.02

Class I	0.94%	$1,000	$1,009	$4.76

Based on Hypothetical 5% Annual Return

Class N	1.19%	$1,000	$1,019	$6.06

Class I	0.94%	$1,000	$1,020	$4.79

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

3

AMG Frontier Small Cap Growth Fund Portfolio Manager’s Comments (unaudited)

THE YEAR IN REVIEW

Albeit with significant trade and U.S. Federal Reserve the (“Fed”) related volatility, the past year has been positive for domestic equities. For the year ending October 31, 2019, small caps lagged large caps as the Russell 2000® Index rose 4.9%, trailing the 14.2% advance of the Russell 1000® Index. Growth continued to lead within the small cap segment as the Russell 2000® Growth Index gained 6.4%. The AMG Frontier Small Cap Growth Fund the (“Fund”) (Class I shares) returned 12.08% over this time, significantly exceeding the return for its primary benchmark, the Russell 2000® Growth Index the (“Index”). All of our outperformance was driven by positive stock selection as sector selection had a modest overall impact.

Technology, our largest overweight sector, was also our leading contributor as our 33% return substantially outpaced the 14% gain of the Index. Our strongest technology investment was Ultra Clean Holdings Inc., a semiconductor capital equipment company, appreciating 103%. We initiated our position in Ultra Clean toward the end of 2018 with the thesis that their core business was nearing its cyclical trough and that business conditions should bottom and begin to improve. As 2019 progressed this thesis began to play out. End market demand is now expected to pick up significantly from multiple customer types, starting with logic & foundry customers and accelerating with the addition of memory customers throughout 2020. Ultra Clean’s position in the supply chain leads to exaggerated revenue declines when times are bad and exaggerated revenue increases when times are good, and thus its stock is now reflecting the upcoming period of strength. Additionally, Ultra Clean’s profit margins held despite the weak market conditions due to cost saving initiatives, and are set up to potentially improve over the coming 12–18 months. The second top technology contributor was Teradyne Inc., a manufacturer of robotics and semiconductor capital equipment. The stock rose 60% after reporting solid earnings results and raising estimates. The semiconductor testing business is performing better than expected, and while the industrial automation division was slightly weaker than expected, management reiterated its long-term growth targets of 30–40% due to the strong demand in the pipeline. Another top ten contributor was Model N Inc., up 94%. Model N provides revenue management software to pharma and high-tech companies. Initiatives from a new management team are accelerating growth and the company is beginning to see a material increase in subscription billings. At the same time, investors are recognizing that there is a big opportunity to penetrate their current base of customers with incremental products. The company also continues to migrate customers from on-premise solutions to the cloud, a tailwind for growth.

Health care, an equal weighted sector but comprising one-quarter of the Fund, was our second strongest contributor rising 27% versus the 1% loss for the index. Top overall contributor Tesaro Inc. returned 156% for the fiscal year. The stock rose in late 2018 after GlaxoSmithKline agreed to acquire the company at a substantial premium. Our initial purchase in the first quarter 2018 was based on the company’s best-in-class PARP (Poly (ADP-ribose) polymerase) inhibitor drug for fighting cancer. We determined that a company with such a quality asset would be a likely acquisition target, and that ultimately proved to be the case. We established a position at over $70 per share only to see the price retreat to a low of $23 in November. We believed our thesis remained valid and significantly increased our position size near the lows following market confusion regarding pipeline data that we viewed as favorable. Ultimately, the stock proved to be the largest contributor to the portfolio return for the fiscal year. Novocure Ltd., a medical device developer with an approved product to treat glioblastoma, rose 116%. Excitement continues to build around the company’s pipeline, including the potential for approval in a second indication, mesothelioma. This approval would help to solidify confidence in the company’s innovative cancer treatment involving tumor treatment fields, which is currently approved for a deadly form of brain cancer. Lastly, Insulet Corporation, a developer of insulin infusion systems, has experienced a dramatic turnaround since new management took over in late 2014. The stock rose 65% this fiscal year as the company continued to post strong financial results and signed a new contract with the largest health insurance company in the U.S., United Healthcare. This agreement will likely be instrumental in allowing Insulet to potentially achieve significant market share in the untapped Medicare market.

Financial services, an overweight sector, was our third largest relative contributing sector where our 14% return outpaced the 10% gain of the benchmark. Our strongest contributor in the sector was LPL Financial Holding Inc., up 33%, an independent broker dealer that provides financial planning and brokerage services to consumers. The company continues to benefit from the secular trend of advisors moving away from wirehouses toward independent models. Investment over the last few years in technology and compliance has led to an acceleration of organic growth and asset gathering in 2019. New offerings for advisors are helping with recruiting and also improving the economics of assets under administration while driving increased returns on capital. Additionally, sensitivity of earnings to interest rates has been greatly reduced with management fixing a portion of its cash deposits, thus allowing investors to focus more on organic growth. The financial sector also benefited from our exposure to REITs, as SITE Centers Corp., Brixmore Property Group, and Spirit Realty Capital appreciated 29%, 25%, and 30%, respectively. As concerns over economic growth and the trade war with China materialized over the last 12 months, REITs have been strong performers as investors have increasingly searched for stable and defensive companies. Furthermore, the drop in the 10-year treasury rate made REITs more attractive given their elevated yields.

While equal weight consumer discretionary, the sector was our largest detractor as our 4% loss trailed the 7% gain of the index. Online post-secondary curriculum provider 2U Inc. was our largest decliner during the fiscal year, falling 80%. Starting the year with a high multiple of sales and perceived as a software as a service business model, the company guided organic growth below expectations and we reduced the position. However, our belief that this was an isolated incident proved to be incorrect as the problems were wider and more pronounced than we thought and the company reduced guidance again. We sold our remaining position. Home furnishing retailer At Home Group, Inc. tumbled 61% after slashing earnings guidance due to margin pressures and negative comparable store sales. Extremely wet weather had an outsized impact on the sale of spring and summer related products and also slowed store traffic which hurt overall sales and left the company with bloated inventory levels. While we reduced the position, we believe that company remains one of the few retailors with significant future store expansion possibilities.

At this time, we do not believe a recession is imminent and maintain positions in cyclical stocks with idiosyncratic earning drivers. However, we do believe that the industrial sector remains depressed due to concerns over the trade war and weak global growth. If the trade war escalates further a recession is certainly possible, but on the other hand if a resolution is reached we would expect a rebound for cyclical companies as industrial supply chains would move back to a normal operating mode, including restoring depleted inventory levels throughout the channel. We are confident that our stock selection and balanced portfolio approach will continue to generate excess returns over the intermediate and long term.

The views expressed represent the opinions of Frontier Capital Management Co. LLC as of October 31, 2019, and are not intended as a forecast or guarantee of future results, and are subject to change without notice.

4

AMG Frontier Small Cap Growth Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Frontier Small Cap Growth Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Frontier Small Cap Growth Fund’s Class I shares on October 31, 2009, to a $10,000 investment made in the Russell 2000® Growth Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Frontier Small Cap Growth Fund and the Russell 2000® Growth Index for the same time periods ended October 31, 2019.

	One	Five	Ten	Since	Inception
Average Annual Total Returns[1]	Year	Years	Years	Inception	Date
AMG Frontier Small Cap Growth Fund[2,3,4,5,6]

Class N	11.83%	9.05%	—	11.69%	01/01/10

Class I	12.08%	9.34%	12.73%	8.08%	09/24/97

Class Z	12.15%	9.52%	—	12.19%	01/01/10

Russell 2000® Growth Index[7]	6.40%	8.38%	13.38%	6.06%	09/24/97†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3]  The Fund is subject to risks associated with investments in small-capitalization companies, such as erratic earnings patterns, competitive conditions, limited earnings history and a reliance on one or a limited number of products.

[4]  The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[5] Active and frequent trading of a fund may result in higher transaction costs and increased tax liability.

[6]  Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[7]  The Russell 2000® Growth Index measures the performance of the Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. Unlike the Fund, the Russell 2000® Growth Index is unmanaged, is not available for investment and does not incur expenses.

The Russell 2000® Growth Index is a trademark of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

5

AMG Frontier Small Cap Growth Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Information Technology	31.5

Health Care	19.0

Consumer Discretionary	13.7

Industrials	13.3

Materials	6.2

Financials	6.0

Real Estate	5.8

Energy	2.4

Communication Services	0.4

Short-Term Investments	5.4

Other Assets Less Liabilities	(3.7)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Ultra Clean Holdings, Inc.	3.8

Allegheny Technologies, Inc.	3.0

Dana, Inc.	3.0

Eldorado Resorts, Inc.	2.5

Natera, Inc.	2.5

Texas Capital Bancshares, Inc.	2.5

KBR, Inc.	2.1

JetBlue Airways Corp.	2.1

Quanta Services, Inc.	2.1

Benefitfocus, Inc.	2.1

Top Ten as a Group	25.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

6

AMG Frontier Small Cap Growth Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 98.3%

Communication Services - 0.4%

Cardlytics, Inc.*,1	1,574	$65,966

Consumer Discretionary - 13.7%

At Home Group, Inc.*,1	13,947	118,828

Boot Barn Holdings, Inc.*,1	5,651	198,067

Capri Holdings, Ltd. (United Kingdom)*	8,538	265,276

Carvana Co.*,1	133	10,784

Century Communities, Inc.*,1	11,405	344,089

Cooper-Standard Holdings, Inc.*	1,524	48,555

Dana, Inc.	34,044	552,534

Eldorado Resorts, Inc.*,1	10,250	458,892

Etsy, Inc.*	173	7,697

Floor & Decor Holdings, Inc., Class A*,1	5,895	270,168

LGI Homes, Inc.*	708	55,564

Stoneridge, Inc.*	6,049	186,793

Total Consumer Discretionary		2,517,247

Energy - 2.4%

GasLog, Ltd. (Monaco)	6,770	92,817

International Seaways, Inc.*	9,518	239,283

PDC Energy, Inc.*	3,374	67,311

Valaris PLC (United Kingdom)[1]	11,739	48,247

Total Energy		447,658

Financials - 6.0%

Argo Group International Holdings, Ltd. (Bermuda)	2,610	161,481

James River Group Holdings, Ltd. (Bermuda)	4,736	169,596

LPL Financial Holdings, Inc.	2,059	166,449

Texas Capital Bancshares, Inc.*	8,414	454,861

Webster Financial Corp.	3,318	146,324

Total Financials		1,098,711

Health Care - 19.0%

ABIOMED, Inc.*	675	140,117

Aerie Pharmaceuticals, Inc.*,1	9,316	206,722

Alnylam Pharmaceuticals, Inc.*,1	503	43,630

Amarin Corp. PLC, ADR (Ireland)*,1	8,478	139,209

Biohaven Pharmaceutical Holding Co., Ltd.*	1,369	62,864

BioMarin Pharmaceutical, Inc.*	829	60,691

Bluebird Bio, Inc.*,1	111	8,991

DexCom, Inc.*	896	138,199

Exact Sciences Corp.*,1	2,556	222,372

Global Blood Therapeutics, Inc.*,1	2,225	106,689

Guardant Health, Inc.*,1	104	7,228

	Shares	Value

Immunomedics, Inc.*,1	15,542	$248,672

Inspire Medical Systems, Inc.*	194	11,830

Insulet Corp.*,1	62	9,010

Karyopharm Therapeutics, Inc.*,1	26,306	307,780

Madrigal Pharmaceuticals, Inc.*,1	424	39,190

Masimo Corp.*	63	9,185

Merit Medical Systems, Inc.*	6,286	129,837

Myriad Genetics, Inc.*	5,892	198,384

NanoString Technologies, Inc.*	8,825	199,445

Natera, Inc.*	11,864	457,001

Nektar Therapeutics*,1	4,967	85,060

Novocure, Ltd. (Jersey)*	1,645	117,848

Pacira BioSciences, Inc.*	9,250	374,532

PTC Therapeutics, Inc.*,1	235	9,609

Sage Therapeutics, Inc.*,1	57	7,732

Seattle Genetics, Inc.*	720	77,328

TherapeuticsMD, Inc.*	30,957	82,346

Total Health Care		3,501,501

Industrials - 13.3%

AECOM*	5,004	200,210

American Woodmark Corp.*	1,896	188,007

Azul, S.A., ADR (Brazil)*	6,146	239,571

GMS, Inc.*	3,346	100,246

The Greenbrier Cos., Inc.	1,052	30,813

JetBlue Airways Corp.*	19,857	383,240

Knight-Swift Transportation Holdings, Inc.[1]	8,762	319,463

MasTec, Inc.*,1	1,033	65,017

Meritor, Inc.*	4,681	103,122

Mesa Air Group, Inc.*	7,529	57,371

Quanta Services, Inc.	9,106	382,907

Tutor Perini Corp.*,1	12,895	199,486

Watsco, Inc.	1,049	184,939

Total Industrials		2,454,392

Information Technology - 31.5%

Alteryx, Inc., Class A*,1	410	37,515

Anaplan, Inc.*,1	99	4,673

Appian Corp.*,1	1,051	46,917

Benefitfocus, Inc.*	16,772	381,311

Coherent, Inc.*,1	1,647	245,271

Coupa Software, Inc.*,1	335	46,059

Cypress Semiconductor Corp.	2,672	62,177

DocuSign, Inc.*	55	3,641

Euronet Worldwide, Inc.*	258	36,138

The accompanying notes are an integral part of these financial statements.

7

AMG Frontier Small Cap Growth Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Information Technology - 31.5%
(continued)

Five9, Inc.*,1	3,357	$186,347

Guidewire Software, Inc.*,1	1,422	160,316

HubSpot, Inc.*	59	9,151

KBR, Inc.	13,639	384,074

MACOM Technology Solutions Holdings, Inc.*	4,382	99,647

Medallia, Inc.*,1	7,884	229,267

Mellanox Technologies, Ltd. (Israel)*	2,229	251,208

Mitek Systems, Inc.*	2,271	21,892

MKS Instruments, Inc.	2,912	315,137

Model N, Inc.*	6,802	202,632

MongoDB, Inc.*	62	7,922

Monolithic Power Systems, Inc.	319	47,825

Nutanix, Inc., Class A*	7,900	230,838

Okta, Inc.*,1	265	28,904

Paylocity Holding Corp.*	380	38,988

Perficient, Inc.*	7,792	305,446

RealPage, Inc.*,1	3,306	200,178

Science Applications International Corp.	3,639	300,654

SolarEdge Technologies, Inc. (Israel)*,1	439	37,297

SYNNEX Corp.	2,957	348,157

Teradyne, Inc.	3,320	203,250

The Trade Desk, Inc., Class A*,1	37	7,430

Ultra Clean Holdings, Inc.*,1	33,260	710,766

Virtusa Corp.*	4,076	151,953

WEX, Inc.*	777	146,993

Wix.com, Ltd. (Israel)*	81	9,888

Zendesk, Inc.*	128	9,043

Zscaler, Inc.*	357	15,701

Zuora, Inc., Class A*,1	18,694	266,390

Total Information Technology		5,790,996

Materials - 6.2%

Allegheny Technologies, Inc.*,1	26,642	559,748

Carpenter Technology Corp.	6,181	302,993

	Shares	Value

Huntsman Corp.	9,961	$220,437

Livent Corp.*	8,337	57,192

Total Materials		1,140,370

Real Estate - 5.8%

Brixmor Property Group, Inc., REIT	12,252	269,789

Corporate Office Properties Trust, REIT	9,001	266,790

SITE Centers Corp., REIT	16,134	250,561

Spirit Realty Capital, Inc., REIT	3,854	192,083

STAG Industrial, Inc., REIT [1]	2,560	79,463

Total Real Estate		1,058,686

Total Common Stocks (Cost $16,284,826)		18,075,527

	Principal Amount

Short-Term Investments - 5.4%

Joint Repurchase Agreements - 4.2%[2]

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.720% total to be received $785,417 (collateralized by various U.S. Treasuries, 0.125% - 4.250%, 03/31/20 - 02/15/49, totaling $801,087)	$785,379	785,379

	Shares

Other Investment Companies - 1.2%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[3]	72,669	72,669

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[3]	72,669	72,669

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[3]	74,871	74,871

Total Other Investment Companies		220,209

Total Short-Term Investments (Cost $1,005,588)		1,005,588

Total Investments - 103.7% (Cost $17,290,414)		19,081,115

Other Assets, less Liabilities - (3.7)%		(688,373)

Net Assets - 100.0%		$18,392,742

*	Non-income producing security.

[1]

Some of these securities, amounting to $4,400,170 or 23.9% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.
[3]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ADR   American Depositary Receipt

REIT   Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

AMG Frontier Small Cap Growth Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$18,075,527	—	—	$18,075,527

Short-Term Investments

Joint Repurchase Agreements	—	$785,379	—	785,379

Other Investment Companies	220,209	—	—	220,209

Total Investments in Securities	$18,295,736	$785,379	—	$19,081,115

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

9

AMG Managers Emerging Opportunities Fund Portfolio Manager’s Comments (unaudited)

OVERVIEW

For the fiscal year ended October 31, 2019, the AMG Managers Emerging Opportunities Fund (the “Fund”) Class N shares returned 7.46%, outpacing both the -3.27% return for the Russell Microcap® Index (the “Microcap Index”) and the 4.90% return for the Russell 2000® Index (“2000” Index”).

During the fiscal year, Lord Abbett & Co. LLC was eliminated as a subadvisor to the Fund, with proceeds being allocated among the Fund’s remaining three subadvisors.

Next Century Growth Investors, LLC

MARKET AND PERFORMANCE REVIEW

The year ended October 31, 2019, started with a downdraft in November and December 2018 and then spent the ensuing ten months trying to dig out of that hole. In the end, the Russell Microcap® Growth Index (the “Microcap Growth Index”) finished down 6.82% for the full 12-month period. Over that period, the Next Century Growth sleeve of the Fund performed better than that, returning a positive 11.96%.

Performance during the past year was driven mainly by stocks in the financial services, healthcare, and technology sectors. Our sleeve also benefited from being completely out of the energy sector, which plummeted 50% during the period.

During the year, we continued to increase the sleeve’s position in the financial sector and finished with a double weighting relative to the benchmark. Financials provided the biggest source of alpha during the past year. We continue to favor segments of the financial services sector that are not interest rate sensitive (for example there are no banks in our sleeve) and, even if the economy were to slow further, should have little exposure to deterioration in credit performance.

In health care, the sleeve’s performance was driven by several successful investments across diagnostics, services. and medical devices. In general, returns in the healthcare sector were tougher this year than last. Business fundamentals in the group were less consistent than the prior year and valuations which expanded during most of 2018 have, on balance, contracted during 2019. For example, health care was the worst performing sector in the third quarter, and we think politics was the main issue. As Elizabeth Warren (touting “Medicare for All”) has risen in the polls, fears of significant economic upheaval in the

healthcare industry have also risen. The decline in healthcare multiples has especially impacted high growth, high valuation stocks and anything involved with medical insurance. As valuations improve, we have been doing a little buying, mindful that election jitters may persist for another year. Our sleeve ended the year about neutral weighted, but with far less biotech and more medical device and diagnostic concentration. Despite the outperformance this past year, overall valuations in this part of the portfolio are more favorable than a year ago.

Strong relative performance in the technology sector was driven by our software holdings. As multiples in the software sector expanded and businesses delivered strong fundamental results, we were in a position, for the second straight year, to be booking sizable profits for the sleeve. During the year, we sold completely out of three large software holdings due to market cap and had another holding acquired at a nice premium. While we like the fundamentals in the software area, we view the valuations as stretched and are waiting for a pullback to reinstate our overweight position.

Partially offsetting the sizable contributions from financials, health care, and technology was poor performance in the consumer sector. We attempted to adopt a more defensive posture with the sleeve’s consumer holdings and were significantly underweight consumer discretionary and overweight consumer staples. Unfortunately, our stock selection was off target and we underperformed in both areas. In general, we are having some difficulty in the current environment finding microcap companies that are capable of delivering consistent growth. Our sleeve is currently substantially underweight consumer discretionary and still overweight consumer staples, an area we hope will hold up better if the economy slows.

OUTLOOK

Despite the overall stock market hitting all-time highs, over the past four (4) months the Microcap Growth Index is down almost 8%. The Russell Microcap® Value Index (the “Microcap Value Index”) has performed much better over that period and for the past 12 months. When the future becomes cloudier, high valuation stocks tend to perform relatively poorly, and in our sleeve, multiples in the fastest growing companies have begun to decline. Concerned about such a valuation contraction, we have been reducing exposure to high valuation stocks for several months.

Looking forward, we feel the U.S. economy, while slowing from last year, remains in growth mode. That should be a good enough environment for the very capable, fast-growing companies in the sleeve.

We remain bullish on active investment management right now. Institutions are increasingly turning their equity assets over to index funds, ETFs and computer driven “quant funds” which have little understanding of the businesses underlying the stocks they buy and sell. Many large investment pools have moved 100% of their U.S. equity assets to passive strategies. We think this will lead to a very good period for active management because our information and analysis will be even more valuable in a world with fewer assets in the hands of professional investors. We are glad that was the case over the past 12 months and look forward to continuing to invest in great companies that we believe can return much better results than the average index holding.

RBC Global Asset Management (U.S.) Inc.

MARKET OVERVIEW

U.S. equity markets fell sharply in the final quarter of 2018, with a crescendo of near panic selling at year end. Both the Dow Jones Industrial Average and the S&P 500® Index recorded their worst December the returns since 1931, in the midst of the Great Depression. The selloff began with fears that U.S. Federal Reserve the (“Fed”) monetary policy tightening might be too severe, significantly slowing U.S. economic growth and increasing the risk of recession. These concerns were abetted by rising trade tensions and tariff uncertainty, ongoing domestic political dysfunction, and slowing global growth data.

Following a steep selloff in December, equity markets rebounded sharply in the first quarter of 2019. The groundwork for the rally was the public communication in January of a more accommodative monetary policy by the Fed. Equity markets continued their positive performance through June, although at a far slower pace than the first quarter’s sharp rebound. Gains were fueled by better-than-expected corporate earnings and a report of robust first quarter GDP growth of 3.1%. Weakening global economic data and rising trade tensions caused the market to give up in April’s gains and more. Growing anticipation of a third quarter Fed rate cut, combined with continued

10

AMG Managers Emerging Opportunities Fund Portfolio Manager’s Comments (continued)

strength in domestic labor markets and consumer spending, brought about a June rebound that put markets in positive territory.

Equity markets offered mixed results in the third quarter following a first half of 2019 that was one of the strongest in two decades in terms of investment performance. Rising trade tensions, geopolitical uncertainties, and slowing economic growth data dampened the positive impact of more accommodative Fed policy in the period.

Micro cap stocks, as represented by the Microcap Index, had weak returns for the year with 6 out of the 11 economic sectors posting negative returns. The energy (-35.5%), communication services (-24.5%), and materials (-16.2%) sectors were the worst performing sectors in the Microcap Index. The best performing sectors included real estate (24.8%) and utilities (24.7%). The sleeve is underweight to the energy and real estate sectors and overweight to the communication services, materials, and utilities sectors.

PERFORMANCE REVIEW

Our sleeve of the Fund outperformed the Microcap Index, the Fund’s benchmark, during the one-year time period, producing a 7.2% return compared to the -3.27% return for the Microcap Index. Favorable stock selection and sector allocation decisions contributed to returns for the period. Offsetting this somewhat was negative stock selection results within the energy and consumer discretionary sectors. The top three contributing stocks during the period were Novanta, Inc., Compass Diversified Holdings, and Community Healthcare Trust, Inc. while the top detractors were Grand Canyon Education, Inc., Callon Petroleum Company, and Greenbrier Companies, Inc.

OUTLOOK

The ongoing trade conflict between the U.S. and China has exacerbated normal concerns of investors about the sustainability of the current domestic economic expansion, given its record length in time (if not cumulative GDP growth). Uncertainty has inhibited business capital investment decisions, which have, in turn, slowed industrial activity and overall economic growth.

The Fed shifted from dovish rhetoric to action in the third quarter, lowering interest rates twice and expanding its balance sheet. Expectations are that the Fed will remain accommodative in the coming quarters, taking action as needed to offset tighter financial conditions, a global growth slowdown, and uncertain trade tension. This policy shift has provided support both to the real economy and to stock market valuations.

In the midst of a multiyear period in which growth stocks have provided superior investment performance, value stocks outperformed their growth counterparts in all capitalization segments in the third quarter. Combined with a market preference for profitable companies over loss-making companies (a relatively rare occurrence over the past several years), this shift toward value certainly benefited.

The market preference for early stage, high potential growth companies with little or no profits and stratospheric valuations appears to have significantly diminished with the poor performance of several recent initial public stock offerings (or potential offerings) of businesses with this profile. For example, the dramatic decline in the private equity valuation of WeWork, the subsequent withdrawal of its plans to go public, and the large paper losses incurred by later-stage private equity investors have all market participants reassessing the importance of businesses and business models that are actually able to make a profit. Since our investment philosophy rests on the time-tested belief that valuations in the long run reflect the earnings and cash flows that a business is able to generate, this rediscovery by the market of the importance of profits is most welcome and will be beneficial to valuations of holdings in your portfolio.

The RBC strategy focuses on neglected small and microcap companies with attractive long-term fundamentals, near-term profitability improvement potential, and low relative valuations. The strategy emphasizes market leaders with proven products or services, sustainable competitive advantages, solid balance sheets, and attractive cash flows. While sector weightings are a result of bottom-up research and stock selection, the sleeve remains positioned for economic recovery with overweights to the economically sensitive industrials, consumer discretionary, and materials sectors. We believe relative downside protection is provided by the superior return on equity and balance sheet profile of the sleeve compared to the Microcap Index and the market leadership positions of most companies held in the sleeve.

WEDGE Capital Management LLP

MARKET OVERVIEW

China trading fears, Brexit uncertainty, Saudi oil facility attacks, and the potential impeachment of a U.S. president dominated the headlines during the year. Despite all these concerns, we have now entered the longest and slowest U.S. expansion in history. Absolute yields on U.S. bonds continue to be depressed but remain positive—a sharp distinction from other countries that currently have over $14 trillion in negative yielding bonds. Denmark became the first country to announce a mortgage rate of -0.5%. Effectively, homebuyers in Denmark are being paid to take out a 10-year mortgage. Without question, we are in an unprecedented time. With the Fed’s recent simulative posture, the yield curve has now transitioned from inverted to more normal.

It is clear that global growth has slowed over the past year; however, it is possible that a bottoming is occurring. The uncertainty around trade, especially with China, is weighing heavily on the markets and is often causing daily swings. Beyond trade, geopolitical risks continue including situations in Iran, Saudi Arabia, Turkey, and Hong Kong and could disrupt markets in the near term. The Fed is accommodating, though continued low inflation and favorable historic employment data suggest their moves will likely be measured from here. Representing 17% of global gross domestic product (GDP), the U.S. typically leads global recession, not the opposite. In this cycle, the U.S. economy has shown amazing resiliency in the face of a global economic slowdown. In our opinion, recession probability has risen but remains muted in the short-term. In the near-term, political issues at home, including a possible presidential impeachment and a presidential election a year hence, could cause short-term volatility in markets.

PERFORMANCE AND ATTRIBUTION ANALYSIS

During the 12-month period ending October 31, 2019, the WEDGE sleeve of the Fund returned 0.27% compared to the Microcap Value Index return of -0.91%. During the year, technology (25.5%), utilities (14.0%) and finance (8.2%), specifically REITs (23.2%) and insurance (28%) were the best performing sectors in the Microcap Value Index. Energy (-47.1%), telecom (-41.8%), and basic materials (-26.6%) were the worst performing segments. Stock selection during the year was positive as selections in the health sector, basic materials, and consumer services added value while selections in technology and finance detracted.

11

AMG Managers Emerging Opportunities Fund Portfolio Manager’s Comments (continued)

POSITIONING AND OUTLOOK

We largely maintain a sector-neutral position to our internal benchmark with limited exceptions. We want the majority of our added value to be in stock selection not sector rotation. We believe the sleeve is well diversified with portfolio risk in line with the benchmark. Turnover within the Wedge sleeve continues to be between 50% and 75%. We will remain focused on searching for high-quality companies, with earnings growth potential, that may be temporarily out of favor.

This commentary reflects the viewpoints of the portfolio managers: Lord, Abbett & Co. LLC, Next Century Growth Investors, LLC, RBC Global Asset

Management (U.S.) Inc. and WEDGE Capital Management L.L.P. as of October 31, 2019, and is not intended as a forecast or guarantee of future results. Each commentary references how the subadvisor manages its respective sleeve of the AMG Managers Emerging Opportunities Fund.

12

AMG Managers Emerging Opportunities Fund Portfolio Manager’s Comments (continued)

CUMULATIVE TOTAL RETURN PERFORMANCE

AMG Managers Emerging Opportunities Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all dividends and distributions were reinvested. This graph compares a hypothetical $10,000 investment made in the AMG Managers Emerging Opportunities Fund’s Class N shares on October 31, 2009, to a $10,000 investment made in the Russell Microcap® Index and the Russell 2000® Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns for the AMG Managers Emerging Opportunities Fund, the Russell Microcap® Index and the Russell 2000® Index for the same time periods ended October 31, 2019.

Average Annual Total Returns[1]	One Year	Five Years	Ten Years	Since Inception	Inception Date
AMG Managers Emerging Opportunities Fund2, [3,4,5,6,7]

Class N	7.46%	9.50%	14.19%	12.72%	06/30/94

Class I	7.72%	9.77%	—	15.74%	10/01/11

Russell Microcap® Index[8]	(3.27%)	5.40%	11.16%	6.24%	06/01/05

Russell 2000® Index[9]	4.90%	7.37%	12.27%	9.13%	06/30/94	†

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Investors should carefully consider the Fund’s investment objectives, risks, charges and expenses before investing. For performance information through the most recent month end, current net asset values per share for the Fund and other information, please call 800.548.4539 or visit our website at amgfunds.com for a free prospectus. Read it carefully before investing or sending money.

Distributed by AMG Distributors, Inc., member FINRA/SIPC.

†	Date reflects the inception date of the Fund, not the index.

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are annualized. The listed returns on the Fund are net of expenses and based on the published NAV as of October 31, 2019. All returns are in U.S. dollars ($).

[2] From time to time, the Fund’s advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.

[3] The Fund is subject to the special risks associated with investments in micro-cap companies, such as relatively short earnings history, competitive conditions, less publicly available corporate information, and reliance on a limited number of products.

[4] Investing in initial public offerings (IPOs) is risky and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of companies that have been publicly traded for a longer period of time. Stocks purchased in IPOs generally do not have a trading history, and information about the companies may be available for very limited periods.

[5] Companies that are in similar businesses may be similarly affected by particular economic or market events; to the extent the Fund has substantial holdings within a particular sector, the risks associated with that sector increase.

[6] The Fund invests in growth stocks, which may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits. Growth stocks may underperform value stocks during given periods.

[7] The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

[8] The Russell Microcap® Index tracks the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market and is represented by the smallest 1,000 securities in the small-cap Russell 2000® Index plus the next 1,000 securities. Unlike the Fund, the Russell Microcap® Index is unmanaged, is not available for investment, and does not incur expenses.

[9] The Russell 2000® Index is composed of the 2,000 smallest stocks in the Russell 3000® Index and is widely regarded in the industry as the premier measure of small-cap stock performance. Unlike the Fund, the Russell 2000® Index is unmanaged, is not available for investment, and does not incur expenses.

The Russell Indices are trademarks of the London Stock Exchange Group companies.

Not FDIC insured, nor bank guaranteed. May lose value.

13

AMG Managers Emerging Opportunities Fund Fund Snapshots (unaudited) October 31, 2019

PORTFOLIO BREAKDOWN

Sector	% of Net Assets

Financials	22.3

Industrials	17.8

Health Care	15.8

Information Technology	12.2

Consumer Discretionary	9.9

Energy	3.6

Materials	3.4

Consumer Staples	3.2

Real Estate	3.2

Communication Services	2.8

Utilities	0.8

Exchange Traded Funds	0.2

Short-Term Investments	6.7

Other Assets Less Liabilities	(1.9)

TOP TEN HOLDINGS

Security Name	% of Net Assets

Model N, Inc.	1.8

Compass Diversified Holdings, MLP	1.8

Patrick Industries, Inc.	1.8

Ducommun, Inc.	1.7

Columbus McKinnon Corp.	1.7

Alphatec Holdings, Inc.	1.3

ACCO Brands Corp.	1.2

Palomar Holdings, Inc.	1.2

Goosehead Insurance, Inc., Class A	1.1

Novanta, Inc.	1.1

Top Ten as a Group	14.7

Because a fund’s strategy may result in multiple investments in particular sectors of the economy, its performance may depend on the performance of those sectors and may fluctuate more widely than investments diversified across more sectors. For additional information on these and other risk considerations, please see the Fund’s prospectus.

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security. Specific securities mentioned in this report may have been sold from the Fund’s portfolio of investments by the time you receive this report.

14

AMG Managers Emerging Opportunities Fund Schedule of Portfolio Investments October 31, 2019

	Shares	Value

Common Stocks - 95.0%

Communication Services - 2.8%

Bandwidth, Inc., Class A*	3,291	$184,790

Entravision Communications Corp., Class A	109,486	310,940

Glu Mobile, Inc.*,1	88,570	525,220

Gray Television, Inc.*,1	98,650	1,618,846

QuinStreet, Inc.*	16,742	214,800

Salem Media Group, Inc.	32,361	48,865

TechTarget, Inc.*	72,619	1,771,904

Total Communication Services		4,675,365

Consumer Discretionary - 9.9%

Vera Bradley Inc. *	32,853	353,498

Aspen Group, Inc.*	102,380	639,875

Barnes & Noble Education, Inc.*	30,527	125,466

Century Casinos, Inc.*	42,175	311,673

The Container Store Group, Inc.*	25,134	106,065

Culp, Inc.	19,620	303,521

Delta Apparel, Inc.*	61,641	1,537,943

Destination XL Group, Inc.*	176,806	256,369

Everi Holdings, Inc.*,1	70,084	705,045

Grand Canyon Education, Inc.*	18,390	1,691,144

Hamilton Beach Brands Holding Co., Class A	42,495	792,532

Haverty Furniture Cos., Inc.	24,525	444,884

Johnson Outdoors, Inc., Class A	4,881	285,783

Lakeland Industries, Inc.*	22,410	247,631

Malibu Boats, Inc., Class A*	44,723	1,458,864

Marine Products Corp.	21,989	295,092

MasterCraft Boat Holdings, Inc.*	11,590	182,543

Monarch Casino & Resort, Inc.*	12,630	545,490

Points International, Ltd. (Canada)*	45,102	491,612

Rocky Brands, Inc.	12,907	358,944

Ruth’s Hospitality Group, Inc.	40,369	830,794

Shiloh Industries, Inc.*	8,043	29,116

Shoe Carnival, Inc.	10,228	339,467

Stoneridge, Inc.*	40,320	1,245,082

Tilly’s, Inc., Class A	22,290	228,695

Universal Electronics, Inc.*	35,170	1,833,060

ZAGG, Inc.*,1	151,398	1,115,803

Total Consumer Discretionary		16,755,991

Consumer Staples - 3.2%

Calavo Growers, Inc.[1]	9,021	782,391

John B Sanfilippo & Son, Inc.	10,200	1,082,424

Lifevantage Corp.*	52,176	707,507

	Shares	Value

Limoneira Co.[1]	59,889	$1,133,100

Natural Grocers by Vitamin Cottage, Inc.*	62,651	549,449

RiceBran Technologies*	126,311	366,302

SunOpta, Inc. (Canada)*	152,555	291,380

Turning Point Brands, Inc.[1]	13,202	275,526

Veru, Inc.*	92,053	180,424

Total Consumer Staples		5,368,503

Energy - 3.6%

Aspen Aerogels, Inc.*	153,662	895,849

Callon Petroleum Co.*,1	77,350	293,930

Dawson Geophysical Co.*	127,115	305,076

DMC Global, Inc.[1]	12,791	572,269

Era Group, Inc.*	76,442	739,194

Evolution Petroleum Corp.	77,686	436,595

Exterran Corp.*	25,794	326,810

Matrix Service Co.*	16,775	314,699

North American Construction Group, Ltd. (Canada)	59,291	684,811

Par Pacific Holdings Inc.*	24,150	546,998

Precision Drilling Corp. (Canada)*	616,595	647,425

Profire Energy, Inc.*	129,426	227,790

Ring Energy, Inc.*	31,536	52,350

TransGlobe Energy Corp. (Canada)	61,233	71,030

Total Energy		6,114,826

Financials - 22.3%

AMERISAFE, Inc.	25,710	1,633,356

Arrow Financial Corp.	16,203	569,049

Ashford, Inc.*	399	9,540

The Bancorp, Inc.*	65,794	717,155

Bridgewater Bancshares, Inc.*	42,290	532,431

Capital City Bank Group, Inc.	7,816	222,365

Carolina Financial Corp.	8,700	330,165

Civista Bancshares, Inc.	15,943	358,399

CNB Financial Corp.	11,220	350,849

Compass Diversified Holdings, MLP	145,462	3,003,790

Cowen, Inc., Class A*,1	38,767	580,342

eHealth, Inc.*,1	13,271	916,230

Elevate Credit, Inc.*	37,979	155,334

Ellington Financial, Inc.	37,690	694,250

EZCORP, Inc.*,1	40,407	212,541

Farmers National Banc Corp.	12,109	180,666

FedNat Holding Co.	22,412	321,612

Fidus Investment Corp.	44,773	660,402

The accompanying notes are an integral part of these financial statements.

15

AMG Managers Emerging Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Financials - 22.3% (continued)

Financial Institutions, Inc.	25,294	$794,990

First Bancorp	29,180	1,101,545

First Business Financial Services, Inc.	7,605	184,954

First Community Bancshares, Inc.	19,806	630,425

First Defiance Financial Corp.	36,264	1,121,283

First Financial Corp.	16,234	712,186

First Savings Financial Group, Inc.	2,756	170,707

German American Bancorp, Inc.	34,835	1,151,297

Goosehead Insurance, Inc., Class A1	37,607	1,924,726

Hallmark Financial Services, Inc.*	72,067	1,284,234

Heritage Financial Corp.	27,937	769,106

Heritage Insurance Holdings, Inc.	38,889	518,002

Independent Bank Corp.	23,576	530,696

Kinsale Capital Group, Inc.	16,351	1,728,628

Macatawa Bank Corp.	20,889	218,395

Marlin Business Services Corp.	15,852	376,326

Mercantile Bank Corp.	52,130	1,835,497

Metropolitan Bank Holding Corp.*	7,980	342,661

MidWestOne Financial Group, Inc.	16,130	525,757

Northeast Bank	18,820	402,936

Northrim BanCorp, Inc.	36,518	1,422,376

OFS Capital Corp.	31,195	371,532

Old Second Bancorp, Inc.	49,426	596,572

Pacific Premier Bancorp, Inc.	19,077	643,944

Palomar Holdings, Inc.*	43,703	1,973,190

Preferred Bank[1]	26,850	1,431,374

Regional Management Corp.*	31,011	897,148

Riverview Bancorp, Inc.	21,243	152,737

Southern Missouri Bancorp, Inc.	10,953	398,799

Territorial Bancorp, Inc.	6,163	182,178

United Community Financial Corp.	79,646	907,168

Unity Bancorp, Inc.	9,043	197,499

Waterstone Financial, Inc.	38,866	724,074

Total Financials		37,671,418

Health Care - 15.8%

Alphatec Holdings, Inc.*	321,533	2,212,147

BioSpecifics Technologies Corp.*	13,779	667,317

CareDx, Inc.*,1	44,447	1,164,956

Champions Oncology, Inc.*	17,649	92,304

Computer Programs & Systems, Inc.	18,351	423,358

CRH Medical Corp. (Canada)*	51,839	156,295

Cross Country Healthcare, Inc.*	63,221	683,419

	Shares	Value

CryoLife, Inc.*	22,236	$499,198

CryoPort, Inc.*,1	25,509	357,891

Cutera, Inc.*	16,662	524,853

Exagen, Inc.*,1	33,865	510,007

Harrow Health, Inc.*,1	76,111	380,555

Harvard Bioscience, Inc.*	174,052	487,346

InfuSystem Holdings, Inc.*	48,573	336,611

Inspire Medical Systems, Inc.*	17,031	1,038,550

The Joint Corp.*	96,029	1,831,273

Lantheus Holdings, Inc.*	13,812	287,980

LeMaitre Vascular, Inc.[1]	12,064	417,414

Opiant Pharmaceuticals, Inc.*	12,067	184,142

OrthoPediatrics Corp.*,1	42,569	1,646,569

Osmotica Pharmaceuticals PLC (Ireland)*,1	53,673	237,771

Pro-Dex, Inc.*	10,347	138,133

Quanterix Corp.*	21,626	450,902

Recro Pharma, Inc.*	70,069	1,104,988

SeaSpine Holdings Corp.*	36,826	509,672

Semler Scientific, Inc.*	8,339	391,933

SI-BONE, Inc.*,1	94,124	1,567,165

Silk Road Medical, Inc.*,1	20,597	682,173

Simulations Plus, Inc.	23,303	825,159

Surmodics, Inc.*	17,040	809,570

Tactile Systems Technology, Inc.*,1	32,676	1,484,144

TransMedics Group, Inc.*,1	16,310	292,601

US Physical Therapy, Inc.	2,600	367,822

Utah Medical Products, Inc.	7,918	811,358

Veracyte, Inc.*	18,689	428,539

Vericel Corp.*,1	99,259	1,575,240

Zynex, Inc.[1]	119,799	1,106,943

Total Health Care		26,686,298

Industrials - 17.8%

ACCO Brands Corp.	221,773	2,029,223

Air Transport Services Group, Inc.*	5,700	119,187

Allied Motion Technologies, Inc.	14,842	561,918

Armstrong Flooring, Inc.*	69,006	423,697

Barrett Business Services, Inc.	11,040	968,539

Blue Bird Corp.*	16,580	323,973

Casella Waste Systems, Inc., Class A*	15,747	686,412

CBIZ, Inc.*	26,450	723,936

Columbus McKinnon Corp.	75,950	2,849,644

Covenant Transportation Group, Inc., Class A*	20,669	317,683

CPI Aerostructures, Inc.*	22,278	173,546

The accompanying notes are an integral part of these financial statements.

16

AMG Managers Emerging Opportunities Fund Schedule of Portfolio Investments (continued)

	Shares	Value

Industrials - 17.8% (continued)

CRA International, Inc.	16,377	$806,567

Ducommun, Inc.*	59,316	2,940,887

Ennis, Inc.	49,861	976,777

Graham Corp.	32,151	728,542

The Greenbrier Cos., Inc.	31,033	908,957

Heidrick & Struggles International, Inc.	17,859	508,267

Heritage-Crystal Clean, Inc.*	20,647	547,971

Insteel Industries, Inc.	17,480	333,344

Kornit Digital, Ltd. (Israel)*	44,167	1,501,236

LB Foster Co., Class A*	6,801	123,778

LiqTech International, Inc. (Denmark)*,1	64,242	465,112

Manitex International, Inc.*	21,367	118,801

Marten Transport, Ltd.	19,663	425,901

Mistras Group, Inc.*	22,163	343,526

NN, Inc.	26,840	193,785

Northwest Pipe Co.*	6,501	198,280

NV5 Global, Inc.*,1	17,520	1,268,974

Patrick Industries, Inc.*,1	59,697	2,949,629

PGT Innovations, Inc.*	16,490	291,213

Radiant Logistics, Inc.*	111,421	600,559

Spartan Motors, Inc.	47,488	829,615

Sterling Construction Co., Inc.*	32,794	532,739

Titan Machinery, Inc.*	33,106	549,560

Transcat, Inc.*	15,967	500,406

Universal Logistics Holdings, Inc.	23,968	451,917

Vectrus, Inc.*	19,554	893,813

Willdan Group, Inc.*,1	32,291	978,417

Total Industrials		30,146,331

Information Technology - 12.2%

Airgain, Inc.*	35,319	401,577

American Software, Inc., Class A	30,407	492,897

AstroNova, Inc.	20,762	329,285

AXT, Inc.*	61,840	192,941

Bel Fuse, Inc., Class B	29,075	427,693

Comtech Telecommunications Corp.	17,177	600,336

CyberOptics Corp.*	8,565	157,425

DSP Group, Inc.*	27,210	405,701

The Hackett Group, Inc.	43,595	737,191

Information Services Group, Inc.*	68,564	148,098

International Money Express, Inc.*	119,412	1,829,392

Mitek Systems, Inc.*	104,150	1,004,006

Model N, Inc.*	101,160	3,013,556

	Shares	Value

Napco Security Technologies, Inc.*,1	35,486	$1,077,355

Novanta, Inc.*	21,490	1,913,685

Paysign, Inc.*,1	82,541	889,792

PC Connection, Inc.	30,088	1,469,498

PC-Tel, Inc.	28,765	205,670

Sapiens International Corp. NV (Israel)	58,251	1,230,844

TESSCO Technologies, Inc.	17,931	238,303

TransAct Technologies, Inc.	9,780	120,881

Tufin Software Technologies, Ltd. (Israel)*,1	12,553	214,280

Tyler Technologies, Inc.*	3,370	904,912

Unisys Corp.*	40,268	413,150

Vishay Precision Group, Inc.*	49,730	1,693,307

Zix Corp.*	67,963	449,235

Total Information Technology		20,561,010

Materials - 3.4%

FutureFuel Corp.	39,620	488,515

Haynes International, Inc.	5,208	179,468

Koppers Holdings, Inc.*	30,915	992,371

Myers Industries, Inc.	55,007	931,269

OMNOVA Solutions, Inc.*	80,057	809,376

UFP Technologies, Inc.*	21,451	892,576

Universal Stainless & Alloy Products, Inc.*,1	112,110	1,504,516

Total Materials		5,798,091

Real Estate - 3.2%

Braemar Hotels & Resorts, Inc., REIT	85,018	784,716

Cedar Realty Trust, Inc., REIT	126,253	421,685

Clipper Realty, Inc., REIT	30,140	290,550

Community Healthcare Trust, Inc., REIT	32,060	1,552,345

Consolidated-Tomoka Land Co.	11,348	725,931

Plymouth Industrial REIT, Inc.	20,953	395,173

Sotherly Hotels, Inc., REIT	25,865	166,571

UMH Properties, Inc., REIT	68,390	1,021,063

Total Real Estate		5,358,034

Utilities - 0.8%

Atlantic Power Corp.*	69,833	162,711

Unitil Corp.	19,420	1,209,283

Total Utilities		1,371,994

Total Common Stocks (Cost $122,990,318)		160,507,861

Exchange Traded Funds - 0.2%

SPDR S&P Regional Banking ETF[1] (Cost $344,175)	6,550	353,045

The accompanying notes are an integral part of these financial statements.

17

AMG Managers Emerging Opportunities Fund Schedule of Portfolio Investments (continued)

	Principal Amount	Value

Short-Term Investments - 6.7%

Joint Repurchase Agreements - 2.3%[2]

Cantor Fitzgerald Securities, Inc., dated 10/31/19, due 11/01/19, 1.750% total to be received $1,000,049 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.000%, 11/25/19 - 10/20/68, totaling $1,020,041)	$1,000,000	$1,000,000

Citigroup Global Markets, Inc., dated 10/31/19, due 11/01/19, 1.740% total to be received $1,000,048 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 2.500% - 8.000%, 12/01/20 - 01/01/59, totaling $1,020,000)	1,000,000	1,000,000

Industrial and Commercial Bank of China Financial Services LLC, dated 10/31/19, due 11/01/19, 1.750% total to be received $939,892 (collateralized by various U.S. Government Agency Obligations and U.S. Treasuries, 0.000% - 9.500%, 12/24/19 - 10/01/49, totaling $958,643)	939,846	939,846

MUFG Securities America, Inc., dated 10/31/19, due 11/01/19, 1.730% total to be received $1,000,048 (collateralized by various U.S. Government Agency Obligations, 3.203% - 4.447%, 12/01/25 - 10/01/49, totaling $1,020,000)	1,000,000	1,000,000

Total Joint Repurchase Agreements		3,939,846

	Shares	Value

Other Investment Companies - 4.4%

Dreyfus Government Cash Management Fund, Institutional Shares, 1.73%[3]	6,936,299	$6,936,299

Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 1.77%[3]	202,193	202,193

JPMorgan U.S. Government Money Market Fund, IM Shares, 1.75%[3]	208,320	208,320

Total Other Investment Companies		7,346,812

Total Short-Term Investments (Cost $11,286,658)		11,286,658

Total Investments - 101.9% (Cost $134,621,151)		172,147,564

Other Assets, less Liabilities - (1.9)%		(3,204,401)

Net Assets - 100.0%		$168,943,163

*	Non-income producing security.

[1]

Some of these securities, amounting to $21,076,086 or 12.5% of net assets, were out on loan to various borrowers and are collateralized by cash and various U.S. Treasury Obligations. See Note 4 of Notes to Financial Statements.

[2]	Cash collateral received for securities lending activity was invested in these joint repurchase agreements.

[3]	Yield shown represents the October 31, 2019, seven day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.

ETF	Exchange Traded Fund

MLP	Master Limited Partnership

REIT	Real Estate Investment Trust

S&P	Standard & Poor’s

SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

18

AMG Managers Emerging Opportunities Fund Schedule of Portfolio Investments (continued)

The following table summarizes the inputs used to value the Fund’s investments by the fair value hierarchy levels as of October 31, 2019:

	Level 1	Level 2	Level 3	Total
Investments in Securities

Common Stocks†	$160,507,861	—	—	$160,507,861

Exchange Traded Funds	353,045	—	—	353,045

Short-Term Investments

Joint Repurchase Agreements	—	$3,939,846	—	3,939,846

Other Investment Companies	7,346,812	—	—	7,346,812

Total Investments in Securities	$168,207,718	$3,939,846	—	$172,147,564

†	All common stocks held in the Fund are Level 1 securities. For a detailed breakout of common stocks by major industry classification, please refer to the Fund’s Schedule of Portfolio Investments.

For the fiscal year ended October 31, 2019, there were no transfers in or out of Level 3.

The accompanying notes are an integral part of these financial statements.

19

Statement of Assets and Liabilities October 31, 2019

	AMG Frontier Small Cap Growth Fund	AMG Managers Emerging Opportunities Fund

Assets:

Investments at value[1] (including securities on loan valued at $4,400,170, and $21,076,086, respectively)	$19,081,115	$172,147,564

Receivable for investments sold	394,216	1,416,435

Dividend, interest and other receivables	2,407	72,310

Receivable for Fund shares sold	200	1,252

Receivable from affiliate	3,189	6,948

Prepaid expenses and other assets	12,394	17,190

Total assets	19,493,521	173,661,699

Liabilities:

Payable upon return of securities loaned	785,379	3,939,846

Payable for investments purchased	263,551	538,566

Payable for Fund shares repurchased	15	31,299

Accrued expenses:

Investment advisory and management fees	10,708	103,005

Administrative fees	2,294	20,879

Distribution fees	66	—

Shareholder service fees	633	28,574

Other	38,133	56,367

Total liabilities	1,100,779	4,718,536

Net Assets	$18,392,742	$168,943,163

[1] Investments at cost	$17,290,414	$134,621,151

The accompanying notes are an integral part of these financial statements.

20

Statement of Assets and Liabilities (continued)

	AMG Frontier Small Cap Growth Fund	AMG Managers Emerging Opportunities Fund

Net Assets Represent:

Paid-in capital	$15,959,157	$119,258,468

Total distributable earnings	2,433,585	49,684,695

Net Assets	$18,392,742	$168,943,163

Class N:

Net Assets	$323,554	$138,695,283

Shares outstanding	40,312	3,347,040

Net asset value, offering and redemption price per share	$8.03	$41.44

Class I:

Net Assets	$10,873,317	$30,247,880

Shares outstanding	1,290,493	714,834

Net asset value, offering and redemption price per share	$8.43	$42.31

Class Z:

Net Assets	$7,195,871	—

Shares outstanding	822,049	—

Net asset value, offering and redemption price per share	$8.75	—

The accompanying notes are an integral part of these financial statements.

21

Statement of Operations For the fiscal year ended October 31, 2019

	AMG Frontier Small Cap Growth Fund	AMG Managers Emerging Opportunities Fund

Investment Income:

Dividend income	$86,851	$1,576,951

Securities lending income	10,444	164,377

Foreign withholding tax	—	(8,875)

Total investment income	97,295	1,732,453

Expenses:

Investment advisory and management fees	132,364	1,410,246

Administrative fees	28,364	256,591

Distribution fees - Class N	1,643	—

Shareholder servicing fees - Class N	986	354,147

Shareholder servicing fees - Class I	7,217	—

Registration fees	47,662	39,890

Custodian fees	42,045	49,988

Professional fees	27,362	37,363

Transfer agent fees	6,531	30,852

Reports to shareholders	3,278	25,086

Trustee fees and expenses	1,753	15,757

Miscellaneous	2,887	6,788

Total expenses before offsets	302,092	2,226,708

Expense reimbursements	(121,636)	(131,263)

Expense reductions	—	(38,332)

Net expenses	180,456	2,057,113

Net investment loss	(83,161)	(324,660)

Net Realized and Unrealized Gain:

Net realized gain on investments	1,661,550	14,221,292

Net change in unrealized appreciation/depreciation on investments	407,788	(1,986,484)

Net realized and unrealized gain	2,069,338	12,234,808

Net increase in net assets resulting from operations	$1,986,177	$11,910,148

The accompanying notes are an integral part of these financial statements.

22

Statements of Changes in Net Assets For the fiscal years ended October 31,

	AMG Frontier Small Cap Growth Fund		AMG Managers Emerging Opportunities Fund

	2019	2018	2019	2018

Increase in Net Assets Resulting From Operations:

Net investment loss	$(83,161)	$(88,607)	$(324,660)	$(1,095,831)

Net realized gain on investments	1,661,550	5,566,378	14,221,292	32,625,998

Net change in unrealized appreciation/depreciation on investments	407,788	(2,987,833)	(1,986,484)	(16,727,914)

Net increase in net assets resulting from operations	1,986,177	2,489,938	11,910,148	14,802,253

Distributions to Shareholders:

Class N	(137,752)	(74,443)	(26,608,055)	(16,730,534)

Class I	(3,607,157)	(2,421,844)	(4,974,384)	(2,696,048)

Class Z	(2,240,613)	(1,606,835)	—	—

Total distributions to shareholders	(5,985,522)	(4,103,122)	(31,582,439)	(19,426,582)

Capital Share Transactions:[1]

Net increase from capital share transactions	3,871,839	1,559,658	11,711,122	8,639,116

Total increase (decrease) in net assets	(127,506)	(53,526)	(7,961,169)	4,014,787

Net Assets:

Beginning of year	18,520,248	18,573,774	176,904,332	172,889,545

End of year	$18,392,742	$18,520,248	$168,943,163	$176,904,332

1 See Note 1(g) of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

23

AMG Frontier Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Year	$11.69	$13.20	$10.29	$13.57	$25.12

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.06)	(0.09)	(0.11)	(0.06)[4]	(0.12)

Net realized and unrealized gain (loss) on investments	0.45	1.58	3.07	(0.22)	0.19

Total income (loss) from investment operations	0.39	1.49	2.96	(0.28)	0.07

Less Distributions to Shareholders from:

Net realized gain on investments	(4.05)	(3.00)	(0.05)	(3.00)	(11.62)

Net Asset Value, End of Year	$8.03	$11.69	$13.20	$10.29	$13.57

Total Return[3]	11.83%[5]	13.81%[5]	28.82%[5]	(3.01)%[5]	(3.06)%

Ratio of net expenses to average net assets	1.30%	1.30%	1.43%	1.55%	1.55%

Ratio of gross expenses to average net assets[6]	1.94%	1.81%	2.01%	1.95%	1.81%

Ratio of net investment loss to average net assets[3]	(0.79)%	(0.76)%	(0.93)%	(0.58)%	(0.76)%

Portfolio turnover	226%	233%	99%	70%	99%

Net assets end of year (000’s) omitted	$324	$553	$210	$147	$179

24

AMG Frontier Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Year	$12.02	$13.46	$10.46	$13.76	$25.40

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.04)	(0.06)	(0.08)	(0.03)[4]	(0.08)

Net realized and unrealized gain (loss) on investments	0.50	1.62	3.13	(0.23)	0.20

Total income (loss) from investment operations	0.46	1.56	3.05	(0.26)	0.12

Less Distributions to Shareholders from:

Net realized gain on investments	(4.05)	(3.00)	(0.05)	(3.04)	(11.76)

Net Asset Value, End of Year	$8.43	$12.02	$13.46	$10.46	$13.76

Total Return[3]	12.08%[5]	14.12%[5]	29.22%[5]	(2.77)%[5]	(2.78)%

Ratio of net expenses to average net assets	0.96%	1.01%	1.15%	1.29%	1.28%

Ratio of gross expenses to average net assets[6]	1.60%	1.52%	1.73%	1.69%	1.55%

Ratio of net investment loss to average net assets[3]	(0.45)%	(0.46)%	(0.65)%	(0.32)%	(0.51)%

Portfolio turnover	226%	233%	99%	70%	99%

Net assets end of year (000’s) omitted	$10,873	$11,549	$11,009	$9,570	$12,671

25

AMG Frontier Small Cap Growth Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class Z	2019	2018	2017	2016[1]	2015

Net Asset Value, Beginning of Year	$12.31	$13.70	$10.63	$13.95	$25.69

Income (loss) from Investment Operations:

Net investment loss[2,3]	(0.03)	(0.05)	(0.06)	(0.01)[4]	(0.05)

Net realized and unrealized gain (loss) on investments	0.52	1.66	3.18	(0.22)	0.21

Total income (loss) from investment operations	0.49	1.61	3.12	(0.23)	0.16

Less Distributions to Shareholders from:

Net realized gain on investments	(4.05)	(3.00)	(0.05)	(3.09)	(11.90)

Net Asset Value, End of Year	$8.75	$12.31	$13.70	$10.63	$13.95

Total Return[3]	12.15%[5]	14.26%[5]	29.42%[5]	(2.53)%[5]	(2.55)%

Ratio of net expenses to average net assets	0.90%	0.90%	1.00%	1.05%	1.05%

Ratio of gross expenses to average net assets[6]	1.54%	1.41%	1.58%	1.44%	1.32%

Ratio of net investment loss to average net assets[3]	(0.39)%	(0.36)%	(0.50)%	(0.10)%	(0.28)%

Portfolio turnover	226%	233%	99%	70%	99%

Net assets end of year (000’s) omitted	$7,196	$6,418	$7,354	$9,114	$16,366

[1]	Effective October 1, 2016, the Investor Class, Service Class and Institutional Class were renamed Class N, Class I and Class Z, respectively.

[2]	Per share numbers have been calculated using average shares.

[3]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[4]	Includes non-recurring dividends. Without these dividends, net investment income per share would have been $(0.09), $(0.06), and $(0.04) for Class N, Class I, and Class Z shares, respectively.

[5]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[6]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

26

AMG Managers Emerging Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class N	2019	2018	2017[1]	2016[2]	2015

Net Asset Value, Beginning of Year	$48.48	$50.06	$37.09	$40.76	$47.11

Income (loss) from Investment Operations:

Net investment loss[3,4]	(0.09)	(0.32)	(0.27)[5]	(0.17)[6]	(0.24)[7]

Net realized and unrealized gain (loss) on investments	1.70	4.45	13.38	1.02	(0.79)

Total income (loss) from investment operations	1.61	4.13	13.11	0.85	(1.03)

Less Distributions to Shareholders from:

Net investment income	—	—	—	—	—

Net realized gain on investments	(8.65)	(5.71)	(0.14)	(4.52)	(5.32)

Total distributions to shareholders	(8.65)	(5.71)	(0.14)	(4.52)	(5.32)

Net Asset Value, End of Year	$41.44	$48.48	$50.06	$37.09	$40.76

Total Return[4,8]	7.46%	8.82%	35.43%	2.50%	(3.01)%

Ratio of net expenses to average net assets[9]	1.24%	1.41%	1.42%	1.41%	1.42%

Ratio of gross expenses to average net assets[10]	1.34%	1.50%	1.51%	1.62%	1.61%

Ratio of net investment loss to average net assets[4]	(0.23)%	(0.63)%	(0.62)%	(0.47)%	(0.55)%

Portfolio turnover	79%	55%	58%	72%	89%

Net assets end of year (000’s) omitted	$138,695	$148,419	$148,915	$124,045	$145,980

27

AMG Managers Emerging Opportunities Fund Financial Highlights For a share outstanding throughout each fiscal year

	For the fiscal year ended October 31,

Class I	2019	2018	2017	2016[2]	2015

Net Asset Value, Beginning of Year	$49.19	$50.60	$37.40	$41.05	$47.32

Income (loss) from Investment Operations:

Net investment income (loss)[3,4]	0.01	(0.20)	(0.16)[5]	(0.08)[6]	(0.13)[7]

Net realized and unrealized gain (loss) on investments	1.76	4.50	13.51	1.02	(0.80)

Total income (loss) from investment operations	1.77	4.30	13.35	0.94	(0.93)

Less Distributions to Shareholders from:

Net investment income	—	—	—	(0.04)	—

Net realized gain on investments	(8.65)	(5.71)	(0.15)	(4.55)	(5.34)

Total distributions to shareholders	(8.65)	(5.71)	(0.15)	(4.59)	(5.34)

Net Asset Value, End of Year	$42.31	$49.19	$50.60	$37.40	$41.05

Total Return[4,8]	7.72%	9.09%	35.80%	2.73%	(2.76)%

Ratio of net expenses to average net assets[9]	0.99%	1.16%	1.17%	1.16%	1.17%

Ratio of gross expenses to average net assets[10]	1.09%	1.25%	1.26%	1.37%	1.36%

Ratio of net investment income (loss) to average net assets[4]	0.02%	(0.38)%	(0.37)%	(0.22)%	(0.30)%

Portfolio turnover	79%	55%	58%	72%	89%

Net assets end of year (000’s) omitted	$30,248	$28,485	$23,974	$25,127	$31,111

[1]	Effective February 27, 2017, Class S was renamed Class N.

[2]	Effective October 1, 2016, the Service Class and Institutional Class were renamed Class S and Class I, respectively.

[3]	Per share numbers have been calculated using average shares.

[4]	Total returns and net investment income (loss) would have been lower had certain expenses not been offset.

[5]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.34) and $(0.23) for Class N, and Class I, respectively.

[6]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.24) and $(0.15) for Class N and Class I shares, respectively.

[7]	Includes non-recurring dividends. Without these dividends, net investment loss per share would have been $(0.30) and $(0.19) for Class N and Class I shares, respectively.

[8]	The total return is calculated using the published Net Asset Value as of fiscal year end.

[9]	Includes reduction from broker recapture amounting to 0.02%, 0.02%, 0.01% and 0.02% for the fiscal years ended 2019, 2018, 2017 and 2016, respectively.

[10]

Excludes the impact of expense reimbursement or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest, taxes, and extraordinary expenses. (See Note 1(c) and 2 in the Notes to Financial Statements.)

28

Notes to Financial Statements October 31, 2019

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

AMG Funds I (the “Trust”) is an open-end management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust consists of a number of different funds, each having distinct investment management objectives, strategies, risks, and policies. Included in this report are the AMG Frontier Small Cap Growth Fund (“Small Cap”) and AMG Managers Emerging Opportunities Fund (“Emerging Opportunities”), each a “Fund” and collectively, the “Funds”.

Each Fund offers different classes of shares. Both Funds offer Class N and Class I shares, and Small Cap offers Class Z shares. Each class represents an interest in the same assets of the respective Fund. Although all share classes generally have identical voting rights, each share class votes separately when required by law. Different share classes may have different net asset values per share to the extent the share classes pay different distribution amounts and/or the expenses of such share classes differ. Each share class has its own expense structure. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including accounting and reporting guidance pursuant to Accounting Standards Codification Topic 946 applicable to investment companies. U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. VALUATION OF INVESTMENTS

Equity securities traded on a national securities exchange or reported on the NASDAQ national market system (“NMS”) are valued at the last quoted sales price on the primary exchange or, if applicable, the NASDAQ official closing price or the official closing price of the relevant exchange or, lacking any sales, at the last quoted bid price or the mean between the last quoted bid and ask prices (the “exchange mean price”). Equity securities traded in the over-the-counter market (other than NMS securities) are valued at the exchange mean price. Foreign equity securities (securities principally traded in markets other than U.S. markets) are valued at the official closing price on the primary exchange or, for markets that either do not offer an official closing price or where the official closing price may not be representative of the overall market, the last quoted sale price.

Fixed income securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, provided that the amortized cost value is approximately the same as the fair value of the security valued without the use of amortized cost. Investments in other open-end registered investment companies are valued at their end of day net asset value per share.

The Funds’ portfolio investments are generally valued based on independent market quotations or prices or, if none, “evaluative” or other market based valuations provided by third party pricing services approved by the Board of Trustees of the Trust (the “Board”). Under certain circumstances, the value of certain Fund portfolio investments may be based on an evaluation of fair value, pursuant to procedures established by and under the general supervision of the Board. The Valuation Committee, which is comprised of the Independent Trustees of the Board, and the Pricing Committee, which is comprised of representatives from AMG Funds LLC (the “Investment Manager”) are the committees appointed by the Board to make fair value determinations. Each Fund may use the fair value of a portfolio investment to calculate its net asset value (“NAV”) in the event that the market quotation, price or market based valuation for the portfolio investment is not readily available or otherwise not determinable pursuant to the Board’s valuation procedures, if the Investment Manager or the Pricing Committee believes the quotation, price or market based valuation to be unreliable, or in certain other circumstances. When determining the fair value of an investment, the Pricing Committee and, if required under the Trust’s securities valuation procedures, the Valuation Committee, seeks to determine the price that the Fund might reasonably expect to receive from current sale of that portfolio investment in an arms-length transaction. Fair value determinations shall be based upon consideration of all available facts and information, including, but not limited to (i) attributes specific to the investment; (ii) fundamental and analytical data relating to the investment; and (iii) the value of other comparable securities or relevant financial instruments, including derivative securities, traded on other markets or among dealers.

The values assigned to fair value portfolio investments are based on available information and do not necessarily represent amounts that might ultimately be realized in the future, since such amounts depend on future developments inherent in long-term investments. Because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. The Board will be presented with a quarterly report showing as of the most recent quarter end, all outstanding securities fair valued by the Funds, including a comparison with the prior quarter end and the percentage of the Funds that the security represents at each quarter end.

With respect to foreign equity securities and certain foreign fixed income securities, the Board has adopted a policy that securities held in the Funds that can be fair valued by the applicable fair value pricing service are fair valued on each business day provided that each individual price exceeds a pre-established confidence level.

U.S. GAAP defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP also establishes a framework for measuring fair value, and a three level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies)

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or

29

Notes to Financial Statements (continued)

similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs) (e.g., debt securities, government securities, foreign currency exchange contracts, swaps, foreign securities utilizing international fair value pricing, fair valued securities with observable inputs)

Level 3 – inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., fair valued securities with unobservable inputs)

Changes in inputs or methodologies used for valuing investments may result in a transfer in or out of levels within the fair value hierarchy. The inputs or methodologies used for valuing investments may not necessarily be an indication of the risk associated with investing in those investments.

b. SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. INVESTMENT INCOME AND EXPENSES

Dividend income is recorded on the ex-dividend date. Dividends from foreign securities are recorded on the ex-dividend date, and if after the fact, as soon as the Funds become aware of the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Dividend and interest income on foreign securities is recorded gross of any withholding tax. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Upon notification from issuers, distributions received from a real estate investment trust (“REIT”) may be redesignated as a reduction of cost of investments and/or realized gain. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the funds in the Trust and other trusts or funds within the AMG Funds family of mutual funds (collectively the “AMG Funds Family”) based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain fund level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of each Fund.

Emerging Opportunities had certain portfolio trades directed to various brokers under a brokerage recapture program. Credits received from the brokerage recapture program are earned and paid on a monthly basis, and are recorded as expense offsets, which serve to reduce the Fund’s overall expense ratio. For the fiscal year ended October 31, 2019, the impact on the expenses and expense ratios, if any, were as follows: Emerging Opportunities - $38,332 or 0.02%.

d. DIVIDENDS AND DISTRIBUTIONS

Fund distributions resulting from either net investment income or realized net capital gains, if any, will normally be declared and paid at least annually in December. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with federal income tax regulations, which may differ from net investment income and net realized capital gains for financial statement purposes (U.S. GAAP). Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. Temporary differences arise when certain items of income, expense and gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Permanent differences are primarily due to current year write off of net operating loss and distributions received from investments in certain partnerships. Temporary differences are primarily due to distributions received from investments in certain partnerships, wash sales deferrals, and the deferral of qualified late year losses.

The tax character of distributions paid during the fiscal years ended October 31, 2019 and October 31, 2018 were as follows:

	Small Cap		Emerging Opportunities

Distributions paid from:	2019	2018	2019	2018

Ordinary income	—	—	—	—

Short-term capital gains	$2,889,333	$970,521	$5,241,238	$4,187,086

Long-term capital gains	3,096,189	3,132,601	26,341,201	15,239,496

	$5,985,522	$4,103,122	$31,582,439	$19,426,582

As of October 31, 2019, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Small Cap	Emerging Opportunities
Undistributed long-term capital gains	$1,549,696	$14,720,688

Late-year loss deferral	80,228	283,083

30

Notes to Financial Statements (continued)

At October 31, 2019, the cost of investments and the aggregate gross unrealized appreciation and depreciation for federal income tax purposes were as follows:

Fund	Cost	Appreciation	Depreciation	Net

Small Cap	$18,116,998	$2,487,941	$(1,523,824)	$964,117

Emerging Opportunities	136,900,474	44,350,697	(9,103,607)	35,247,090

e. FEDERAL TAXES

Each Fund currently qualifies as an investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns as of October 31, 2019, and for all open tax years (generally, the three prior taxable years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, Management is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. CAPITAL LOSS CARRYOVERS AND DEFERRALS

As of October 31, 2019, the Funds had no capital loss carryovers for federal income tax purposes. Should the Funds incur net capital losses for the fiscal year ended October 31, 2020, such amounts may be used to offset future realized capital gains indefinitely, and retain their character as short-term and/or long-term.

g. CAPITAL STOCK

The Trust’s Declaration of Trust authorizes for each Fund the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date.

For the fiscal years ended October 31, 2019 and October 31, 2018, the capital stock transactions by class for the Funds were as follows:

	Small Cap				Emerging Opportunities
	October 31, 2019		October 31, 2018		October 31, 2019		October 31, 2018
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Class N:

Proceeds from sale of shares	173,601	$1,420,613	81,198	$1,027,555	127,532	$5,229,560	144,622	$7,315,263

Reinvestment of distributions	21,357	137,752	7,083	74,443	782,287	26,323,951	358,001	16,528,925

Cost of shares repurchased	(201,967)	(1,626,392)	(56,888)	(708,083)	(624,087)	(24,430,038)	(415,804)	(20,639,398)

Net increase (decrease)	(7,009)	$(68,027)	31,393	$393,915	285,732	$7,123,473	86,819	$3,204,790

Class I:

Proceeds from sale of shares	136,557	$1,114,912	381,012	$4,840,005	180,337	$7,377,241	144,567	$7,713,952

Reinvestment of distributions	531,454	3,587,315	222,143	2,394,702	139,442	4,781,458	55,932	2,614,790

Cost of shares repurchased	(338,119)	(2,973,626)	(460,240)	(5,775,001)	(183,973)	(7,571,050)	(95,234)	(4,894,416)

Net increase	329,892	$1,728,601	142,915	$1,459,706	135,806	$4,587,649	105,265	$5,434,326

Class Z:

Proceeds from sale of shares	86,958	$890,000	14,195	$169,188	—	—	—	—

Reinvestment of distributions	319,631	2,240,613	145,679	1,606,835	—	—	—	—

Cost of shares repurchased	(105,930)	(919,348)	(175,189)	(2,069,986)	—	—	—	—

Net increase (decrease)	300,659	$2,211,265	(15,315)	$(293,963)	—	—	—	—

At October 31, 2019, certain shareholders of record individually or collectively held greater than 10% of the net assets of the Funds as follows: Small Cap - one owns 19%. Transactions by this shareholder may have a material impact on the Fund.

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Notes to Financial Statements (continued)

h. REPURCHASE AGREEMENTS AND JOINT REPURCHASE AGREEMENTS

The Funds may enter into third-party repurchase agreements for temporary cash management purposes and third-party or bilateral joint repurchase agreements for reinvestment of cash collateral on securities lending transactions under the securities lending program offered by The Bank of New York Mellon (“BNYM”) (the “Program”) (collectively, “Repurchase Agreements”). The value of the underlying collateral, including accrued interest, must equal or exceed the value of the Repurchase Agreements during the term of the agreement. For joint repurchase agreements, the Funds participate on a pro rata basis with other clients of BNYM in its share of the underlying collateral under such joint repurchase agreements and in its share of proceeds from any repurchase or other disposition of the underlying collateral. The underlying collateral for all Repurchase Agreements is held in safekeeping by the Funds’ custodian or at the Federal Reserve Bank. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. Pursuant to the Program, the Funds are indemnified for such losses by BNYM on joint repurchase agreements.

At October 31, 2019, the market value of Repurchase Agreements outstanding for Small Cap and Emerging Opportunities were $785,379 and $3,939,846, respectively.

2. AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

For each of the Funds, the Trust has entered into an investment advisory agreement under which the Investment Manager, a subsidiary and the U.S. retail distribution arm of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration and operations. The Investment Manager selects one or more subadvisers for the Funds (subject to Board approval) and monitors each subadviser’s investment performance, security holdings and investment strategies. Each Fund’s investment portfolio is managed by one or more portfolio managers who serve pursuant to a subadvisory agreement with the Investment Manager. Small Cap is managed by Frontier Capital Management Co., LLC (“Frontier”). AMG indirectly owns a majority interest in Frontier. Emerging Opportunities is managed by Next Century Growth Investors, LLC, RBC Global Asset Management (U.S.) Inc., and WEDGE Capital Management LLP. Effective March 19, 2019, Lord, Abbett & Co. LLC no longer manages a portion of the Emerging Opportunities portfolio of investments.

Investment management fees are paid directly by the Funds to the Investment Manager based on average daily net assets. For the fiscal year ended October 31, 2019, the Funds’ investment management fees were paid at the following annual rate of each Fund’s respective average daily net assets:

Small Cap	0.70%

Emerging Opportunities	0.74%	[1]

[1]	Prior to March 1, 2019, the annual rate for the investment management fees for Emerging Opportunities was 1.00% of the Fund’s average daily net assets.

The Investment Manager has contractually agreed, through at least March 1, 2020, to waive management fees and/or pay or reimburse fund expenses in order to limit total annual Fund operating expenses after fee waiver and expense reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts, and in connection with securities sold short), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions and other transaction costs, dividends payable with respect to securities sold short, acquired fund fees and expenses and extraordinary expenses) of Small Cap and Emerging Opportunities to 0.90% and 0.94%, respectively, of each Fund’s average daily net assets (this annual rate or such other annual rate that may be in effect from time to time, the “Expense Cap”), subject to later reimbursement by the Funds in certain circumstances. Prior to March 1, 2019, the Emerging Opportunities contractual expense limitation was 1.18%.

The contractual expense limitation may only be terminated in the event the Investment Manager or a successor ceases to be the investment manager of the Fund or a successor fund, by mutual agreement between the Investment Manager and the Board, or in the event of the Fund’s liquidation unless the Fund is reorganized or is a party to a merger in which the surviving entity is successor to the accounting and performance information of the Fund.

In general, for a period of up to 36 months, the Investment Manager may recover from each Fund fees waived and expenses paid pursuant to this contractual agreement, provided that such repayment would not cause a Fund’s total annual operating expenses after fee waiver and expense reimbursements (exclusive of the items noted in the parenthetical above) to exceed the contractual expense limitation amount.

At October 31, 2019, the Funds’ expiration of reimbursements subject to recoupment is as follows:

Expiration Period	Small Cap	Emerging Opportunities

Less than 1 year	$106,586	$132,090

1-2 years	105,483	130,107

2-3 years	121,636	131,263

Total	$333,705	$393,460

The Trust, on behalf of the Funds, has entered into an amended and restated Administration Agreement under which the Investment Manager serves as the Funds’ administrator (the “Administrator”) and is responsible for all non-portfolio management aspects of managing the Funds’ operations, including administration and shareholder services to each Fund. Each Fund pays a fee to the Administrator at the rate of 0.15% per annum of the Fund’s average daily net assets for this service.

The Funds are distributed by AMG Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager. The Distributor serves as the distributor and underwriter for each Fund and is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold directly to prospective purchasers and through brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. Generally the Distributor bears all or a portion of the expenses of providing services pursuant to the distribution agreement, including the payment of the expenses relating to the distribution of prospectuses for sales purposes and any advertising or sales literature.

Small Cap has adopted a distribution and service plan (the “Plan”) with respect to the Class N shares, in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of FINRA regarding asset-based sales charges. Pursuant to the Plan, Small Cap may make payments to the Distributor for its expenditures in financing any activity primarily intended to

32

Notes to Financial Statements (continued)

result in the sale of the Fund’s Class N shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorized payments to the Distributor up to 0.25% annually of the Fund’s average daily net assets attributable to the Class N shares.

For Class N of Small Cap and Emerging Opportunities, and for Class I of Small Cap, the Board has approved reimbursement payments to the Investment Manager for shareholder servicing expenses (“shareholder servicing fees”) incurred. Shareholder servicing fees include payments to financial intermediaries, such as broker-dealers (including fund supermarket platforms), banks, and trust companies who provide shareholder recordkeeping, account servicing and other services. The Class N shares of Small Cap and Emerging Opportunities and Class I shares of Small Cap may reimburse the Investment Manager for the actual amount incurred up to a maximum annual rate of each Class’s average daily net assets as shown in the table below.

The impact on the annualized expense ratios for the fiscal year ended October 31, 2019, were as follows:

Fund	Maximum Annual Amount Approved	Actual Amount Incurred

Small Cap

Class N	0.15%	0.15%

Class I	0.15%	0.06%

Emerging Opportunities

Class N	0.25%	0.25%

The Board provides supervision of the affairs of the Trust and other trusts within the AMG Funds family. The Trustees of the Trust who are not affiliated with the Investment Manager receive an annual retainer and per meeting fees for regular, special and telephonic meetings, and they are reimbursed for out-of-pocket expenses incurred while carrying out their duties as Board members. The Chairman of the Board and the Audit Committee Chair receive additional annual retainers. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

The Securities and Exchange Commission (the “SEC”) granted an exemptive order that permits the Funds to lend and borrow money for certain temporary purposes directly to and from other eligible funds in the AMG Funds family. Participation in this interfund lending program is voluntary for both the borrowing and lending funds, and an interfund loan is only made if it benefits each participating fund. The Administrator manages the program according to procedures approved by the Board, and the Board monitors the operation of the program. An interfund loan must comply with certain conditions set out in the exemptive order, which are designed to assure fairness and protect all participating funds. For the fiscal year ended October 31, 2019, Small Cap borrowed a maximum of $350,968 for five days paying interest of $138. The interest expense amount is included in the Statement of Operations as miscellaneous expense. Emerging Opportunities neither borrowed from nor lent to other funds in the AMG Funds family. At October 31, 2019, the Funds had no interfund loans outstanding.

For the fiscal year ended October 31, 2019, Emerging Opportunities executed security transactions with other funds affiliated with Lord, Abbett & Co. LLC. Each of the transactions were executed at the closing price of the security transacted and with no commissions under Rule 17a-7 procedures approved by the Board. The amounts purchased and sold during the fiscal year ended October 31, 2019, are reflected in the following chart:

	Number of Transactions	Total Quantity	Cost/Proceeds

Purchases	2	17,208	$351,687

Sales*	2	17,532	1,047,929

*	Realized gain was $637,391.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities and U.S. Government Obligations) for the fiscal year ended October 31, 2019, were as follows:

	Long Term Securities

Fund	Purchases	Sales

Small Cap	$41,784,908	$43,514,603

Emerging Opportunities	129,710,464	149,473,918

The Funds had no purchases or sales of U.S. Government Obligations during the fiscal year ended October 31, 2019.

4. PORTFOLIO SECURITIES LOANED

The Funds participate in the Program providing for the lending of securities to qualified borrowers. Securities lending income includes earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the Program, and the Funds, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash or U.S. Government and Agency Obligations. Collateral is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Under the terms of the Program, the Funds are indemnified for such losses by BNYM. Cash collateral is held in separate omnibus accounts managed by BNYM, who is authorized to exclusively enter into joint repurchase agreements for that cash collateral. Securities collateral is held in separate omnibus accounts managed by BNYM that cannot be sold or pledged. BNYM bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower due to any loss on the collateral invested.

33

Notes to Financial Statements (continued)

The value of securities loaned on positions held, and cash and securities collateral received at October 31, 2019, were as follows:

Fund	Securities Loaned	Cash Collateral Received	Securities Collateral Received	Total Collateral Received

Small Cap	$4,400,170	$785,379	$3,613,953	$4,399,332

Emerging Opportunities	21,076,086	3,939,846	18,059,376	21,999,222

The following table summarizes the securities received as collateral for securities lending at October 31, 2019:

Fund	Collateral Type	Coupon Range	Maturity Date Range

Small Cap	U.S. Treasury Obligations	0.000%-8.750%	11/14/19-02/15/49

Emerging Opportunities	U.S. Treasury Obligations	0.000%-8.750%	11/15/19-02/15/49

5. COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the Funds had no prior claims or losses and expect the risks of loss to be remote.

6. MASTER NETTING AGREEMENTS

The Funds may enter into master netting agreements with their counterparties for the securities lending program and Repurchase Agreements, which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to master netting agreements in the Statement of Assets and Liabilities. For securities lending transactions, see Note 4.

The following table is a summary of the Funds’ open Repurchase Agreements that are subject to a master netting agreement as of October 31, 2019:

		Gross Amount Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Offset Amount	Net Asset Balance	Collateral Received	Net Amount

Small Cap

Citigroup Global Markets, Inc.	$785,379	—	$785,379	$785,379	—

Emerging Opportunities

Cantor Fitzgerald Securities, Inc.	$1,000,000	—	$1,000,000	$1,000,000	—

Citigroup Global Markets, Inc.	1,000,000	—	1,000,000	1,000,000	—

Industrial and Commercial Bank of China Financial Services LLC	939,846	—	939,846	939,846	—

MUFG Securities America, Inc.	1,000,000	—	1,000,000	1,000,000	—

Total	$3,939,846	—	$3,939,846	$3,939,846	—

7. SUBSEQUENT EVENTS

The Funds have determined that no material events or transactions occurred through the issuance date of the Funds’ financial statements which require an additional disclosure in or adjustment of the Funds’ financial statements.

34

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF TRUSTEES OF AMG FUNDS I AND SHAREHOLDERS OF AMG FRONTIER SMALL CAP GROWTH FUND AND AMG MANAGERS EMERGING OPPORTUNITIES FUND:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of AMG Frontier Small Cap Growth Fund and AMG Managers Emerging Opportunities Fund (two of the funds constituting AMG Funds I, hereafter collectively referred to as the “Funds”) as of October 31, 2019, the related statements of operations for the year ended October 31, 2019, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended October 31, 2019 and each of the financial highlights for each of the five years in the period ended October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2019

We have served as the auditor of one or more investment companies in the AMG Funds Family since 1993.

35

Other Information

TAX INFORMATION

The AMG Frontier Small Cap Growth Fund and AMG Managers Emerging Opportunities Fund each hereby designates the maximum amount allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2018/2019 Form 1099-DIV you receive for each Fund will show the tax status of all distributions paid to you during the year.

Pursuant to section 852 of the Internal Revenue Code, AMG Frontier Small Cap Growth Fund and AMG Managers Emerging Opportunities Fund each hereby designates as a capital gain distribution with respect to the taxable period ended October 31, 2019, $3,096,189 and $26,341,201, respectively, or if subsequently determined to be different, the net capital gains of such period.

36

AMG Funds Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and ages are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 600 Steamboat Road, Suite 300, Greenwich, Connecticut 06830.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2012	Bruce B. Bingham, 71
• Oversees 49 Funds in Fund Complex	Partner, Hamilton Partners (real estate development firm) (1987-Present); Director of The Yacktman Funds (2000-2012).

• Trustee since 2000	Edward J. Kaier, 74
• Oversees 49 Funds in Fund Complex

Attorney at Law and Partner, Teeters Harvey Marrone & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013	Kurt A. Keilhacker, 56
• Oversees 52 Funds in Fund Complex

Managing Partner, TechFund Capital (1997-Present); Managing Partner, TechFund Europe (2000-Present); Board Member, 6wind SA, (2002-Present); Managing Partner, Elementum Ventures (2013-Present); Director, MetricStory, Inc. (2017-Present); Trustee, Wheaton College (2018-Present); Trustee, Gordon College (2001-2016).

• Trustee since 2000	Steven J. Paggioli, 69
• Oversees 49 Funds in Fund Complex

Independent Consultant (2002-Present); Trustee, Professionally Managed Portfolios (28 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Muzinich BDC, Inc. (business development company) (2019-Present); Independent Director, Chase Investment Counsel (2008–2019); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001).

• Trustee since 2013	Richard F. Powers III, 73
• Oversees 49 Funds in Fund Complex	Adjunct Professor, U.S. Naval War College (2016-Present); Adjunct Professor, Boston College (2010-2013); President and CEO of Van Kampen Investments Inc. (1998-2003).

• Independent Chairman	Eric Rakowski, 61
• Trustee since 2000 • Oversees 52 Funds in Fund Complex

Professor of Law, University of California at Berkeley School of Law - Boalt Hall (1990-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Trustee of Third Avenue Trust (2002-2019); Trustee of Third Avenue Variable Trust (2002-2019).

• Trustee since 2013	Victoria L. Sassine, 54
• Oversees 52 Funds in Fund Complex

Adjunct Professor, Babson College (2007–Present); Director, Board of Directors, PRG Group (2017-Present); CEO, Founder, Scale Smarter Partners, LLC (2018-Present); Chairperson, Board of Directors, Business Management Associates (2018-Present).

• Trustee since 2000	Thomas R. Schneeweis, 72
• Oversees 49 Funds in Fund Complex

Professor Emeritus, University of Massachusetts (2013-Present); President, TRS Associates (1982-Present); Board Member, Chartered Alternative Investment Association (“CAIA”) (2002-Present); Director, Institute for Global Asset and Risk Management (Education) (2010-Present); Co-Owner, Quantitative Investment Technologies (2014-Present); Director of Research, Yes Wealth Management (2018-Present); Partner, S Capital Wealth Advisors (2015-2018); Partner, S Capital Management, LLC (2007-2015); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-2013).

37

AMG Funds Trustees and Officers (continued)

Interested Trustees

Each Trustee in the following table is an “interested person” of the Trust within the meaning of the 1940 Act. Ms. Carsman is an interested person of the Trust within the meaning of the 1940 Act by virtue of her position with, and interest in securities of, AMG.

Number of Funds Overseen in Fund Complex	Name, Age, Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee

• Trustee since 2011	Christine C. Carsman, 67
• Oversees 52 Funds in Fund Complex

Senior Policy Advisor, Affiliated Managers Group, Inc. (2019-Present); Director of Harding, Loevner Funds, Inc. (9 portfolios); Executive Vice President, Deputy General Counsel and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2017-2018); Director (2010-2018) and Chair of the Board of Directors (2015-2018), AMG Funds plc; Senior Vice President and Deputy General Counsel, Affiliated Managers Group, Inc. (2011-2016); Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2007-2011); Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-2007); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2004-2011); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004).

Officers

Position(s) Held with Fund and Length of Time Served	Name, Age, Principal Occupation(s) During Past 5 Years

• President since 2018	Keitha L. Kinne, 61
• Principal Executive Officer since 2018 • Chief Executive Officer since 2018 • Chief Operating Officer since 2007

Chief Operating Officer, AMG Funds LLC (2007-Present); Chief Investment Officer, AMG Funds LLC (2008-Present); President and Principal, AMG Distributors, Inc. (2018-Present); Chief Operating Officer, AMG Distributors, Inc. (2007-Present); President, Chief Executive Officer and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2018-Present); Chief Operating Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2007-Present); Chief Operating Officer, AMG Funds IV (2016-Present); Chief Operating Officer and Chief Investment Officer, Aston Asset Management, LLC (2016); President and Principal Executive Officer, AMG Funds, AMG Funds I, AMG Funds II and AMG Funds III (2012-2014); Managing Partner, AMG Funds LLC (2007-2014); President and Principal, AMG Distributors, Inc. (2012-2014); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006).

• Secretary since 2015	Mark J. Duggan, 54
• Chief Legal Officer since 2015

Senior Vice President and Senior Counsel, AMG Funds LLC (2015-Present); Secretary and Chief Legal Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2015-Present); Attorney, K&L Gates, LLP (2009-2015).

• Chief Financial Officer since	Thomas G. Disbrow, 53
2017 • Treasurer since 2017 • Principal Financial Officer since 2017 • Principal Accounting Officer since 2017

Vice President, Mutual Fund Treasurer & CFO, AMG Funds, AMG Funds LLC (2017-Present); Chief Financial Officer, Principal Financial Officer, Treasurer and Principal Accounting Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Managing Director - Global Head of Traditional Funds Product Control, UBS Asset Management (Americas), Inc. (2015-2017); Managing Director - Head of North American Funds Treasury, UBS Asset Management (Americas), Inc. (2011-2015).

• Deputy Treasurer since 2017	John A. Starace, 49

Director, Mutual Fund Accounting, AMG Funds LLC (2017-Present); Vice President, Deputy Treasurer of Mutual Funds Services, AMG Funds LLC (2014-2017); Deputy Treasurer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2017-Present); Vice President, Citi Hedge Fund Services (2010-2014); Audit Senior Manager (2005-2010) and Audit Manager (2001-2005), Deloitte & Touche LLP.

• Chief Compliance Officer since	Patrick J. Spellman, 45
2019

Vice President, Chief Compliance Officer, AMG Funds LLC (2017-Present); Chief Compliance Officer and Sarbanes-Oxley Code of Ethics Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present); Chief Compliance Officer, AMG Distributors, Inc., (2010-Present) Senior Vice President, Chief Compliance Officer, AMG Funds LLC (2011-2017); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, and AMG Funds III (2014-2019); Anti-Money Laundering Officer, AMG Funds IV, (2016-2019); Compliance Manager, Legal and Compliance, Affiliated Managers Group, Inc. (2005-2011).

• Assistant Secretary since 2016	Maureen A. Meredith, 34

Vice President, Counsel, AMG Funds LLC (2019-Present); Director, Counsel, AMG Funds LLC (2017-2018); Vice President, Counsel, AMG Funds LLC (2015-2017); Assistant Secretary, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2016-Present); Associate, Ropes & Gray LLP (2011-2015); Law Fellow, Massachusetts Appleseed Center for Law and Justice (2010-2011).

• Anti-Money Laundering	Hector D. Roman, 41
Compliance Officer since 2019

Manager, Legal and Compliance, AMG Funds LLC (2017-Present); Director of Compliance, Morgan Stanley Investment Management (2015-2017); Senior Advisory, PricewaterhouseCoopers LLP (2014-2015); Risk Manager, Barclays Investment Bank (2008-2014); Anti-Money Laundering Compliance Officer, AMG Funds, AMG Funds I, AMG Funds II, AMG Funds III and AMG Funds IV (2019-Present).

38

Annual Renewal of Investment Management and Subadvisory Agreements

AMG Managers Emerging Opportunities Fund and AMG Frontier Small Cap Growth Fund: Approval of Investment Management Agreement and Subadvisory Agreements on June 27, 2019

At an in-person meeting held on June 27, 2019, the Board of Trustees (the “Board” or the “Trustees”), and separately a majority of the Trustees who are not “interested persons” of AMG Funds I (the “Trust”) (the “Independent Trustees”), approved (i) the Investment Management Agreement, as amended pursuant to letter agreements at any time prior to the date of the meeting, with AMG Funds LLC (the “Investment Manager”) for each of AMG Managers Emerging Opportunities Fund and AMG Frontier Small Cap Growth Fund (each, a “Fund,” and collectively, the “Funds”) and separately each of Amendment No. 1 thereto dated July 1, 2015, and Amendment No. 2 thereto dated October 1, 2016 (collectively, the “Investment Management Agreement”) and (ii) the Subadvisory Agreement, as amended at any time prior to the date of the meeting, with the applicable Subadviser for each Fund (collectively, the “Subadvisory Agreements”). The Independent Trustees were separately represented by independent legal counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management Agreement and the Subadvisory Agreements, the Trustees reviewed a variety of materials relating to each Fund, the Investment Manager and each Subadviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds for each Fund (each, a “Peer Group”), performance information for the relevant benchmark index for each Fund (each, a “Fund Benchmark”) and, with respect to each applicable Subadviser, comparative performance information for an appropriate peer group of managed accounts, and other information provided to them on a periodic basis throughout the year, as well as information provided in connection with their meeting held on June 27, 2019, regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisers under their respective agreements and other relevant matters. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management Agreement and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

NATURE, EXTENT AND QUALITY OF SERVICES

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, information about its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager in Board meetings relating to the performance of its duties with respect to the Funds and the Trustees’ knowledge of the Investment Manager’s management and the quality of the performance of the Investment Manager’s duties under the Investment Management Agreement and Administration Agreement. In the course of their deliberations regarding the Investment Manager, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the search, selection and monitoring services performed by the Investment Manager in overseeing the portfolio management responsibilities of the Subadvisers; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance program. The Trustees also took into account that, in performing its functions under the Investment Management Agreement and supervising each Subadviser, the Investment Manager: performs periodic detailed analyses and reviews of the performance by each Subadviser of its obligations to a Fund, including without limitation, analysis and review of portfolio and other compliance matters and review of each Subadviser’s investment performance with respect to a Fund; prepares and presents periodic reports to the Board regarding the investment performance of each Subadviser and other information regarding each Subadviser, at such times and in such forms as the Board may reasonably request; reviews and considers any changes in the personnel of each Subadviser responsible for performing the Subadviser’s obligations and makes appropriate reports to the Board; reviews and considers any changes in the ownership or senior management of each Subadviser and makes appropriate reports to the Board; performs periodic in-person or telephonic diligence meetings, including with respect to compliance matters, with representatives of each Subadviser; assists the Board and management of the Trust in developing and reviewing information with respect to the initial approval of each Subadvisory Agreement and annual consideration of each Subadvisory Agreement thereafter; prepares recommendations with respect to the continued retention of any Subadviser or the replacement of any Subadviser, including at the request of the Board; identifies potential successors to, or replacements of, any Subadviser or potential additional subadvisers, including performing appropriate due diligence, and developing and presenting to the Board a recommendation as to any such successor, replacement, or additional subadviser, including at the request of the Board; designates and compensates from its own resources such personnel as the Investment Manager may consider necessary or appropriate to the performance of its services; and performs such other review and reporting functions as the Board shall reasonably request consistent with the Investment Management Agreement and applicable law. With respect to AMG Frontier Small Cap Growth Fund, the Trustees noted the affiliation of the Subadviser with the Investment Manager, noting any potential conflicts of interest. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain contractual expense limitations for the Funds. The Trustees also considered the Investment Manager’s risk management processes.

The Trustees also reviewed information relating to each Subadviser’s operations and personnel and the investment philosophy, strategies and techniques (for each Subadviser, its “Investment Strategy”) used in managing a Fund or the portion of a Fund for which the Subadviser has portfolio management responsibility. Among other things, the Trustees reviewed information on portfolio management and other professional staff, information regarding each Subadviser’s organizational and management structure and each Subadviser’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individual(s) at each Subadviser with portfolio management responsibility for a Fund or the portion of a Fund managed by the Subadviser, including the information set forth in the Fund’s prospectus and statement of additional information. With respect to AMG Managers Emerging Opportunities Fund, which is managed by multiple Subadvisers, the Trustees also noted the manner in which each Subadviser’s Investment Strategy complements those utilized by the Fund’s other Subadvisers. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by each Subadviser in the past; (b) the qualifications and experience of

39

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

the Subadviser’s personnel; and (c) the Subadviser’s compliance program. The Trustees also took into account the financial condition of each Subadviser with respect to its ability to provide the services required under its Subadvisory Agreement. The Trustees also considered each Subadviser’s risk management processes.

PERFORMANCE

The Board considered each Fund’s net performance during relevant time periods as compared to each Fund’s Peer Group and Fund Benchmark and considered each applicable Subadviser’s performance as compared to an appropriate peer group of managed accounts and also considered the gross performance of the Fund or the portion of the Fund managed by each Subadviser as compared to the Subadviser’s relevant performance composite that utilizes the same investment strategy and approach and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition, as well as the Subadviser’s Investment Strategy, including, with respect to AMG Managers Emerging Opportunities Fund, the portion of the Fund managed by each Subadviser. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to AMG Managers Emerging Opportunities Fund. The Board was mindful of the Investment Manager’s attention to monitoring each Subadviser’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

ADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the advisory fee charged by the Investment Manager for managing each Fund, the Trustees noted that the Investment Manager, and not the Fund, is responsible for paying the fees charged by the Fund’s Subadviser(s) and, therefore, that the fees paid to the Investment Manager cover the cost of providing portfolio management services as well as the cost of providing search, selection and monitoring services in operating a “manager-of-managers” complex of mutual funds. The Trustees also considered the amount of the advisory fee retained by the Investment Manager after payment of the subadvisory fee(s) with respect to each Fund. The Trustees also noted payments made or to be made from Frontier Capital Management Company, LLC (“Frontier”) to the

Investment Manager, and other payments made or to be made from the Investment Manager to Frontier. The Trustees concluded that, in light of the high quality supervisory services provided by the Investment Manager and the fact that the subadvisory fees are paid out of the advisory fee, the advisory fee payable by each Fund to the Investment Manager can reasonably be expected to exceed the median advisory fee for the Peer Group, which consists of many funds that do not operate with a manager-of-managers structure. In this regard, the Trustees also noted that the Investment Manager has undertaken to maintain contractual expense limitations for the Funds.

In addition, in considering the reasonableness of the advisory fee payable to the Investment Manager, the Trustees also reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect (including any so-called “fallout benefits” such as reputational value derived from the Investment Manager serving as Investment Manager to a Fund), received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the AMG Funds Family of Funds; the cost of providing such services; the significant risks undertaken as Investment Manager and sponsor of the Funds, including investment, operational, enterprise, entrepreneurial, litigation, regulatory and compliance risks; and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees also noted the current asset levels of each Fund and the willingness of the Investment Manager to waive fees and pay expenses for all of the Funds from time to time as a means of limiting total expenses. The Trustees also considered management’s discussion of the current asset levels of the Funds, and the impact on profitability of both the current asset levels and any future growth of assets of the Funds. The Board took into account management’s discussion of the advisory fee structure, and the services the Investment Manager provides in performing its functions under the Investment Management Agreement and supervising each Subadviser. In this regard, the Trustees noted that, unlike a mutual fund that is managed by a single investment adviser, the Funds operate in a manager-of-managers structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fees for any Fund at this time. With respect to economies of scale, the Trustees also noted that as a Fund’s assets increase over time, the Fund may realize other economies of scale to the extent that the increase in assets is proportionally greater than the increase in certain other expenses.

SUBADVISORY FEES AND PROFITABILITY

In considering the reasonableness of the subadvisory fee payable by the Investment Manager to each Subadviser of AMG Managers Emerging Opportunities Fund, the Trustees relied on the ability of the Investment Manager to negotiate the terms of the Subadvisory Agreement at arm’s length as part of the manager-of-managers structure, noting that each Subadviser of AMG Managers Emerging Opportunities Fund is not affiliated with the Investment Manager. In addition, the Trustees considered other potential benefits of the subadvisory relationship to a Subadviser, including, among others, the indirect benefits that the Subadviser may receive from the Subadviser’s relationship with AMG Managers Emerging Opportunities Fund, including any so-called “fallout benefits” to the Subadviser, such as reputational value derived from the Subadviser serving as Subadviser to the Fund. In addition, the Trustees noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. As a consequence of all of the foregoing, the cost of services to be provided by each unaffiliated Subadviser and the profitability to the Subadviser of its relationship with AMG Managers Emerging Opportunities Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of the portion of AMG Managers Emerging Opportunities Fund managed by each unaffiliated Subadviser to be a material factor in their deliberations at this time.

In considering the reasonableness of the subadvisory fees payable by the Investment Manager to Frontier, the Trustees noted that Frontier is an affiliate of the Investment Manager, and the Trustees reviewed information regarding the cost to Frontier of providing subadvisory services to AMG Frontier Small Cap Growth Fund and the resulting profitability from such relationship. The Trustees noted that, because Frontier is an affiliate of the Investment Manager, a portion of Frontier’s revenues or profits might be shared directly or indirectly with the Investment Manager. The Trustees also noted that the subadvisory fees are paid by the Investment Manager out of its advisory fee. The Board also took into account management’s discussion of the subadvisory fee structure, and the services Frontier provides in performing its functions under the

40

Annual Renewal of Investment Management and Subadvisory Agreements (continued)

Subadvisory Agreement. Based on the foregoing, the Trustees concluded that the profitability to Frontier is reasonable and that Frontier is not realizing material benefits from economies of scale that would warrant adjustments to the subadvisory fees at this time. Also with respect to economies of scale, the Trustees noted that as the Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In addition to the foregoing, the Trustees considered the specific factors and related conclusions set forth below with respect to each Fund, the Investment Manager and each Subadviser.

AMG Managers Emerging Opportunities Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class N shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above the median performance of the Peer Group and above, above, below and above, respectively, the performance of the Fund Benchmark, the Russell Microcap® Index. The Trustees took into account management’s discussion of the Fund’s performance, noting that Class N shares of the Fund ranked in the top decile relative to its Peer Group for the 1-year, 3-year and 10- year periods and in the top quintile relative to its Peer Group for the 5-year period. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were lower and higher, respectively, than the average for the Peer Group. The Trustees took into account the fact that, effective March 1, 2019, the Investment Manager has contractually agreed, through March 1, 2020, to lower the Fund’s contractual expense limitation from 1.18% to 0.94% of the Fund’s net annual operating expenses (subject to certain excluded expenses). The Trustees also noted that, effective March 1, 2019, the Fund’s management fee rate was reduced. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisers, the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadvisers, the Fund’s advisory and subadvisory fees are reasonable.

AMG Frontier Small Cap Growth Fund

FUND PERFORMANCE

Among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for Class I shares (which share class has the earliest inception date and the largest amount of assets of all the share classes of the Fund) for the 1-year, 3-year, 5-year and 10-year periods ended March 31, 2019 was above, above, above and below, respectively, the median performance of the Peer Group and above, above, above and below, respectively, the performance of the Fund Benchmark, the Russell 2000® Growth Index. The Trustees took into account management’s discussion of the Fund’s performance, including the Fund’s more recent improved performance. The Trustees also noted that Class I shares of the Fund ranked in the top quintile relative to its Peer Group for the 1-year and 3-year periods. The Trustees concluded that the Fund’s overall performance has been satisfactory.

ADVISORY AND SUBADVISORY FEES

The Trustees noted that the Fund’s management fees (which include both the advisory and administration fees) and total expenses (weighted average, all classes combined) (net of applicable expense waivers/reimbursements) as of March 31, 2019 were both lower than the average for the Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through March 1, 2020, to limit the Fund’s net annual operating expenses (subject to certain excluded expenses) to 0.90%. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadviser (which is an affiliate of the Investment Manager), the foregoing expense limitation and the considerations noted above with respect to the Investment Manager and the Subadviser, the Fund’s advisory and subadvisory fees are reasonable.

*  *  *  *

After consideration of the foregoing, the Trustees also reached the following conclusions (in addition to the conclusions discussed above) regarding each Investment Management Agreement and each Subadvisory Agreement: (a) the Investment Manager and each Subadviser have demonstrated that they possess the capability and resources to perform the duties required of them under each Investment Management Agreement and the applicable Subadvisory Agreements and (b) the Investment Manager and each Subadviser maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of each Investment Management Agreement and each Subadvisory Agreement would be in the best interests of the applicable Fund and its shareholders. Accordingly, on June 27, 2019, the Trustees, and separately a majority of the Independent Trustees, voted to approve the Investment Management and the Subadvisory Agreements for each Fund.

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INVESTMENT MANAGER AND ADMINISTRATOR

AMG Funds LLC

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

DISTRIBUTOR

AMG Distributors, Inc.

600 Steamboat Road, Suite 300

Greenwich, CT 06830

800.548.4539

CUSTODIAN

The Bank of New York Mellon

111 Sanders Creek Parkway

East Syracuse, NY 13057

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower, 800 Boylston Street

Boston, MA 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

Attn: AMG Funds

P.O. Box 9769

Providence, RI 02940

800.548.4539

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.548.4539. Distributed by AMG Distributors, Inc., member FINRA/SIPC.

Current net asset values per share for each Fund are available on the Funds’ website at amgfunds.com.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.548.4539, or (ii) on the Securities and Exchange Commission’s (SEC) website at sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended June 30, call 800.548.4539 or visit the SEC website at sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, which has replaced Form N-Q. The Funds’ portfolio holdings on Form N-PORT are available on the SEC’s website at sec.gov. To review a complete list of the Funds’ portfolio holdings, or to view the most recent semiannual report or annual report, please visit amgfunds.com.

amgfunds.com	45

AFFILIATE SUBADVISED FUNDS

BALANCED FUNDS

AMG Chicago Equity Partners Balanced

Chicago Equity Partners, LLC

AMG FQ Global Risk-Balanced

First Quadrant, L.P.

EQUITY FUNDS

AMG FQ Tax-Managed U.S. Equity

AMG FQ Long-Short Equity

First Quadrant, L.P.

AMG Frontier Small Cap Growth

Frontier Capital Management Co., LLC

AMG GW&K Small Cap Core

AMG GW&K Small/Mid Cap

AMG GW&K Trilogy Emerging Markets Equity

AMG GW&K Trilogy Emerging Wealth Equity

GW&K Investment Management, LLC

AMG Renaissance Large Cap Growth

The Renaissance Group LLC

AMG River Road Dividend All Cap Value

AMG River Road Dividend All Cap Value II

AMG River Road Focused Absolute Value

AMG River Road Long-Short

AMG River Road Small-Mid Cap Value

AMG River Road Small Cap Value

River Road Asset Management, LLC

AMG SouthernSun Small Cap

AMG SouthernSun U.S. Equity

SouthernSun Asset Management, LLC

AMG TimesSquare Emerging Markets Small Cap

AMG TimesSquare Global Small Cap

AMG TimesSquare International Small Cap

AMG TimesSquare Mid Cap Growth

AMG TimesSquare Small Cap Growth

TimesSquare Capital Management, LLC

AMG Yacktman

AMG Yacktman Focused

AMG Yacktman Focused Fund - Security Selection Only

AMG Yacktman Special Opportunities

Yacktman Asset Management LP

FIXED INCOME FUNDS

AMG GW&K Core Bond ESG

AMG GW&K Enhanced Core Bond ESG

AMG GW&K Municipal Bond

AMG GW&K Municipal Enhanced Yield

GW&K Investment Management, LLC

OPEN-ARCHITECTURE FUNDS

EQUITY FUNDS

AMG Managers Brandywine

AMG Managers Brandywine Advisors Mid Cap Growth

AMG Managers Brandywine Blue

Friess Associates, LLC

AMG Managers Cadence Emerging Companies

AMG Managers Cadence Mid Cap

Cadence Capital Management LLC

AMG Managers CenterSquare Real Estate

CenterSquare Investment Management LLC

AMG Managers Emerging Opportunities

WEDGE Capital Management L.L.P.

Next Century Growth Investors LLC

RBC Global Asset Management (U.S.) Inc.

AMG Managers Fairpointe ESG Equity

AMG Managers Fairpointe Mid Cap

Fairpointe Capital LLC

AMG Managers LMCG Small Cap Growth

LMCG Investments, LLC

AMG Managers Montag & Caldwell Growth

Montag & Caldwell, LLC

AMG Managers Pictet International

Pictet Asset Management Limited

AMG Managers Silvercrest Small Cap

Silvercrest Asset Management Group LLC

AMG Managers Skyline Special Equities

Skyline Asset Management, L.P.

AMG Managers Special Equity

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Smith Asset Management Group, L.P.

Federated MDTA LLC

FIXED INCOME FUNDS

AMG Managers Doubleline Core Plus Bond

DoubleLine Capital LP

AMG Managers Global Income Opportunity

AMG Managers Loomis Sayles Bond

Loomis, Sayles & Company, L.P.

amgfunds.com	103119 AR022

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustee Mr. Steven J. Paggioli qualifies as an Audit Committee Financial Expert. Mr. Paggioli is “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)	Audit Fees

The aggregate fees billed by the Funds’ independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the Funds for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG FQ Tax-Managed U.S. Equity Fund	$22,186	$20,714
AMG FQ Long-Short Equity Fund	$33,510	$32,976
AMG FQ Global Risk-Balanced Fund	$26,240	$27,819
AMG Frontier Small Cap Growth Fund	$21,369	$19,796
AMG Managers Emerging Opportunities Fund	$21,775	$20,356
AMG GW&K Core Bond ESG Fund	$39,548	$39,034

(b)	Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

(c)	Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2019	Fiscal 2018
AMG FQ Tax-Managed U.S. Equity Fund	$4,850	$7,774
AMG FQ Long-Short Equity Fund	$7,000	$12,142
AMG FQ Global Risk-Balanced Fund	$7,000	$10,782
AMG Frontier Small Cap Growth Fund	$4,850	$7,774
AMG Managers Emerging Opportunities Fund	$4,850	$8,939
AMG GW&K Core Bond ESG Fund	$4,850	$9,893

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2019 and $0 for fiscal 2018, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

(e)(1) According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the

Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

(e)(2) None.

(f) Not applicable.

(g) The aggregate fees billed by PwC in 2019 and 2018 for non-audit services rendered to the Funds and Fund Service Providers were $82,900 and $106,804, respectively. For the fiscal year ended October 31, 2019, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds. For the fiscal year ended October 31, 2018, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $49,500 in fees billed to the Fund Service Providers for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h) The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the internal control over financial reporting.

Item 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 13.	EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940—Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940—Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMG Funds I

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Keitha L. Kinne
Keitha L. Kinne, Principal Executive Officer

Date:	January 3, 2020

By:	/s/ Thomas Disbrow
Thomas Disbrow, Principal Financial Officer

Date:	January 3, 2020